Exhibit 10.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 11, 2025 (this “Agreement”), is among AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING PARTNERSHIP LP), a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Amended Credit Agreement (defined below)) solely for purpose of Section V hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”), each Revolving Lender (as defined in the Amended Credit Agreement (defined below)), each 2028 Term Lender (defined below), the other Lenders (defined below) party hereto and, solely for purposes of Section VII hereof, the Assigning Revolving Lenders (defined below).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Third Amended and Restated Credit Agreement, dated as of March 31, 2022 (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Amended Credit Agreement”).  Terms used but not defined herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement;

WHEREAS, the Borrower has requested (i) an increase in the Term Commitments in an aggregate principal amount of $600,000,000 (such increase, the “2028 Term Commitments”) pursuant to Section 2.22 of the Credit Agreement to be provided by the Lenders set forth on Schedule A hereto (collectively, the “2028 Term Lenders” and each, a “2028 Term Lender”) as more particularly set forth herein, (ii) an extension of the Revolving Credit Facility Maturity Date, and (iii) that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the 2028 Term Lenders are willing to provide the 2028 Term Commitments, the Revolving Lenders are willing to so extend the Revolving Credit Facility Maturity Date, and the Agent and the Lenders party hereto (constituting Required Lenders) are willing to amend the Credit Agreement as provided herein, in each case, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.Amendments to Credit Agreement.  Subject to the conditions precedent set forth in Section IV below, as of the Second Amendment Effective Date (as defined below):

A.The Credit Agreement is hereby amended to delete the red font stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue font double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto such that, immediately after giving effect to this Agreement, the Amended Credit Agreement will read as set forth in Exhibit A.

B.Schedule 2.01A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule B attached hereto.

C.Schedule 2.01B to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule C attached hereto.

D.Schedule 6.07 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule D attached hereto.

II.INCREMENTAL TERM COMMITMENTS.
A.The 2028 Term Lenders, severally and not jointly, hereby commit, subject to the conditions precedent set forth in Section IV below, to make on the Second Amendment Effective Date (defined below) 2028 Term Loans to the Borrower in the principal amount of their respective 2028 Term Commitments set forth opposite their respective names on Schedule A attached hereto; provided that the 2028 Term Commitments and any 2028 Term Loans thereunder shall be subject to the terms of the Amended Credit Agreement.

B.For avoidance of doubt, the Second Amendment Effective Date shall constitute the “Increase Effective Date” under the Amended Credit Agreement for the purposes of the 2028 Term Commitments.

III.REPRESENTATIONS.  The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement.

IV.CONDITIONS TO EFFECTIVENESS.  This Agreement and the 2028 Term Commitments provided for hereunder will become effective on the first date (such date, the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

A.The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Revolving Lender, each 2028 Term Lender, each Assigning Revolving Lender, Lenders constituting Required Lenders, and the Agent.

B.The Agent shall have received a duly executed Borrowing Request with respect to the 2028 Term Loans.

C.If so requested by any Additional Lender (defined below), the Agent shall have received applicable Notes made by the Borrower and payable to such Additional Lender.

D.The Agent shall have received a certificate of each Loan Party, signed by a Financial Officer of such Loan Party and dated as of the Second Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the 2028 Term Commitments and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that (x) the representations and warranties contained in Article III of the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Amended Credit Agreement, (y) no Default exists, and (z) attached thereto are pro forma calculations of the financial covenants set forth in Section 6.11 of the Amended Credit Agreement and the Borrowing Base Covenants (which pro forma calculations may, in each case, take into account, among other things, the straight line rent treatment of any free rent periods for all leases that have commenced as of the Second Amendment Effective Date), in each case for the fiscal quarter of Borrower ending December 31, 2024; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the most recent delivery thereof to the Agent on or after the Effective Date.

E.The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders and dated the Second Amendment Effective Date) of Bryan Cave Leighton Paisner LLP, counsel for the Borrower and the other Loan Parties, covering such matters as the Agent may reasonably request.

F.The Agent shall have received evidence that all indebtedness arising under the Credit Agreement, dated as of May 6, 2021, by and among the Borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent thereunder, shall have been (or, substantially concurrently with the funding of the 2028 Term Loans on the Second Amendment Effective Date, will be) discharged and repaid in full, and all commitments to extend credit thereunder shall have terminated.

G.The Agent shall have received (i) all fees that are due and payable to the Agent and the Lenders under any applicable fee letters between the Borrower, on the one hand, and the Agent and/or any Joint Lead Arranger, on the other hand, and (ii) all other reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Amended Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

H.The Agent shall have received all information reasonably requested by the Agent or any Lender regarding the Borrower, the other Loan Parties, and the Trust in order to comply with the Patriot Act and similar “know your customer” requirements of the Agent and the Lenders.

I.As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

V.CONFIRMATION AND RATIFICATION OF GUARANTY.  Each Loan Party (a) confirms and ratifies its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms and ratifies that its obligations under the Amended Credit Agreement constitute “Obligations” (as defined in the Amended

Credit Agreement), (c) confirms and ratifies its guarantee of the Obligations (as increased, extended or otherwise modified hereby) under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms and ratifies that its obligations under the Amended Credit Agreement are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable and (e) agrees that the Amended Credit Agreement is the “Credit Agreement” under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable.  Each Loan Party, by its execution of this Agreement, hereby confirms and ratifies that the Obligations shall remain in full force and effect.

VI.ADDITIONAL LENDERS.  Each of Barclays Bank PLC and Morgan Stanley Bank, N.A. (each, an “Additional Lender” and, collectively, the “Additional Lenders”) (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Amended Credit Agreement and this Agreement, and in taking or not taking action under the Amended Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

VII.Assigning Revolving Lenders.  On the Second Amendment Effective Date, the Revolving Commitment (as defined in the Credit Agreement immediately prior to giving effect to this Agreement) of each lender that is a party to the Credit Agreement as a “Revolving Lender” (as defined in the Credit Agreement immediately prior to giving effect to this Agreement) but does not have any Revolving Commitment on Schedule B attached hereto (each, an “Assigning Revolving Lender”) will be deemed assigned to Revolving Lenders in accordance with Section VIII hereof, and each Assigning Revolving Lender will cease to be a Revolving Lender under the Amended Credit Agreement (provided, however, that each Assigning Revolving Lender shall continue to be entitled to the benefits of any provisions of the Credit Agreement (immediately prior to giving effect to this Agreement) that by their express terms survive the termination thereof and the payment in full of principal, interest and all other amounts payable thereunder, including, without limitation, Sections 2.15, 2.16, 2.17 and 9.03 thereof).  As of the Second Amendment Effective Date, without limiting Section VIII hereof, the remaining “Revolving Lenders” under the Amended Credit Agreement shall be Lenders with Revolving Commitments as set forth on Schedule B hereto, and each such Lender, together with each Assigning Revolving Lender, by its execution and delivery of this Agreement, hereby consents to the non-pro rata reduction of Revolving Commitments and repayment of Revolving Loans occurring on the Second Amendment Effective Date as a result of the termination of the Revolving Commitments, repayment of Revolving Loans and/or assignment of Revolving Commitments and/or Revolving Loans, as applicable, of the Assigning Revolving Lenders, and, if applicable, the concurrent repayment in full of Revolving Loans and related obligations owing (whether or not due) to the Assigning Revolving Lenders under the Credit Agreement.

VIII.REALLOCATION.  Simultaneously with the effectiveness of this Agreement on the Second Amendment Effective Date, the “Revolving Commitment” (as defined in the Credit Agreement immediately prior to giving effect to this Agreement) of each of the “Revolving Lenders” (as defined in the Credit Agreement immediately prior to giving effect to this Agreement) as existing immediately prior to the Second Amendment Effective Date, shall be reallocated among the Revolving Lenders (in each case, including, without limitation, any Additional Lender with a Revolving Commitment) so that, immediately upon giving effect to this Agreement and the transactions described in Section VII above, in each such case, on the Second Amendment Effective Date, the Revolving Commitments are held by the Revolving Lenders as set forth on Schedule B attached hereto.  To effect such reallocation, the Revolving Lenders who either had no “Revolving Commitment” under the Credit Agreement immediately prior to the Second Amendment Effective Date or whose Revolving Commitment upon the effectiveness of this Agreement exceeds their respective “Revolving Commitment” under the Credit Agreement immediately prior to the effectiveness of this Agreement shall be deemed to have (x) purchased all right, title and interest in, and all obligations in respect of, the Revolving Commitments from the “Revolving Lenders” under the Credit Agreement who will not have a Revolving Commitment on and as of the Second Amendment Effective Date (including Assigning Revolving Lenders), and/or (y) to the extent of such reduction, purchased the right, title and interest in, and the obligations in respect of, the Revolving Commitments from the Revolving Lenders whose Revolving Commitments upon the effectiveness of this Agreement are less than their respective “Revolving Commitment” under the Credit Agreement immediately prior to the effectiveness of this Agreement, in each case, such that, immediately upon giving effect to this Agreement and the transactions described in Section VII above on the Second Amendment Effective Date, the Revolving Commitments of the Revolving Lenders will be held by the Revolving Lenders as set forth on Schedule B.  Any such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption without the payment of any related assignment fee, and, except for any Notes to be provided to applicable Lenders on the Second Amendment Effective Date, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived), and no consent of any other Person shall be required to effect such assignments (it being acknowledged and agreed that the Agent, each Issuing Bank, each affected Lender, and the Borrower, as applicable, hereby consent to such assignments, as applicable).  The Revolving Lenders shall make such cash settlements among themselves, through the Agent, as the Agent may direct (after giving effect to the making of any Revolving Loans and/or 2028 Term Loans to be made on the Second Amendment Effective Date, the transactions described in Section VII above, and any netting transactions effected by the Agent) with respect to such reallocations and assignments so that the aggregate outstanding principal amount of Revolving Loans shall be held by the Revolving Lenders pro rata in accordance with the amount of the Revolving Commitments set forth on Schedule B.

IX.MISCELLANEOUS.

A.Each party hereto agrees that, except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.  The Borrower hereby ratifies and confirms its obligations under the Amended Credit Agreement and the other Loan Documents to which it is a party.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  This Agreement is not intended to and shall not constitute a novation of any of the Loan Documents or the Obligations.

B.On and after the date hereof, references in the Amended Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.  This Agreement shall constitute a Loan Document.

C.This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.This Agreement shall be construed in accordance with and governed by the law of the State of New York.  Section 9.09 of the Amended Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

F.The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to (i) any document to be signed by any Lender, Titled Agent, Issuing Bank or Swingline Lender (collectively, the “Lender Parties”), in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form; and (ii) any document to be signed by the Borrower or any other Loan Party in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature of such Lender Party, the Borrower or other Loan Party, or the use of a paper-based recordkeeping system with respect to such Lender Party, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Agent is under no obligation to agree to accept electronic signatures from any Lender Party, the Borrower or other Loan Party in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided further that, upon the request of the Agent or any Lender, any such electronic signature shall be followed by a manually executed version thereof.  Each of the undersigned hereby (i) agrees that, for all purposes, electronic images of this Agreement (including with respect to any of the Lender Parties’ signature pages thereto) shall have the same legal effect, validity, admissibility into evidence and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity, admissibility into evidence or enforceability of this Agreement based solely on the lack of paper original copies hereof, including with respect to any of the Lender Parties’ signatures hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

AIREIT OPERATING PARTNERSHIP LP,

a Delaware limited partnership

By: Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its general partner

By: /s/ Scott Seager

Name: Scott Seager
Title: Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

TRUST GUARANTOR:

Ares Industrial Real Estate Income Trust Inc., a Maryland corporation

By: By: /s/ Scott Seager

Name: Scott Seager
Title: Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS:

AIREIT 101 Corporate IC LLC

AIREIT 1201 Logistics Way LLC

AIREIT baymeadow cc llc

AIREIT Bolingbrook LC I LLC

AIREIT Bolingbrook LC II LLC

AIREIT Chicago Industrial Center LLC

AIREIT coffee creek cc llc

AIREIT Commonwealth Logistics Center LLC

AIREIT Crossroads DC I LLC

AIREIT Crossroads DC II LLC

AIREIT Elgin Industrial Center LLC

AIREIT Enterprise IC LLC

AIREIT Hoagland DC LLC

AIREIT I-80 Logistics Center LLC

AIREIT Innovation Corporate Park LLC

AIREIT Miami Midway Park LLC

AIREIT Nashville Logistics Center LLC

AIREIT Remington IC LLC

AIREIT Taunton Distribution Center LLC

AIREIT Technology IC LLC

BC industrial exchange portfolio iii manager llc

BCI IV 7A DC LLC

BCI IV Aurora Corporate Center LLC

BCI IV California Business Center LLC

BCI IV Commerce Farms Logistics Center LLC

BCI IV Greater Boston IC I LLC

BCI IV Greater Boston IC II LLC

BCI IV I-24 IC LLC

BCI IV Lima DC LLC

BCI IV Madison DC LLC

BCI IV pioneer dc llc

BCI IV Riggs Hill Industrial Center LLC

BCI IV San Antonio Logistics Center LLC

BCI IV Southpark CC I LLC

BCI IV Southpark CC II LLC

BCI IV Westlake LC LLC

BCI IV Windward Ridge BC LLC

AIREIT tradeport lc llc

aireit southmeadow j llc,

each a Delaware limited liability company

By:AIREIT Operating Partnership LP,

a Delaware limited partnership,

the Sole Member of each of the foregoing entities

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

BCI IV Palm Beach CC LLC

BCI IV Trade Zone IC LLC

BCI IV Chicago IC LLC

BCI IV Upland DC LLC

BCI IV Kent IP LLC

BCI IV Renton DC LLC

BCI IV Auburn 167 IC LLC

BCI IV Tacoma CC LLC,

each a Delaware limited liability company

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company,

the Sole Member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

BCI IV Executive Airport DC II LLC,

a Delaware limited liability company

By:AIREIT TRS Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT TRS Corp.,

a Delaware corporation, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

BCI IV Stockton DC II LP,

a Delaware limited partnership

By:BCI IV Stockton DC II GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

BCI IV Stockton Industrial Center LP,

a Delaware limited partnership

By:BCI IV Stockton Industrial Center GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

BCI IV Tracy DC LP,

a Delaware limited partnership

By:BCI IV Tracy DC GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

BCI IV Tracy DC II LP,

a Delaware limited partnership

By:BCI IV Tracy DC II GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

BCI IV Etiwanda IC LP,

a Delaware limited partnership

By:BCI IV Etiwanda IC GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

BCI IV Stonewood Logistics Center LLC,

a Delaware limited liability company

By:BCI IV Stonewood LC Holdco LLC,

a Delaware limited liability company, its Sole and Managing Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

BCI IV Colony Crossing LP,

a Delaware limited partnership

By:BCI IV Colony Crossing GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

BCI IV Monument BP LP,

a Delaware limited partnership

By:BCI IV Monument BP GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

AIREIT 4 Studebaker CC LP,

a Delaware limited partnership

By:AIREIT 4 Studebaker CC GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

AIREIT Fort Worth DC LP,

a Delaware limited partnership

By:AIREIT Fort Worth DC GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

AIREIT Garland DC LP,

a Delaware limited partnership

By:AIREIT Garland DC GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

AIREX Portfolio 8 TRS LLC,

a Delaware limited partnership

By:Ares Industrial Real Estate Exchange LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT TRS Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT TRS Corp.,

a Delaware corporation, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

bci iv northlake logistics crossings LP,

a Delaware limited partnership

By:BCI IV Northlake Logistics Crossings GP LLC,

a Delaware limited liability company, its General Partner

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

AIREIT plainfield dc i llc

AIREIT Plainfield DC II LLC

each a Delaware limited liability company

By:BTC I REIT B LLC,

a Delaware limited liability company,

the Sole Member of each of the foregoing entities

By:IPT BTC I GP LLC,

a Delaware limited liability company, its Manager

By:AIREIT Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Portfolio Real Estate Holdco LLC,

a Delaware limited liability company, its Sole Member

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

AIREIT grand central west llc

AIREIT lender llc,

each a Delaware limited liability company

By:AIREIT Debt Investment Holdco LLC,

a Delaware limited liability company,

the Sole Member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SUBSIDIARY GUARANTORS CONT.:

AIREIT Beltway Logistics Center LLC

AIREIT Cameron BC LLC

AIREIT Clackamas IC LLC

AIREIT eldorado bp llc

AIREIT Port Crossing LC LLC

AIREIT Valwood IC I LLC

AIREIT Valwood IC II LLC

AIREIT weston bc llc,

each a Delaware limited liability company

By:AIREIT 2025 P1 LLC,

a Delaware limited liability company,

the Sole Member of each of the foregoing entities

By:AIREIT Operating Partnership LP,

a Delaware limited partnership, its Sole Member

By:Ares Industrial Real Estate Income Trust Inc.,

a Maryland corporation, its General Partner

By:/s/ Scott Seager

Name:Scott Seager

Title:	Managing Director, Chief Financial Officer

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, and as a Lender

By:/s/ Craig V. Koshkarian

Name: Craig V. Koshkarian

Title: Executive Director

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A.,

as a Lender

By:/s/ Kyle Pearson

Name: Kyle Pearson

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: JPMorgan Chase Bank, N.A.,

as a Lender

By:/s/ Nora Weizel

Name: Nora Weizel

Title: Authorized Signatory

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ James A. Harmann

Name: James A. Harmann

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

BARCLAYS BANK PLC,

as a Lender

By:/s/ Craig Malloy

Name: Craig Malloy

Title: Director

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: TRUIST BANK,

as a Lender

By:/s/ Richard de la Vega

Name: Richard de la Vega

Title: Director

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Citibank, N.A.,

as a Lender

By:/s/ David Bouton

Name: David Bouton

Title: Authorized Signatory

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA,

as a Lender

By:/s/ Jonathan Dworkin

Name: Jonathan Dworkin

Title: Authorized Signatory

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: The Huntington National Bank, as a Lender

By:/s/ Victoria Diaz

Name: Victoria Diaz

Title: Assistant Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

U.S. Bank National Association,

as a Lender

By:/s/ Travis Myers

Name: Travis Myers

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Morgan Stanley Bank, N.A.,

as a Lender

By:/s/ Michael King

Name: Michael King

Title: Authorized Signatory

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Associated Bank, National Association,

as a Lender

By:/s/ Mitchell Vega

Name: Mitchell Vega

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Eastern Bank

as a Lender

By:/s/ Joseph Carter

Name: Joseph Carter

Title: Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Pinnacle Bank, a Tennessee Bank,

as a Lender

By:/s/ J. Patrick Daugherty

Name: J. Patrick Daugherty

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SIGNATURE PAGE TO SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG AIREIT OPERATING PARTNERSHIP LP, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Regions Bank,

as a Lender

By:/s/ Ghi S. Gavin

Name: Ghi S. Gavin

Title: Senior Vice President

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

ZIONS BANCORPORATION, N.A. DBA VECTRA BANK COLORADO, as an Assigning Revolving Lender solely for purposes of Section VII of this Agreement

By:/s/ David Lysaught

Name: David Lysaught

Title: SVP

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

CAPITAL ONE, N.A., as an Initial Term Lender and as an Assigning Revolver Lender

By:/s/ Mabel Bernstein

Name: Mabel Bernstein

Title: Authorized Signatory

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

SCHEDULE A

2028 Term Commitments

2028 Term Lender	2028 Term Commitment
Wells Fargo Bank, National Association	$76,000,000.00
Bank of America, N.A	$76,000,000.00
JPMorgan Chase Bank, N.A.	$76,000,000.00
PNC Bank, National Association	$74,250,000.00
Truist Bank	$74,250,000.00
U.S. Bank National Association	$66,000,000.00
The Huntington National Bank	$57,000,000.00
Regions Bank	$50,000,000.00
Pinnacle Bank	$21,000,000.00
Associated Bank, National Association	$16,000,000.00
Eastern Bank	$13,500,000.00
TOTAL	$600,000,000.00

SCHEDULE B

SCHEDULE 2.01A to Amended Credit Agreement

Name	Revolving Commitment and Percentage		Initial Term Loans and Percentage		2028 Term Loans and Percentage
Wells Fargo Bank, National Association	$100,000,000.00	10.000000000%	$55,250,000.00	10.045454545%	$76,000,000.00	12.666666667%
Bank of America, N.A	$100,000,000.00	10.000000000%	$55,250,000.00	10.045454545%	$76,000,000.00	12.666666667%
JPMorgan Chase Bank, N.A.	$100,000,000.00	10.000000000%	$45,000,000.00	8.181818182%	$76,000,000.00	12.666666667%
PNC Bank, National Association	$91,500,000.00	9.150000000%	$45,000,000.00	8.181818182%	$74,250,000.00	12.375000000%
Truist Bank	$91,500,000.00	9.150000000%	$53,000,000.00	9.636363636%	$74,250,000.00	12.375000000%
U.S. Bank National Association	$79,000,000.00	7.900000000%	$53,000,000.00	9.636363636%	$66,000,000.00	11.000000000%
The Huntington National Bank	$68,000,000.00	6.800000000%	$35,000,000.00	6.363636364%	$57,000,000.00	9.500000000%
Regions Bank	$60,000,000.00	6.000000000%	$45,000,000.00	8.181818182%	$50,000,000.00	8.333333333%
Barclays Bank PLC	$75,000,000.00	7.500000000%	$0.00	0.000000000%	$0.00	0.000000000%
CitiBank, N.A.	$75,000,000.00	7.500000000%	$26,000,000.00	4.727272727%	$0.00	0.000000000%
Goldman Sachs	$75,000,000.00	7.500000000%	$35,000,000.00	6.363636364%	$0.00	0.000000000%
Morgan Stanley Bank, N.A.	$50,000,000.00	5.000000000%	$0.00	0.000000000%	$0.00	0.000000000%
Pinnacle Bank	$14,000,000.00	1.400000000%	$15,000,000.00	2.727272727%	$21,000,000.00	3.500000000%
Associated Bank, National Association	$10,000,000.00	1.000000000%	$14,000,000.00	2.545454545%	$16,000,000.00	2.666666667%
Eastern Bank	$11,000,000.00	1.100000000%	$5,500,000.00	1.000000000%	$13,500,000.00	2.250000000%
Capital One, N.A.	$0.00	0.000000000%	$53,000,000.00	9.636363636%	$0.00	0.000000000%
Zions Bancorporation, N.A. dba Vectra Bank Colorado	$0.00	0.000000000%	$15,000,000.00	2.727272727%	$0.00	0.000000000%
Total	$1,000,000,000.00	100.000000000%	$550,000,000.00	100.000000000%	$600,000,000.00	100.000000000%

SCHEDULE C

SCHEDULE 2.01B to Amended Credit Agreement

LETTER OF CREDIT COMMITMENTS

Name	Letter of Credit Commitment	Percentage
Wells Fargo Bank, National Association	$8,333,333.33	33.333333333%
Bank of America, N.A.	$8,333,333.33	33.333333333%
JPMorgan Chase Bank, N.A.	$8,333,333.33	33.333333333%
Total	$25,000,000.00	100.000000000%

SCHEDULE D

SCHEDULE 6.07 to Amended Credit Agreement

AGREEMENTS WITH AFFILIATES

1.Indemnification Agreements entered into between Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.) and each of its executive officers and directors
2.Amended and Restated Dealer Manager Agreement, dated December 1, 2024, by and between Ares Industrial Real Estate Income Trust Inc. and Ares Wealth Management Solutions, LLC
3.Third Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc., effective February 11, 2022
4.Second Amended and Restated Private Placement Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc., effective February 11, 2022
5.Second Amended and Restated Advisory Agreement (2024), effective as of August 2, 2024, by and among Ares Industrial Real Estate Income Trust Inc., AIREIT Operating Partnership LP and Ares Commercial Real Estate Management LLC
6.Twelfth Amended and Restated Limited Partnership Agreement of AIREIT Operating Partnership LP, dated as of August 2, 2024
7.Membership Interest Purchase Agreement, dated as of June 15, 2021, by and between BTC I REIT B LLC and BTC I REIT A LLC
8.Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of May 19, 2017, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, bcIMC (WCBAF) Realpool Global Investment Corporation, bcIMC (College) US Realty Inc., bcIMC (Municipal) US Realty Inc., bcIMC (Public Service) US Realty Inc., bcIMC (Teachers) US Realty Inc., bcIMC (WCB) US Realty Inc., bcIMC (Hydro) US Realty Inc., and QuadReal US Holdings Inc.
9.First Amendment to Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated January 31, 2018, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, bcIMC (WCBAF) Realpool Global Investment Corporation, bcIMC (College) US Realty Inc., bcIMC (Municipal) US Realty Inc., bcIMC (Public Service) US Realty Inc., bcIMC (Teachers) US Realty Inc., bcIMC (WCB) US Realty Inc., bcIMC (Hydro) US Realty Inc., and QuadReal US Holdings Inc.
10.Second Amendment to Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of May 10, 2019, by and among IPT BTC II GP LLC, IPT BTC II LP LLC, Industrial Property Advisors Sub IV LLC, BCG BTC II Investors LLC, QR Master Holdings USA II LP and QuadReal US Holdings Inc.
11.Third Amendment to the Agreement of Limited Partnership of Build-To-Core Industrial Partnership II LP, dated as of July 15, 2020, by IPT BTC II GP LLC

12.Agreement, dated as of May 19, 2017, by and among IPT BTC II GP LLC and Industrial Property Advisors Sub III LLC
13.First Amendment to the Agreement, dated as of July 15, 2020, by and among IPT BTC II GP LLC and Industrial Property Advisors Sub III LLC
14.Director Stock Grant Agreement for Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.)
15.Restricted Stock Agreement for Consultants for Amended and Restated Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.)
16.Restricted Stock Agreement for Private Placement Equity Incentive Plan of Ares Industrial Real Estate Income Trust Inc. (formerly known as Black Creek Industrial REIT IV Inc.)
17.Loan Agreement, dated as of December 9, 2021, by and among BCI IV 485 DC LLC, BCI IV Valwood Crossroads DC LP, BCI IV Logistics Center at 33 LLC, BCI IV Harvill Business Center LP, BCI IV Princess Logistics Center LLC, BCI IV 1 Stanley Drive LLC, BCI IV York DC LLC, BCI IV Stockton DC LP, BCI IV Arrow Route DC LLC, BCI IV Lodi DC LLC and Teachers Insurance and Annuity Association of America
18.Master Transaction Agreement, dated as of June 15, 2021, by and between IPT BTC I GP LLC, IPT BTC I LP LLC and QR Master Holdings USA II LP
19.Distribution and Redemption Agreement, dated as of June 15, 2021, by and between IPT BTC I GP LLC, IPT BTC I LP LLC and Build-To-Core Industrial Partnership I LP
20.Contribution, Distribution and Redemption Agreement, dated as of June 15, 2021, by and between Build-To-Core Industrial Partnership I LP and Industrial Property Advisors Sub I LLC

[AIREIT – Second Amendment to Third Amended and Restated Credit Agreement]

EXHIBIT A

Amended Credit Agreement

[To be attached]

EXECUTION VERSION

~~Conformed through First Amendment to Third Amended and Restated Credit Agreement, dated as of November 9, 2022~~

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 31, 2022

conformed through

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of March 11, 2025

among

AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING PARTNERSHIP LP)

The Lenders Party Hereto and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A., as Syndication ~~Agent~~Agents,

PNC BANK, NATIONAL ASSOCIATION, TRUIST BANK, U.S. BANK NATIONAL ASSOCIATION, THE

HUNTINGTON NATIONAL BANK, and REGIONS BANK, as Documentation Agents for the Revolving Credit Facility and 2028 Term Facility

WELLS FARGO SECURITIES, LLC, as a Joint Lead Arranger and Joint Bookrunner for the Revolving Credit Facility ~~and the~~, Initial Term Facility, and 2028 Term Facility

BOFA SECURITIES, INC., as a Joint Lead Arranger and Joint Bookrunner for the Revolving Credit Facility ~~and the~~, Initial Term Facility, and 2028 Term Facility,

~~U.S.~~JPMORGAN CHASE BANK ~~NATIONAL ASSOCIATION~~, N.A., as a Joint Lead Arranger and Joint Bookrunner for the Revolving Credit Facility and 2028 Term Facility,

~~CAPITAL ONE, NATIONAL ASSOCIATION~~PNC CAPITAL MARKETS LLC, as a Joint Lead Arranger for the

Revolving Credit Facility, Initial Term Facility, and 2028 Term Facility,

~~TRUIST SECURITIES, INC~~TRUIST SECURITIES, INC., as a Joint Lead Arranger for the Revolving Credit Facility and 2028 Term Facility,

~~REGIONS CAPITAL MARKETS~~U.S. BANK NATIONAL ASSOCIATION, as a Joint Lead Arranger for the Revolving Credit Facility and 2028 Term Facility,

~~and~~

~~PNC~~THE HUNTINGTON NATIONAL BANK, ~~NATIONAL ASSOCIATION,~~ as a Joint Lead Arranger for the

Revolving Credit Facility and 2028 Term Facility,

and

REGIONS CAPITAL MARKETS, as a Joint Lead Arranger for the Revolving Credit Facility, Initial Term Facility, and 2028 Term Facility

SECTION 7.01. Events of Default	89
SECTION 7.02. Application of Funds	91
ARTICLE VIII The Administrative Agent	~~92~~91
SECTION 8. 01. Appointment and Authorization	~~92~~91
SECTION 8. 02. Successor Administrative Agent	~~93~~92
SECTION 8.03. Lender Credit Decision, Etc	93
SECTION 8. 04. Communications	~~94~~93
SECTION 8.05. Titled Agent	94
SECTION 8. 06. Erroneous Payments	~~95~~94
ARTICLE IX Miscellaneous	~~96~~95
SECTION 9.01. Notices.	~~96~~95
SECTION 9.02. Waivers; Amendments	97
SECTION 9.03. Expenses; Indemnity; Damage Waiver.	~~99~~98
SECTION 9.04. Successors and Assigns	100
SECTION 9.05. Survival.	~~104~~103
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution	104
SECTION 9.07. Severability	105
SECTION 9.08. Right of Setoff.	~~106~~105
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.	~~106~~105
SECTION 9.10. WAIVER OF JURY TRIAL	106
SECTION 9.11. Headings.	~~107~~106
SECTION 9.12. Confidentiality.	~~107~~106
SECTION 9.13. Material Non-Public Information	~~108~~107
SECTION 9. 14. Interest Rate Limitation	~~108~~107
SECTION 9.15. Authorization to Distribute Certain Materials to Public-Siders.	~~108~~107
SECTION 9.16. Certain ERISA Matters.	~~109~~108
SECTION 9.17. USA PATRIOT Act.	~~110~~109
SECTION 9.18. Amendment and Restatement; No Novation.	~~110~~109
SECTION 9.19. ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED
FINANCIAL INSTITUTIONS	~~110~~109
SECTION 9.20. No Fiduciary Duty, etc	110
SECTION 9.21. Acknowledgement Regarding Any Supported QFCs.	~~111~~110

SCHEDULES:

Schedule 1.01(g)Existing Liens

Schedule 2.01ACommitments

Schedule 2.01BLetter of Credit Commitments

Schedule 2.06 Existing Letters of Credit

Schedule 3.06Disclosed Matters

Schedule 3.13Unencumbered Properties

Schedule 3.14Subsidiaries

Schedule 6.01 Restrictions and Conditions

Schedule 6.07Agreements with Affiliates

EXHIBITS:

Exhibit AForm of Assignment and Assumption

Exhibit BForm of Disbursement Instruction Agreement

Exhibit C-1	Form of U.S. Tax Compliance Certificate (for Foreign Lenders that are not Partnerships)
Exhibit C-2	Form of U.S. Tax Compliance Certificate (for Foreign Participants that are not Partnerships)
Exhibit C-3	Form of U.S. Tax Compliance Certificate (for Foreign Participants that are Partnerships)
Exhibit C-4	Form of U.S. Tax Compliance Certificate (for Foreign Lenders that are Partnerships)

Exhibit D-1Form of Trust Guaranty

Exhibit D-2Form of Subsidiary Guaranty

Exhibit EForm of Performance Fee Subordination Agreement

Exhibit F-1 Form of Revolver Promissory Note

Exhibit F-2Form of Term Note

Exhibit GForm of Compliance Certificate

Exhibit HForm of Borrowing Request

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of March 31, 2022, among AIREIT OPERATING PARTNERSHIP LP (f/k/a BCI IV OPERATING

PARTNERSHIP LP), a Delaware limited partnership, the LENDERS party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent~~, BANK OF AMERICA, N.A., as Syndication Agent, WELLS FARGO SECURITIES, LLC, as a Joint Lead Arranger and Joint Bookrunner for the Revolving Credit Facility and the Term Facility, BOFA SECURITIES, INC., as a Joint Lead Arranger and Joint Bookrunner for the Revolving Credit Facility and the Term Facility, CAPITAL ONE, NATIONAL ASSOCIATION, U.S. BANK NATIONAL ASSOCIATION, and TRUIST SECURITIES, INC., as Joint Lead Arrangers for the Revolving Credit Facility, and REGIONS BANK and PNC BANK~~, ~~NATIONAL ASSOCIATION, as Joint Lead Arrangers for the Term Facility.~~.

RECITALS

WHEREAS, the Lenders previously made available to the Borrower (i) a $430,000,000 revolving credit facility, with a $25,000,000 swingline subfacility and a $25,000,000 letter of credit subfacility, and

(ii) a $415,000,000 senior delayed-draw term loan facility (clauses (i) and (ii), collectively, the “Existing Facilities”), in each case pursuant to the Second Amended and Restated Credit Agreement, dated as of November 19, 2019, by and among the Borrower, the financial institutions party thereto as “Lenders,” Wells Fargo, as Administrative Agent, and the other agent parties thereto, if any (as heretofore amended, amended and restated, modified or supplemented from time to time, collectively, the “Existing Agreement”).

WHEREAS, the parties hereto desire to amend and restate the Existing Agreement ~~to provide, among other things, that the Lenders will make available to the Borrower (a) a $1,000,000,000 revolving~~ credit facility, with a letter of credit subfacility as described herein, and (b) a new $550,000,000 senior ~~term loan facility, in each case,~~ pursuant to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

ARTICLE IDefinitions

SECTION 1.01.Defined Terms.As used in this Agreement, the following terms have the meanings specified below:

“2028 Term Commitment” has the meaning assigned to such term in the Second Amendment.

“2028 Term Facility” means the 2028 Term Loans made by the 2028 Term Lenders pursuant to the Second Amendment and this Agreement.

“2028 Term Facility Joint Lead Arrangers” means Wells Fargo Securities, LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association, the Huntington National Bank, and Regions Capital Markets, each in its capacity as a joint lead arranger for the 2028 Term Facility.

“2028 Term Facility Maturity Date” means March 11, 2028, subject to extension in accordance with Section 2.21.

“2028 Term Lender” means any Lender that has a 2028 Term Commitment or holds 2028 Term

Loans.

“2028 Term Loans” means the term loans made, or to be made, to the Borrower by the applicable Term Lenders pursuant to Section 2.01(c).

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Base Rate.

“Adjusted EBITDA” means, Consolidated EBITDA minus, with respect to Properties owned by the Consolidated Group, the Capital Expenditure Reserve, and minus, with respect to Properties owned by Unconsolidated Affiliates, the Consolidated Group Pro Rata Share of the Capital Expenditure Reserve.

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent” means Wells Fargo Bank, National Association, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advisor” means Ares Commercial Real Estate Management LLC, a Delaware limited liability company.

“Advisory Agreement” means that certain Advisory Agreement (2022), dated as of February 11, 2022, by and among the Borrower, the Trust, and the Advisor, as the same may be amended, revised, supplemented or otherwise modified in accordance with the terms hereof.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agency Site” means the Electronic System established by the Administrative Agent to administer this Agreement.

“Agent Party” has the meaning assigned to such term in Section 9.01(d). “Agreement” has the meaning assigned to such term in the preamble hereto. “Announcements” shall have the meaning assigned to such term in Section 1.06.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Trust, the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Facility Fee” means the percentage set forth in the table below (expressed as basis points per annum) corresponding to the Category at which the Applicable Rate – Rating is then determined. Any change in the applicable Category at which the Applicable Rate – Rating is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee.

Category	Rating	Applicable Facility Fee
1	A-/A3 or higher	12.5
2	BBB+/Baa1	15.0
3	BBB/Baa2	20.0
4	BBB-/Baa3	25.0
5	Lower than BBB-/ Baa3	30.0

“Applicable Percentage” means, (a) in respect of ~~the~~any Term Facility, with respect to any Term Lender ~~(i) at any time prior to the Initial Term Loan Commitment Expiration Date~~, the percentage (carried out to the ninth decimal place) of ~~the Term Facility represented by such Term Lender’s principal amount of Term Loans and unused Term Commitment, and (ii) on and after the Initial Term Loan Commitment Expiration Date, the percentage (carried out to the ninth decimal place) of the~~such Term Facility represented by the principal amount of such Term Lender’s Term Loans ~~at such time. If any Term Commitments have terminated or expired, the Applicable Percentages for the Term Facility shall be determined based upon the Term Commitments most recently in effect, giving effect to any assignments, terminations or expirations, and to any Term Lender’s status as a Defaulting Lender at the time of determination;~~and unused Term Commitment, in each case, in respect of such Term Facility, and (b) in respect of the Revolving Credit Facility, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Lender’s Revolving Commitment, provided that in the case of Section 2.20 when a Defaulting Lender shall exist, “Applicable Percentage” means the percentage of the total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Revolving Lender’s Revolving Commitment. If any Revolving Commitments have terminated or expired, the Applicable Percentages for the Revolving Credit Facility shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments, terminations or expirations, and to any Revolving Lender’s status as a Defaulting Lender at the time of determination. All references to Applicable Percentage in reference to Letters of Credit shall refer to a Lender’s Applicable Percentage in respect of the Revolving Credit Facility.

“Applicable Rate” means the Applicable Rate – Ratio, and following Borrower’s written election to Administrative Agent to the effect that the Applicable Rate shall be the rate set forth in the definition of Applicable Rate – Rating, which election shall be irrevocable once made, the Applicable Rate-Rating (such election, the “Election of Applicable Rate – Rating”).

“Applicable Rate – Rating” means the percentage rate set forth in the table below corresponding to the category (each, a “Category”) into which the Borrower’s Debt Rating then falls. Any election by Borrower for the Applicable Rate – Rating to apply and any change in the Borrower’s Debt Rating which would cause it to move to a different Category shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of an Election of Applicable Rate – Rating (such date, the “Applicable Rate – Rating Effectiveness Date”) or written notice delivered by the Borrower in accordance with Section 5.01(h) that the Borrower’s Debt Rating has changed, as applicable; provided, however, if the Borrower has not delivered the notice required by such Section, but the Administrative Agent becomes aware that the Borrower’s Debt Rating has changed, then the

Administrative Agent may, in its sole discretion, adjust the Category effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Debt Rating has changed. Following receipt by the Administrative Agent of the Election of Applicable Rate – Rating, the Borrower shall use commercially reasonable efforts to have two (2) Debt Ratings at all times, at least one of which shall be from S&P or Moody’s. During any period that the Borrower has received only two (2) Debt Ratings, at least one of which shall be from S&P or Moody’s, that are equivalent, the Applicable Rate – Rating shall be determined based on the Category corresponding to such Debt Ratings. In the event that (x) the Borrower receives only two (2) Debt Ratings, at least one of which shall be from S&P or Moody’s, and such Debt Ratings are not equivalent, or (y) the Borrower receives more than two (2) Debt Ratings, and such Debt Ratings received are not all equivalent, then, in each case, the Applicable Rate – Rating shall be (a) if the difference between the highest and the lowest such Debt Ratings is one ratings category (e.g. Baa2 by Moody's and BBB- by S&P or Fitch), the Applicable Rate shall be the rate per annum that would be applicable if the highest of the Debt Ratings were used; and (b) if the difference between the highest and the lowest such Debt Ratings is two ratings categories (e.g. Baal by Moody's and BBB- by S&P or Fitch) or more, the Applicable Rate – Rating shall be the rate per annum that would be applicable if the average of the two (2) highest Debt Ratings were used; provided that if such average is not a recognized rating category (i.e., the difference between the Debt Ratings is an even number of ratings categories), then the Applicable Rate shall be based on the lower of the two (2) highest Debt Ratings. Following receipt by the Administrative Agent of an Election of Applicable Rate – Rating, during any period for which the Borrower has received a Debt Rating from only one Rating Agency, then the Applicable Rate – Rating shall be determined based on such Debt Rating so long as such Debt Rating is from either S&P or Moody’s. During any period that the Borrower

(A) has not received a Debt Rating or (B) has not received a Debt Rating from S&P and has not received a Debt Rating from Moody’s, the Applicable Rate - Rating shall be determined based on Category 5.

CATEGORY	Rating	SOFR Revolving LOAN Applicable Margin	ABR Revolving Loan Applicable Margin	SOFR TERM LOAN Applicable Margin	ABR Term Loan Applicable Margin
1	A-/A3 or higher	72.5	0.0	80.0	0.0
2	BBB+/Baa1	77.5	0.0	85.0	0.0
3	BBB/Baa2	85.0	0.0	95.0	0.0
4	BBB-/Baa3	105.0	5.0	120.0	20.0
5	Lower than BBB-/ Baa3	140.0	40.0	160.0	60.0

“Applicable Rate – Ratio” means the following basis points per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.01(d):

		Margin		Margin
CATEGORY	LEVERAGE RATIO	SOFR Revolving LOAN Applicable Margin	ABR Revolving Loan Applicable	SOFR TERM LOAN Applicable Margin	ABR Term Loan Applicable Margin

			Margin

1	< 40%	125.0	25.0	120.0	20.0
2	>40% and <45%	135.0	35.0	125.0	25.0
3	>45% and <50%	145.0	45.0	135.0	35.0
4	>50% and <55%	160.0	60.0	150.0	50.0
5	>55% and <60%	180.0	80.0	170.0	70.0
6	>60%	200.0	100.0	190.0	90.0

Any increase or decrease in the Applicable Rate – Ratio resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date the certificate is delivered pursuant to Section 5.01(d) (a “Compliance Certificate”); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, the then-highest Category shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day after the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Effective Date through the date of the next change in the Applicable Rate – Ratio pursuant to the preceding sentence shall be determined based upon Category 1.

“Applicable Rate – Rating Effectiveness Date” has the meaning assigned to such term in the definition of Applicable Rate – Rating.

“Approved Fund” has the meaning assigned to such term in Section 9.04(b).

“Asset Under Development” means any Property (a) for which the Consolidated Group is actively pursuing construction, major renovation, or expansion of such Property or (b) for which no construction has commenced but all necessary entitlements (excluding foundation, building and similar permits) have been obtained in order to allow the Consolidated Group to commence constructing improvements on such Property. Notwithstanding the foregoing, tenant improvements in a previously constructed Property shall not be considered an Asset Under Development and with respect to any existing Property only the major renovation or expansion portion of such Property shall be considered an Asset Under Development.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Availability Period” means (a) with respect to the Revolving Credit Facility, the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Facility Maturity Date and the date of termination of the Revolving Commitments, and (b) with respect to the Initial Term Facility, the period from and including the Effective Date to and including the Initial Term Loan Commitment

Expiration Date.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.14(c)(iv).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus 0.50% and (c) Adjusted Term SOFR for a one-month tenor in effect on such day plus 1.0%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Effective Rate or Adjusted Term SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Adjusted Term SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than zero.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.14(c)(i).

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of:

(a)the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof)announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(c)(i) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14(c)(i).

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Borrower” means AIREIT Operating Partnership LP (f/k/a BCI IV OPERATING PARTNERSHIP LP), a Delaware limited partnership.

“Borrowing” means Revolving Loans or Term Loans of the same Type, made, converted or continued on the same date and, in the case of SOFR Loans, as to which a single Interest Period is in effect.

“Borrowing Base Covenants” means the covenants in Section 6.12.

“Borrowing Request” means a request by the Borrower in the form attached hereto as Exhibit H for a Revolving Loan or Term Loan to be delivered to Administrative Agent in accordance with Section 2.03.

“Business Day” means any day that (a) is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York is closed and (b) is not a day on which commercial banks in New York City are closed.

“Capital Expenditure Reserve” means $0.10 per square foot of leasable space (as annualized for the applicable ownership period).

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means, as of any date:

(i)securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality thereof having maturities of not more than one year from such date;
(ii)mutual funds organized under the United States Investment Company Act rated AAm or AAm-G by S&P and P-1 by Moody’s;
(iii)certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1 by S&P and not less than P-1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase;
(iv)certificates of deposit or other interest-bearing obligations of a bank or trust company which is a member in good standing of the Federal Reserve System having a short term unsecured debt rating of not less than A-1+ by S&P, and not less than P-1 by Moody’s and which has a long term unsecured debt rating of not less than A1 by Moody’s (or in each case, if no bank or trust company is so rated, the highest comparable rating then given to any bank or trust company, but in such case only for funds invested overnight or over a weekend) provided that such investments shall mature or be redeemable upon the option of the holders thereof on or prior to a date three months from the date of their purchase;
(v)bonds or other obligations having a short term unsecured debt rating of not less than A-1+ by S&P and P-1+ by Moody’s and having a long term debt rating of not less than A1 by Moody’s issued by or by authority of any state of the United States, any territory or possession of the United States, including the Commonwealth of Puerto Rico and agencies thereof, or any political subdivision of any of the foregoing;
(vi)repurchase agreements issued by an entity rated not less than A-1+ by S&P, and not less than P-1 by Moody’s which are secured by U.S. Government securities of the type described in clause (i) of this definition maturing on or prior to a date one month from the date the repurchase agreement is entered into;

(vii)short term promissory notes rated not less than A-1+ by S&P, and not less than P-1 by Moody’s maturing or to be redeemable upon the option of the holders thereof on or prior to a date one month from the date of their purchase; and
(viii)commercial paper (having original maturities of not more than three hundred sixty-five (365) days) rated at least A-1+ by S&P and P-1 by Moody’s and issued by a foreign or domestic issuer who, at the time of the investment, has outstanding long-term unsecured debt obligations rated at least A1 by Moody’s.

“Category” has the meaning assigned to such term in the definition of Applicable Rate – Rating. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) of Equity Interests representing thirty percent (30%) or more of the of the voting stock of Trust; (b) occupation at any time of a majority of the seats (other than vacant seats) on the board of directors or trustees of the Trust (the “Board”) by Persons who were not (i) members of the Board on the date of this Agreement or (ii) nominated or appointed by the Board; (c) Trust consolidates with, is acquired by, or merges into or with any Person (other than a consolidation or merger in which the Trust is the continuing or surviving entity); or (d) Trust fails to own, directly or indirectly, at least fifty-one percent (51%) of the Equity Interests of Borrower and be the sole general partner of Borrower (except for a merger of the Borrower into the Trust as permitted by Section 6.03(a)).

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority, or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Class” means, when used in reference to any Loan, Commitment or Borrowing, whether such Loan or Commitment, or the Loans comprising such Borrowing, are Revolving Loans, Initial Term Loans, 2028 Term Loans, Revolving Commitments ~~or~~, Initial Term Loan Commitments, 2028 Term Commitments, or other Term Commitments.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitment” means a Term Commitment or a Revolving Commitment, as the context may require.

“Communications” has the meaning assigned to such term in Section 9.01(c). “Compliance Certificate” means a certificate substantially in the form of Exhibit G.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.15 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Debt Service” means, for any period, without duplication, (a) Recurring Interest Expense for such period plus (b) the aggregate amount of scheduled principal payments attributable to Total Indebtedness (excluding optional prepayments and prepayment premiums and scheduled balloon principal payments in respect of any such Indebtedness which is not amortized through periodic installments of principal and interest over the term of such Indebtedness) required to be made during such period by any member of the Consolidated Group plus (c) a percentage of all such scheduled principal payments required to be made during such period by any Unconsolidated Affiliate on Indebtedness (excluding optional prepayments and prepayment premiums and scheduled balloon principal payments with respect to any such indebtedness which is not amortized through periodic installments of principal and interest over the term of such Indebtedness) taken into account in calculating Recurring Interest Expense, equal to the greater of (x) the percentage of the principal amount of such Indebtedness for which any member of the Consolidated Group is liable and (y) the Consolidated Group Pro Rata Share of such Unconsolidated Affiliate.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus

(a) adjustments for straight line rent, which adjustment may be included or excluded at Borrower’s discretion, plus (b) to the extent deducted from revenues in determining Consolidated Net Income, (i) Recurring Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) impairment charges, (vi) amounts deducted as a result of the application of FAS 141 as it pertains to above-market rents, (vii) non-cash expenses related to employee and trustee stock and stock option plans,

(viii) non-recurring financing, acquisition and disposition related fees and costs, (ix) extraordinary losses incurred other than in the ordinary course of business, (x) Performance Fee expense, provided that any addback of such expense pursuant to this clause (x) will only be permitted if Borrower, the Trust and the Advisor have executed a subordination agreement substantially in the form of Exhibit E attached hereto or otherwise on terms reasonably acceptable to the Administrative Agent (and such subordination agreement is in effect at the time of such addback) and the Performance Fee associated with such addback is not paid in contravention of the terms thereof (it being acknowledged and agreed that a subordination agreement is not required to be executed or in effect unless Borrower desires to add back Performance Fee expense as provided in this clause (x)), and (xi) in Borrower’s reasonable discretion, other non-cash charges for such period, minus (c) to the extent added to revenues in determining Consolidated Net Income, (i) amounts added as a result of the application of FAS 141 as it pertains to below-market rents and (ii) extraordinary gains realized other than in the ordinary course of business, in each case for or during such period. For the avoidance of doubt, Consolidated EBITDA shall not include gains and losses from asset sales. In addition, Consolidated EBITDA shall be adjusted to include amounts deferred for any given period pursuant to any expense support agreement in effect from time to time among the Advisor (or an Affiliate thereof), the Borrower and the Trust so long as such Expense Support Agreement is a Similar Agreement/Amendment (the “Expense Support Agreement”), including any extensions of the term of such agreement or any similar amendments to such agreement or any similar replacement or successor agreements, and shall be adjusted to exclude the non-cash accrual or subsequent cash reimbursement required in connection therewith, provided that payment of such deferred amount is subordinated to payment of the Obligations so that such payment is not permitted if an Event of Default exists. For purposes of this definition, (A) a new Expense Support Agreement will be deemed to be a “Similar Agreement/Amendment” if it is on substantially the same terms and conditions as the Prior Expense Support Agreement, including without limitation a limitation on term, similar pre-conditions to the payment of deferred amounts, an outside date after which reimbursement obligations are cancelled, and similar limitations on the right to accelerate the payment of such accrued amounts, and must be subordinated to the Obligations pursuant to a subordination agreement substantially the same as the one delivered for the Prior Expense Support Agreement, (B) an amendment to an existing Expense Support Agreement or a replacement or successor Expense Support Agreement will be deemed to be a Similar Agreement/Amendment if it is on substantially the same terms and conditions as the Expense Support Agreement, including without limitation a limitation on term, similar pre-conditions to the payment of deferred amounts, an outside date after which reimbursement obligations are cancelled, and similar limitations on the right to accelerate the payment of such accrued amounts, and such successor or replacement agreement or amendment must be subordinated to the Obligations pursuant to a subordination agreement substantially the same as the one delivered for the Expense Support Agreement, and (C) the term “Prior Expense Support Agreement” means that certain Second Amended and Restated Expense Support Agreement, dated as of January 1, 2019, among BCI IV Advisors LLC, the Borrower and the Trust.

“Consolidated Fixed Charge Coverage Ratio” means the ratio of Adjusted EBITDA to Fixed Charges.

“Consolidated Group” means the Trust, the Borrower and all Subsidiaries which are required to be consolidated with them for financial reporting purposes under GAAP.

“Consolidated Group Pro Rata Share” means (i) with respect to any Unconsolidated Affiliate, the pro rata share of the ownership interests held by the Consolidated Group, in the aggregate, in such Unconsolidated Affiliate, without duplication, and (ii) with respect to any Exchange Fee Titleholder, the pro rata share of the ownership interests in such Exchange Fee Titleholder pledged to the Consolidated Group, in the aggregate, without duplication, which, for purposes of this clause (ii), will be one hundred percent (100%) if all of the ownership interests in such Exchange Fee Titleholder are pledged to the Consolidated Group, in the aggregate, without duplication.

“Consolidated Leverage Ratio” means, at any time (i) the sum of (a) Total Indebtedness minus Specified Excess Cash, plus (b) the Master Lease Obligations, divided by (ii) Total Asset Value minus Specified Excess Cash, expressed as a percentage.

“Consolidated Net Income” means, for any period, the sum, without duplication, of (i) net earnings (or loss) after taxes of the Consolidated Group (adjusted by eliminating any such earnings or loss attributable to Unconsolidated Affiliates) plus (ii) the applicable Consolidated Group Pro Rata Share of net earnings (or loss) of all Unconsolidated Affiliates for such period, in each case determined in accordance with GAAP (provided, however, that (x) lease payments attributable to Sale-Leaseback Master Leases which are generally excluded from “consolidated net income” in accordance with GAAP shall nonetheless be included as earnings for purposes of this definition, and (y) loan origination fees received by any member of the Consolidated Group in connection with Debt Instruments and Exchange Debt Investments shall be treated as interest income amortized over the anticipated life of such investment notwithstanding the fair value method of accounting under GAAP).For the avoidance of doubt, Consolidated Net Income for the Consolidated Group or Unconsolidated Affiliates shall not include unrealized gains or losses on real estate investments or other changes in fair value.

“Consolidated Tangible Net Worth” means, at any time, total assets (excluding accumulated depreciation and intangible assets) minus total liabilities, calculated in accordance with GAAP. However, for the purpose of this calculation, intangible assets resulting from the application of FAS141 shall not be excluded from Consolidated Tangible Net Worth.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to such term in Section 9.21.

“Credit Party” means the Administrative Agent, the Issuing Bank, or any other Lender. “Current Appraisal” has the meaning assigned to such term in the definition of Property Value.

“Debt Instrument” means any instrument evidencing a debt, including Mortgage Receivables, mezzanine notes, second lien loans, preferred equity investments and B notes, but excluding Exchange Debt Investments, Mortgage Backed Securities, REIT preferred securities and REIT debt securities.

“Debt Rating” means, as of any date of determination, the non-credit enhanced, senior unsecured long-term debt rating assigned by any of S&P, Moody’s and/or Fitch to the Borrower or Trust or the debt thereof.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this

Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has become the subject of a Bankruptcy Event and/or (e) has become the subject of a Bail-in Action.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Delaware Divided LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division.

“Delaware Divided LP” means a Delaware limited partnership which has been formed upon the consummation of a Delaware LP Division.

“Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time.

“Delaware LP Division” means the statutory division of any Delaware limited partnership into two or more limited partnerships pursuant to Section 17-220 of the Delaware Limited Partnership Act, as amended from time to time.

“Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit B, as the same may be amended, restated or modified from time to time as reasonably agreed between the Administrative Agent and the Borrower.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“dollars” or “$” means lawful money of the United States of America.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which this Agreement is executed and delivered by all of the parties hereto and upon which each of the conditions in Section 4.01 is satisfied (or waived in accordance with Section 9.02).

“Election of Applicable Rate – Rating” has the meaning assigned to such term in the definition of Applicable Rate.

“Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006.

“Electronic System” means any electronic system, including e-mail, e-fax, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and the Issuing Bank and any of its respective Related Persons or any other Person, providing for access to data protected by passcodes or other security system.

“Eligible Cash 1031 Proceeds” means the cash proceeds held by a “qualified intermediary” from the sale of a Property by Borrower or a Subsidiary, which cash proceeds are intended to be used by the qualified intermediary to acquire one or more “replacement properties” that are of “like-kind” to such Property in an exchange that qualifies as a tax-deferred exchange under Section 1031 of the Code and the Treasury Regulations promulgated thereunder (the “Regulations”), and no portion of which cash proceeds the Borrower or any Subsidiary has the right to receive, pledge, borrow or otherwise obtain the benefits of until the earlier of (i) such time as provided under Regulation Section 1.1031(k)-1(g)(6) and the applicable “exchange agreement” or (ii) such exchange is terminated in accordance with the “exchange agreement” and the Regulations. Upon the cash proceeds no longer being held by the qualified intermediary pursuant to the Regulations or otherwise qualifying under the Regulations for like-kind exchange treatment, such proceeds shall cease being Eligible Cash 1031 Proceeds. Terms in quotations in this definition shall have the meanings ascribed to such terms in the Regulations.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law,

(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower (including as a result of an affiliation with an ERISA Affiliate) of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower (including as a result of an affiliation with an ERISA Affiliate) of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA.

“Erroneous Payment” has the meaning assigned thereto in Section 8.06(a).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Exchange Beneficial Interest” means a beneficial interest in a Delaware statutory trust that owns Exchange Property.

“Exchange Debt Investments” means purchase money financing provided to an Exchange Property Investor in connection with the Exchange Program, secured by the Exchange Beneficial Interests of the Exchange Property Investor.

“Exchange Depositor” means each Subsidiary that is the depositor under a Delaware statutory trust that is part of the Exchange Program.

“Exchange Fee Titleholder” means the entity which is the owner of a Property pursuant to an exchange that qualifies, qualified, or is intended to qualify, as a reverse exchange under Section 1031 of the Code, which Property is master leased to a Subsidiary of Borrower during the period before the exchange is either completed or fails.

“Exchange Program” means the program whereby Affiliates of Borrower will cause (a)(i) the formation of a Delaware statutory trust which will receive contributions of Properties from the Borrower or an Affiliate of the Borrower or acquire Properties from third parties, in each case which Properties will become Exchange Properties upon addition to the Exchange Program, and (ii) the sale of beneficial ownership interests in such Delaware statutory trust to Exchange Property Investors, and in each case will master lease such Properties to an Affiliate of Borrower (which master leases may be guaranteed by Borrower or the Trust).

“Exchange Property” means a Property owned directly or indirectly by a Delaware statutory trust in connection with the Exchange Program, provided that any such Property shall constitute an Exchange Property only so long as it is master leased to an Affiliate of Borrower which master lease may be guaranteed by Borrower and/or the Trust.

“Exchange Property Investor” means any owner of an Exchange Beneficial Interest.

“Exchange Property Master Lease” means a master lease pursuant to which an Exchange Property is master leased to an Affiliate of Borrower.

“Exchange Property Owner” means the Delaware statutory trust owning directly or indirectly an Exchange Property.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan , Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f) and (g), and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Agreement” has the meaning assigned to such term in the recitals. “Existing Facilities” has the meaning assigned to such term in the recitals.

“Existing Letters of Credit” means each of the letters of credit originally issued under the Existing Agreement identified in Schedule 2.06.

“Expense Support Agreement” has the meaning assigned to such term in the definition of Consolidated EBITDA.

“FCA” shall have the meaning assigned to such term in Section 1.06.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Effective Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing reasonably selected by the Administrative Agent. If the Federal Fund Effective Rate determined as provided above would be less than zero, the Federal Fund Effective Rate shall be deemed to be zero.

“Fee Letters” means, collectively, (i) that certain fee letter dated as of March ~~23~~4, ~~2022~~2025, by and among the Borrower, the Administrative Agent, and Wells Fargo Securities, LLC, as amended, restated or replaced from time to time, (ii) that certain fee letter dated as of March ~~23~~4, ~~2022~~2025, by and among the Borrower, Bank of America, N.A., and BofA Securities, Inc., as amended, restated or replaced from time to time, ~~and~~ (iii) that certain fee letter dated as of March 4, 2025, by and among the Borrower and JPMorgan Chase Bank, N.A., as amended, restated or replaced from time to time, and (iv) each other fee letter entered into from time to time by the Borrower and one or more Joint Lead Arrangers in connection herewith.

“Financeable Ground Lease” means, except as otherwise approved by the Required Lenders a ground lease that provides reasonable and customary protections for a potential leasehold mortgagee (“Mortgagee”) which include, among other things (a) a remaining term, including any optional extension terms exercisable unilaterally by the tenant, of no less than twenty-five (25) years from the Effective Date, provided that the remaining term can be less than twenty-five (25) years if there is an option to purchase on terms acceptable to the Administrative Agent and the amount of the option purchase price is deducted from the Unencumbered Property Value of the applicable Unencumbered Property, (b) that the ground lease will not be terminated until the Mortgagee has received notice of a default, has had a reasonable opportunity to cure or complete foreclosure, and has failed to do so, (c) provision for a new lease on the same terms to the Mortgagee as tenant if the ground lease is terminated for any reason or other protective provisions reasonably acceptable to Administrative Agent, (d) non-merger of the fee and leasehold estates, (e) transferability of the tenant’s interest under the ground lease without any requirement for consent of the ground lessor unless based on reasonable objective criteria as to the creditworthiness or line of business of the transferee or delivery of customary assignment and assumption agreements from the transferor and transferee, and (f) that insurance proceeds and condemnation awards (from leasehold interest) will be applied pursuant to the terms of the applicable leasehold mortgage. For purposes of this Agreement, the terms “own” and “owned” in relation to any Property shall be deemed to include the ownership of the leasehold estate in such Property pursuant to a Financeable Ground Lease.

“Financial Officer” means any of the following Persons: (a) Co-President; Chief Financial Officer; the Managing Director, Debt Capital Markets; the Principal, Debt Capital Markets; or the Principal, Portfolio Management, in each case, of the Trust and (b) such other Persons proposed by the Trust and reasonably approved by Administrative Agent in writing.

“Financial Statements” has the meaning assigned to such term in Section 5.01. “Fitch” means Fitch Ratings Inc.

“Fixed Charges” means, for any period, the sum of (i) Consolidated Debt Service and (ii) all dividends actually paid on account of preferred stock or preferred operating partnership units of the Borrower or any other Person in the Consolidated Group (including dividends actually paid to Unconsolidated Affiliates but excluding dividends paid to members of the Consolidated Group).

“Floor” means a rate of interest equal to 0.0%.

“FMV Option” means, for each Exchange Property, the option, but not the obligation, of the Borrower to, directly or indirectly, purchase such Exchange Property or the Exchange Beneficial Interests relating to such Exchange Property at fair market value at any time (i) beginning on the first to occur of

(A) the last day of the 24th month following the final closing of the sale of Exchange Beneficial Interests, and (B) the last day of the 48th month following the date the Exchange Property Owner enters into the Exchange Property Master Lease (such earlier date is the “FMV Option Start Date”) and (ii) expiring on the last day of the 12th month following the FMV Option Start Date. The consideration for any such purchase shall be the issuance of units in the Borrower or cash or a combination thereof.

“Foreign Assets Control Regulations” has the meaning assigned to such term in Section 3.13. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender, with respect to such

Borrower, that is not a U.S. Person and (b) if the Borrower is not a U.S. Person, a Lender, with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender,

such Defaulting Lender’s Applicable Percentage of the outstanding LC Exposure, other than LC Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or cash collateralized in accordance with the terms hereof.

“GAAP” means generally accepted accounting principles in the United States of America, that are applicable as of the date of determination.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means, without duplication, any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof,

(b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee), provided, that in the absence of any such stated amount or stated liability the amount of such Guarantee shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors” means, collectively, the Trust, all Subsidiary Guarantors and all Investor Guarantors.

“Guaranty” means collectively the Guaranty from the Trust and the Subsidiary Guaranty from the Subsidiary Guarantors made in favor of the Administrative Agent and the Lenders, substantially in the forms of Exhibits D-1 and D-2, and any Investor Guaranty, as the same may be amended, supplemented, reaffirmed or otherwise modified from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“IBA” shall have the meaning assigned to such term in Section 1.06.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others (excluding in any calculation of consolidated Indebtedness of the Consolidated Group, Guarantee obligations of one member of the Consolidated Group in respect of primary obligations of any other member of the Consolidated Group), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, other than any letter of credit or letter of guaranty to the extent secured by cash collateral, and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall (i) include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor and (ii) exclude (x) deferrals or accruals by the Borrower or the Trust pursuant to the Expense Support Agreement including any extensions of the term of such agreement or any similar amendments to such agreement or any similar replacement or successor agreements (similarity being determined as set forth in the definition of Consolidated EBITDA), provided that payment of such amount is subordinated to payment of the Obligations so that payment is not permitted if an Event of Default exists, and (y) customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary non-recourse carve-outs. Indebtedness for purposes of determining compliance with Sections 6.11 and 6.12 shall not include any Indebtedness of any Loan Party to any other Loan Party or any of their Subsidiaries so long as such Indebtedness is not secured by any pledge of equity in any Subsidiary Guarantor and any such Indebtedness owing to a Subsidiary that is not a Loan Party is expressly subordinated in writing to the Obligations on terms reasonably acceptable to the Administrative Agent (which terms shall permit payments in the ordinary course of business prior to an Event of Default but shall prohibit such payments and all claims in respect thereof while an Event of Default exists). Notwithstanding the foregoing, Indebtedness shall not include (a) any liability under an Exchange Property Master Lease (including any guaranty thereof by the Trust or the Borrower) that would otherwise constitute indebtedness for the purposes of GAAP, or (b) any Indebtedness associated with or attributed to an Exchange Property, other than the Consolidated Group’s pro rata share (corresponding to the pro rata share of the Exchange Beneficial Interests in the Exchange Property Owner that are owned by the Consolidated Group) of such Indebtedness.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and

(b) to the extent not otherwise described in (a), Other Taxes.

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“Initial Term Facility” means the Initial Term Loans made by the Initial Term Lenders pursuant to this Agreement.

“Initial Term Facility Joint Lead Arrangers” means Wells Fargo Securities, LLC, BofA Securities, Inc., Regions Capital Markets and PNC Capital Markets LLC, each in its capacity as a joint lead arranger for the Initial Term Facility.

“Initial Term Lender” means any Lender with an outstanding Initial Term Loan.

“Initial Term Loan” means the term loan made, or to be made, to the Borrower by the applicable Term Lenders pursuant to Section 2.01(b).

“Initial Term Loan Commitment” means, as to each Initial Term Lender, its obligation to make Initial Term Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Initial Term Lender’s name on Schedule 2.01A (as in effect immediately prior to the Second Amendment Effective Date) under the caption “Initial Term Loan Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Initial Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Lenders’ Initial Term Loan Commitments ~~is~~was $550,000,000.00. As of the Second Amendment Effective Date, the Initial Term Facility has been fully funded, and the Initial Term Loan Commitment has terminated in full in accordance with the terms hereof.

“Initial Term Loan Commitment Expiration Date” means the earliest of (a) the date upon which the aggregate Initial Term Loan Commitment is fully advanced pursuant to Section 2.01(b), (b) September 30, 2022, and (c) the date of termination of the Initial Term Loan Commitment in accordance with the terms hereof.

“Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.08.

“Interest Payment Date” means (a) with respect to any ABR Loan, the fifth (5th) day of each calendar month, and (b) with respect to any SOFR Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Borrowing of SOFR Loans with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period,.

“Interest Period” means, as to any SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, in each case as selected by the Borrower in its Borrowing Request or request for conversion or continuation and subject to availability; provided that:

(a)the Interest Period shall commence on the date of advance of or conversion to any SOFR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

(b)if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; and
(c)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period.

“Investment Grade Rating” means a credit rating (or Debt Rating with respect to the Borrower or Trust or the debt thereof) of BBB-/Baa3 (or the equivalent) or higher from Fitch, Inc., Moody’s or S&P.

“Investor Guarantor” means any shareholders, members, partners or Affiliates of Borrower or the Trust that are a party to the Investor Guaranty.

“Investor Guaranty” means a guaranty which may be executed and delivered by one or more Investor Guarantors in accordance with Section 5.12, in a form approved by the Administrative Agent, which approval shall not be unreasonably withheld, delayed or conditioned, as the same may be amended, supplemented or otherwise modified from time to time.

“IRS” means the United States Internal Revenue Service.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issuing Bank” means individually or collectivley, as the context may suggest or require, Wells Fargo Bank, National Association ~~or~~, Bank of America, N.A., or JPMorgan Chase Bank, N.A., in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.06(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank. When used individually in this Agreement with respect to any Letter of Credit, “Issuing Bank” shall mean and refer to the Issuing Bank requested to issue, issuing or that has issued such Letter of Credit.

“Joint Bookrunners” means Wells Fargo Securities, LLC ~~and~~, BofA Securities, Inc., and JPMorgan Chase Bank, N.A., each in its capacity as a joint bookrunner for the Term ~~Facility~~Facilities and the Revolving Credit Facility.

“Joint Lead Arrangers” means ~~(i) Wells Fargo Securities, LLC, BofA Securities, Inc., Regions Bank and PNC Bank, National Association, each in its capacity as a joint lead arranger for the Term Facility and (ii) Wells Fargo Securities, LLC, BofA Securities, Inc., Capital One, National Association,~~

~~U.S. Bank National Association, and Truist Securities, Inc., each in its capacity as a joint lead arranger~~

~~for~~, collectively, the Revolving Credit Facility Joint Lead Arrangers, the Initial Term Facility Joint Lead Arrangers, and the 2028 Term Facility Joint Lead Arrangers.

“Land” means unimproved land on which no material improvements have been commenced. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties,

rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.06(k). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Lenders” means the Persons listed on Schedule 2.01A and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Issuing Bank.

“Letter of Credit” means any letter of credit issued pursuant to this Agreement.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the applicable Issuing Bank.

“Letter of Credit Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit hereunder. The initial amount of each Issuing Bank’s Letter of Credit Commitment is set forth on Schedule 2.01B, or if an Issuing Bank has entered into an Assignment and Assumption or became a party hereto pursuant to an agreement entered into in connection with any increase of Commitments pursuant to Section 2.22, the amount set forth for such Issuing Bank as its Letter of Credit Commitment in the Register maintained by the Administrative Agent. The total of all Letter of Credit Commitments shall not exceed the lesser of (i) twenty percent (20%) of the aggregate Revolving Commitments and (ii) $25,000,000.

“Letter of Credit Fees” has the meaning assigned to such term in Section 2.12(c).

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, monetary encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means this Agreement, including without limitation, schedules and exhibits thereto and any agreements entered into in connection herewith and designated as a Loan Document, including the Guaranty, each Note, each Fee Letter, and any subordination agreements entered into in connection herewith or required hereunder, and, in each case, amendments, modifications or supplements thereto or waivers thereof, other than any Swap Agreement.

“Loan Parties” means the Borrower and each Guarantor.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“Master Lease Obligations” means, as of any date of determination, with respect to each Exchange Property Master Lease or each Exchange Property that is the subject of such Exchange Property Master Lease (or, if relevant, the Exchange Beneficial Interests relating to such Exchange Property), as applicable, the greater of (x) the sum of all remaining obligations of the Consolidated Group, determined on a consolidated basis, to pay rent under ~~all~~such Exchange Property Master ~~Leases~~Lease, which such obligations shall be determined with respect to ~~each~~such Exchange Property Master Lease (a) commencing on the date of the first sale of an Exchange Beneficial Interest in the applicable Exchange Property Owner to an Exchange Property Investor and (b) ending on (i) if the expiration of the FMV Option with respect to the Exchange Property that is the subject of such Exchange Property Master Lease is not yet known, the date that is five years after the date of the commencement of ~~the applicable~~such Exchange Property Master Lease with respect to such Exchange Property, or (ii) if the expiration of the FMV Option with respect to the Exchange Property that is the subject of such Exchange Property Master Lease is known, the date of the expiration of the applicable FMV Option with respect to such Exchange Property., and (y) all remaining obligations of the Borrower or an Affiliate thereof on such date to make any cash payments contemplated by the last sentence of the definition of FMV Option, which such obligations shall be determined with respect to such Exchange Property (or, if relevant, the Exchange Beneficial Interests relating to such Exchange Property). For the avoidance of doubt, the greater of (x) and (y) above shall be determined individually for each Exchange Property Master Lease or Exchange Property (or, if relevant, the Exchange Beneficial Interests relating to such Exchange Property), as applicable, and Master Lease Obligations shall be the sum of such amounts for all Exchange Property Master Leases or Exchange Properties (or, if relevant, the Exchange Beneficial Interests relating to any such Exchange Property), as applicable, collectively.

“Material Acquisition” mean an acquisition of assets with a total cost that is more than ten percent (10%) of the Total Asset Value based on the most recent Compliance Certificate submitted prior to such acquisition.

“Material Adverse Effect” means a material adverse effect on (a) the business property or financial condition of the Consolidated Group taken as a whole, (b) the ability of the Borrower or the Trust to perform any of its material obligations under the Loan Documents to which it is a party, (c) the ability of the Loan Parties collectively taken as a whole to perform their material obligations under the Loan Documents, or (d) the validity or enforceability of any of the material provisions of the Loan Documents and the material rights or material remedies available to the Administrative Agent and the Lenders under the Loan Documents.

“Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $25,000,000 with respect to Recourse Indebtedness and $125,000,000 with respect to any Indebtedness which is not Recourse Indebtedness provided, however, that prior to the time that the Total Asset Value is at least $500,000,000, the foregoing amounts shall be $10,000,000 with respect to Recourse Indebtedness and $50,000,000 with respect to any Indebtedness which is not Recourse Indebtedness. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Material Transfer” has the meaning assigned to such term in Section 6.09.

“Maturity Date” means the Revolving Credit Facility Maturity Date and/or Term Facility Maturity Date, as the context may so suggest or require.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means a mortgage, deed of trust, deed to secure debt or similar security instrument made by a Person owning an interest in real estate granting a first-priority Lien on such interest in real estate as security for the payment of Indebtedness.

“Mortgage Backed Securities” means direct or indirect participations in, or direct or indirect participations or investments that are collateralized by and payable from, mortgage loans secured by real property, including, without limitation, mortgage loans utilizing a single asset, single borrower (SASB) structure, commercial mortgage backed securities (CMBS) structure, or commercial real estate collateralized loan obligations (CRE CLOs). Mortgage Backed Securities as used in this Agreement may or may not be issued or guaranteed by the full faith and credit of the U.S. government.

“Mortgage Receivable” means a loan or advance in respect of which any member of the Consolidated Group is the lender and that is secured by a Mortgage in favor of such lender.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Operating Income” means, with respect to any Property for any period, (i) revenues therefrom (other than revenues constituting accrued base rent to the extent that a tenant at such Property is in monetary default with respect to the payment of such base rent) (including, without limitation, expense reimbursement, loss of rent income and lease termination fees appropriately amortized to the extent there is no new tenant in the space for which the lease termination fee was paid), calculated, in each case, in accordance with GAAP, minus (ii) the costs of maintaining such Property, including, without limitation, real estate taxes, insurance, repairs, maintenance, actual property management fees paid to third parties or charged internally at a market rate and bad debt expense, but excluding depreciation, amortization, interest expense, tenant improvements, leasing commissions, and capital expenditures, calculated, in each case, in accordance with GAAP. For any Property owned for less than one (1) full quarter, Net Operating Income for such full quarter shall be determined based on performance during such partial quarter, or if such information is not reasonably available, shall be determined on a proforma basis in the Borrower’s reasonable discretion taking into account any performance information provided by the prior owner of such Property.

“Note” has the meaning assigned to such term in Section 2.10(e).

“Obligations” means (a) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursements of LC Disbursements and interest thereon and (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower under this Agreement or any other Loan Document, other than contingent indemnity obligations for which no claim has been made.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Participant” has the meaning assigned to such term in Section 9.04

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“Parties” means the Borrower or any of its Affiliates.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Performance Fees” means the Performance Component of the Advisory Fee, as such terms are defined in the Advisory Agreement as in effect on the Effective Date or as amended in accordance with Section 6.08.

“Permitted Encumbrances” means:

(a)Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;
(b)carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than forty-five (45) days or are being contested in compliance with Section 5.04 or for which a bond or similar security for the full amount thereof has been posted, in form acceptable to Administrative Agent;

(c)pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(e)judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Section 7.01;
(f)easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;
(g)Liens in existence on the date hereof as set forth in Schedule 1.01(g), and extensions, renewals and replacements of such Liens, as long as such extension, renewal and replacement Liens do not spread to any property other than property encumbered by such Liens on the date hereof;
(h)Liens on Properties first acquired by Borrower or a Subsidiary after the date hereof and which are in place at the time such Properties are so acquired;
(i)Liens and rights of setoff of banks and securities intermediaries in respect of deposit accounts and securities accounts maintained in the ordinary course of business and Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the UCC;
(j)	assignments of past due receivables for collection purposes only;
(k)	leases or subleases granted in the ordinary course of business;
(l)	Liens arising in connection with any Indebtedness permitted hereunder;
(m)Liens of any Subsidiary in favor of the Borrower or any of the other Loan Parties; and
(n)any netting or set-off right under any swap agreement.

“Permitted Investments” means

(a)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;
(b)	investments in commercial paper maturing within two hundred seventy

(270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c)investments in certificates of deposit, banker’s acceptances and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;
(d)fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and
(e)money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.
(f)investments (including loans) by any Loan Party in or to any other Loan Party; and
(g)Cash Equivalents and Swap Agreements not prohibited hereunder. “Permitted Tax Incentive Transaction” means any transaction or series of related transactions relating to an issuance of all Indebtedness and other obligations (collectively, “Tax Incentive Indebtedness”) arising in connection with the issuance of bonds, notes or other obligations by a Governmental Authority located in the United States (each, a “Tax Incentive Issuer”) to mitigate real estate and/or ad valorem Taxes otherwise payable in connection with the ownership of any Property (each, a “Tax Incentive Property”), the fee title to which is owned (or leased) by a Tax Incentive Issuer, and subsequently leased (or subleased) by a Subsidiary from the Tax Incentive Issuer, such transaction or series of transactions being governed by, among other documents, any indenture or other agreement governing or evidencing the Tax Incentive Indebtedness, entered into by and between a Tax Incentive Issuer and the trustee of the bonds in connection with the issuance of such Tax Incentive Indebtedness, if applicable (each, an “Tax Incentive Indenture”), any lease agreement entered into by and between a Subsidiary and an Tax Incentive Issuer (or any affiliate thereof) in connection with the issuance by such Tax Incentive Issuer of Tax Incentive Indebtedness (each, a “Tax Incentive Lease Agreement”), any guaranty or similar agreement entered into by any Subsidiary to guaranty, for the benefit of the bondholder (which, pursuant to clause (iii) below, shall be the applicable Subsidiary, or an affiliate thereof), certain payments due in connection with the issuance of Tax Incentive Indebtedness, including, without limitation, the payment of principal and interest due under the bonds, notes, or other obligations evidencing the Tax Incentive Indebtedness, and Tax Incentive Issuer or trustees fees and expenses, if any, due under the trust indenture (each, an “Tax Incentive Guaranty”), PILOT agreements, tax incentive agreements, and any other certificate, agreement, document or instrument, in each case, executed and delivered by any Subsidiary, Tax Incentive Issuer, or the trustee of any bonds in connection with such issuance of Tax Incentive Indebtedness and related tax incentives (collectively, “Tax Incentive Documents”) which satisfy the following criteria: (i) any net cash proceeds of the Tax Incentive Indebtedness under such Tax Incentive Documents are used for the purpose of acquiring, constructing, developing, expanding, installing and/or upgrading an Tax Incentive Property, (ii) such Tax Incentive Indebtedness is non-recourse to the Loan Parties (other than as expressly provided in the applicable Tax Incentive Guaranty, if any), and any successors and/or assigns of such Loan Parties in the event of a transfer or assignment of the applicable Tax Incentive Lease Agreement and all of the rights and obligations of such Subsidiary under each other Tax Incentive Document (including any Tax Incentive Guaranty) to an assignee who is a Person that is not a Subsidiary, (iii) the applicable Subsidiary (or any affiliate thereof) is the purchaser of the taxable bonds, or holder of the applicable notes or other obligations issued or to be issued in connection with such Tax Incentive Indebtedness (and, so long as such Tax Incentive Property is an Unencumbered Property, at all times such Subsidiary (or any affiliate thereof) shall remain the owner or holder thereof), (iv) the base payments due under the Tax Incentive Lease Agreement are equivalent to the debt service due under any bonds, notes or other obligations evidencing the Tax Incentive Indebtedness (other than the payment of a nominal sum as additional annual base rent during the term of the Tax Incentive Lease Agreement), (v) the applicable Tax Incentive Lease Agreement or another Tax Incentive Document grants to the applicable Subsidiary the option to re-acquire title to all or any portion of such Tax Incentive Property for a nominal sum at any time without further consent of the Tax Incentive Issuer or any other party other than the Subsidiary (of affiliate thereof) in its capacity as the bondholder or holder of the note or other obligation, either directly or through the trustee of the applicable bonds evidencing the Tax Incentive Indebtedness, (vi) no Tax Incentive Document entered into in connection with such Tax Incentive Indebtedness shall limit in any material respect the use by any Subsidiary of its property or assets (including the applicable Tax Incentive Property), except as may be required by applicable law to maintain the designation of the Tax Incentive Property as a “project” pursuant to the applicable legislation governing such tax incentive structures, (vii) no Tax Incentive Document entered into in connection with such Tax Incentive Indebtedness shall limit the ability of the Subsidiary to finance its interest in the Tax Incentive Property, including mortgaging the leasehold estate created under the Tax Incentive Lease Agreement, (viii) no Tax Incentive Document entered into in connection with such Tax Incentive Indebtedness shall limit the ability of the Subsidiary to transfer its interest in the Tax Incentive Property, except for any requirement for a consent from the Tax Incentive Issuer that is considered administrative and which can reasonably expected to be obtained in the ordinary course of business, and (ix) no Tax Incentive Document shall contain a “clawback” provision pursuant to which there could be an obligation by the Borrower or the applicable Subsidiary to repay a material portion of prior tax benefits received other than due to material breach by the Borrower or the applicable Subsidiary.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Lender then acting as the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Lender acting as Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Property” means any real estate owned by the Borrower, any Guarantor, any Subsidiary, any Unconsolidated Affiliate, any Exchange Fee Titleholder, or any Exchange Property Owner, and operated or intended to be operated as an investment property.

“Property Value” means, with respect to any Property owned (or (x) subject to the limitations on the value of ground leased properties that may be included in the Total Unencumbered Property Pool Value under Section 6.12(c)(vii) and (x), is ground leased pursuant to a Financeable Ground Lease, or (y) subject to the limitation on the value of leased properties that may be included in the Total Unencumbered Property Pool Value under Section 6.12(xi), is leased pursuant to a Tax Incentive Lease Agreement) directly or indirectly by the Borrower, any Guarantor, any Exchange Fee Titleholder or any Exchange Property Owner,

as of any date of determination, , the most recent estimated “as is” fair market value for such Property, as determined by Altus Group or other third party valuation firm engaged by the Borrower or applicable member of the Consolidated Group, but only if, as of such date of determination, either (x) the Property was acquired, or (y) a full appraisal report has been performed by Altus Group or such other third party valuation firm, in either such case of (x) or (y), during the calendar year in which such date of determination occurs or during the immediately preceding calendar year (such full appraisal report, or cost basis solely if such a full appraisal report has not yet been performed a “Current Appraisal”). For the avoidance of doubt, the estimated “as is” fair market value may be updated periodically in between the “as of” dates of any Current Appraisal provided by Altus Group or such other third party valuation firm to reflect changes in market conditions and/or leasing activity since the date of the last Current Appraisal; provided, however, that if, as of any date of determination, the Borrower does not have a full appraisal report constituting a Current Appraisal for a certain Property and such Property was acquired prior to the beginning of the calendar year that ended immediately prior to the calendar year in which such date of determination occurs, then the Property Value of such Property as of such date of determination will be (i) 90% of the “as is” fair market value for such Property as set forth in the full appraisal report that most recently constituted a “Current Appraisal” (or, if no such full appraisal report has been performed, 75% of the cost basis for such Property) during the period beginning on January 1 of the calendar year in which such date of determination occurs and ending on March 31 of such calendar year, unless and until a new full appraisal report constituting a Current Appraisal is obtained, (ii) 75% of the “as is” fair market value for such Property as set forth in the full appraisal report that most recently constituted a “Current Appraisal” (or, if no such full appraisal report has been performed, 50% of the cost basis for such Property) during the period beginning on April 1 of the calendar year in which such date of determination occurs and ending on June 30 of such calendar year, unless and until a new full appraisal report constituting a Current Appraisal is obtained, or (iii) 60% of the “as is” fair market value for such Property as set forth in the full appraisal report that most recently constituted a “Current Appraisal” (or, if no such full appraisal report has been performed, 0% of the cost basis for such Property) during the period beginning on July 1 of the calendar year in which such date of determination occurs until a new full appraisal report constituting a Current Appraisal is obtained. A Property contributed to a joint venture by the Borrower or Guarantor shall be deemed to have been owned by such joint venture from the date of such contribution. A Property acquired from a joint venture in which the Borrower or any Subsidiary or Affiliate is a member shall be deemed to have been owned from the date acquired from such joint venture.

“Public-Sider” means any representative of a Lender that does not want to receive material non-public information within the meaning of the federal and state securities laws.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 9.21.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Recourse Indebtedness” means any Indebtedness of the Borrower or any other member of the Consolidated Group with respect to which the liability of the obligor is not limited to the obligor’s interest in specified assets securing such Indebtedness, subject to customary limited exceptions for certain acts or types of liability.

“Recurring Interest Expense” means, for any period without duplication, the sum of (a) the amount of interest net of payments or receipts under Swap Agreements (without duplication, whether accrued, paid or capitalized) on Total Indebtedness actually payable by members of the Consolidated Group during such period, plus (b) the applicable Consolidated Group Pro Rata Share of any interest (without duplication, whether accrued, paid or capitalized) on Indebtedness actually payable by Unconsolidated Affiliates during such period, whether recourse or non-recourse, but excluding, without duplication, non-recurring amortized financing related expenses and one-time upfront premiums paid in connection with Swap Agreements.

“Register” has the meaning assigned to such term in Section 9.04.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective, directors, officers, employees, partners, agents and trustees of such Person and such Person’s Affiliates.

“Relevant Governmental Body” means the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto.

“Required Lenders” means, at any time, Lenders having Revolving Credit Exposures, unused Commitments, and outstanding Term Loans representing at least fifty-one percent (51%) of the sum of the total Revolving Credit Exposures, unused Commitments and outstanding Term Loans at such time; provided that, for the purpose of determining the Required Lenders needed for any waiver, amendment, modification or consent, (i) any Lender that is the Borrower, or any Affiliate of the Borrower shall be disregarded, (ii) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (iii) at all times when two (2) or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Lenders” shall in no event mean less than two (2) Lenders.

“Required Revolving Lenders” means, at any time, Lenders having Revolving Credit Exposures and unused Revolving Commitments representing at least fifty-one percent (51%) of the sum of the total Revolving Credit Exposures and unused Revolving Commitments at such time; provided that, for the purpose of determining the Required Revolving Lenders needed for any waiver, amendment, modification or consent, (i) any Lender that is the Borrower, or any Affiliate of the Borrower shall be disregarded,

(ii) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (iii) at all times when two (2) or more Revolving Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Revolving Lenders” shall in no event mean less than two (2) Revolving Lenders.

“Required Term Lenders” means, at any time, Lenders having outstanding Term Loans and unused Term Commitments representing at least fifty-one percent (51%) of the sum of the total outstanding Term Loans and unused Term Commitments at such time; provided that for the purpose of determining the Required Term Lenders needed for any waiver, amendment, modification or consent, (i) any Lender that is the Borrower, or any Affiliate of the Borrower shall be disregarded, (ii) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and (iii) at all times when two (2) or more Term Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Required Term Lenders” shall in no event mean less than two (2) Term Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restricted Payment” means any cash dividend, cash distribution or other cash payment with respect to any equity interests in the Borrower or any Subsidiary, excluding (i) any dividend, distribution or other payment by a member of the Consolidated Group to another member of the Consolidated Group (including in connection with the issuance of equity interests), (ii) any redemption of equity interests by a member of the Consolidated Group (including pursuant to a share buyback program); (iii) any distribution or other payment by an Unconsolidated Affiliate to a member of the Consolidated Group (including promote payments in connection with development joint ventures and regular distributions of cash flow from Unconsolidated Affiliates); and (iv) any distribution or other payment by any Subsidiary or Unconsolidated Affiliate which is a partnership, limited liability company or joint venture or mezzanine lender and operated in the ordinary course of business.

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09,

(b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04, or (c) increased pursuant to Section 2.22 or Section 9.02. The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01A, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Revolving Commitments is $1,000,000,000.00.

“Revolving Credit Exposure” means, with respect to any Revolving Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure at such time.

“Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time.

“Revolving Credit Facility Joint Lead Arrangers” means Wells Fargo Securities, LLC, BofA Securities, Inc., JPMorgan Chase Bank, N.A., PNC Capital Markets LLC, Truist Securities, Inc., U.S. Bank National Association, the Huntington National Bank, and Regions Capital Markets, each in its capacity as a joint lead arranger for the Revolving Credit Facility.

“Revolving Credit Facility Maturity Date” means, with respect to the Revolving Credit Facility, March ~~31~~11, ~~2025~~2029, subject to extension in accordance with Section 2.21.

“Revolving Lender” means any Lender that has a Revolving Commitment or holds Revolving Loans at such time.

“Revolving Loan” means a Loan made pursuant to Section 2.01(a).

“Sale-Leaseback Master Lease” means a master lease entered into by a buyer of a Property, as lessor, and the seller of such Property, as lessee, in connection with a transaction whereby such seller leases all or a portion of such Property after closing.

“S&P” means S&P Global Ratings, or any successor thereto.

“Sanctioned Country” means at any time, a country, region or territory which is itself, or whose government is, the subject of any Sanctions (including, at the time of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, the Zaporizhzhia and Kherson regions of Ukraine, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, ~~Her~~His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, ~~Her~~His Majesty’s Treasury or other relevant sanctions authority of the United Kingdom, or the United Nations Security Council.

“SEC” means the Securities and Exchange Commission of the United States of America. “Second Amendment” means that certain Second Amendment to Third Amended and Restated

Credit Agreement, dated as of March 11, 2025, among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Similar Agreement/Amendment” has the meaning assigned to such term in the definition of “Consolidated EBITDA”.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Borrowing” means any Borrowing bearing interest at a rate based on Adjusted Term SOFR.

“SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Term SOFR. “Specified Excess Cash” means, as of any date of determination, all Unrestricted Cash and Cash

Equivalents as of such date held by the Consolidated Group in excess of $25,000,000, not to exceed the outstanding principal balance of the Revolving Loans on such date.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, by the parent or one or more subsidiaries of the parent provided that any joint venture in which any Loan Party is a majority owner but does not Control and which is not included in such Loan Party’s consolidated financial statements shall not be a subsidiary.

“Subsidiary” means any subsidiary of the Borrower.

“Subsidiary Guarantor” means each Subsidiary Owner, each Subsidiary that is master leasing an Unencumbered Property from an Exchange Fee Titleholder, each Exchange Depositor, and any other Subsidiary that elects to become a party to the Subsidiary Guaranty.

“Subsidiary Guaranty” means that certain Subsidiary Guaranty, dated as of February 28, 2018,

executed by the Subsidiary Guarantors, in favor of the Administrative Agent for the benefit of the Lenders, as amended, supplemented, reaffirmed or otherwise modified from time to time.

“Subsidiary Owner” means the Subsidiary that is the owner of the applicable Unencumbered Property (or that is the lessee of the applicable Unencumbered Property pursuant to a Financeable Ground Lease, as applicable), and the Exchange Depositor under a Delaware statutory trust that owns any applicable Unencumbered Property and is part of the Exchange Program or, after the FMV Option has been exercised, an Affiliate of the Borrower that is also the owner of 100% of the Exchange Beneficial Interests.

“Supplemental Materials” means any business or financial-related disclosures or information supplementing the Financial Statements made available to the holders of the Parties’ securities issued pursuant to Rule 144A of the Securities Act.

“Supported QFC” has the meaning assigned to such term in Section 9.21.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means any Initial Term Loan Commitment, any 2028 Term Commitment, and, if applicable, any other term commitment added pursuant to Section 2.22 or Section 9.02.

“Term Facility” means the Initial Term Facility, the 2028 Term Facility, and any other Term Loans to be made by ~~the~~ Term Lenders pursuant to this Agreement, individually or collectively as the context may require.

“Term Facility Maturity Date” means, (i) with respect to the Initial Term ~~Facility~~Loans, March 31, 2027, and (ii) with respect to the 2028 Term Loans, the 2028 Term Facility Maturity Date.

“Term Lender” means any Lender that from time to time holds outstanding Term Loans or Term Commitments.

“Term Loans” means the Initial Term Loans, the 2028 Term Loans, and, if applicable, any other term loans added pursuant to Section 2.22 or Section 9.02.

“Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit F-2.

“Term SOFR” means,

(a)for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Periodic Term SOFR Determination Day the Term SOFR Reference

Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(b)for any calculation with respect to a ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day.

“Term SOFR Adjustment” means, (i) for any calculation with respect to a ~~ABR Loan or a SOFR~~Revolving Loan or a 2028 Term Loan, a percentage per annum equal to 0.10%, and (ii) for any calculation with respect to an Initial Term Loan, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor:

ABR Loans:

10%

SOFR Loans:

Interest Period	Percentage
One month	0.10%
Three months	0.15%
Six months	0.25%

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Total Asset Value” means, as of the date of calculation, the aggregate, without duplication, of:

(i) the Property Value of all Properties owned by any member of the Consolidated Group or any Exchange Property Owner; plus (ii) the Consolidated Group Pro Rata Share of the Property Value of Properties owned by Unconsolidated Affiliates or any Exchange Fee Titleholder; plus (iii) Unrestricted

Cash and Cash Equivalents owned directly or indirectly by any member of the Consolidated Group or any Exchange Property Owner; plus (iv) the applicable Consolidated Group Pro Rata Share of Unrestricted Cash and Cash Equivalents owned directly or indirectly by any Exchange Fee Titleholder or by Borrower or any Guarantor through an Unconsolidated Affiliate; plus (v) investments in Debt Instruments (based on current book value) of any member of the Consolidated Group, Exchange Debt Investments (based on current book value) of any member of the Consolidated Group and REIT stocks, REIT preferred securities, REIT debt securities or Mortgage Backed Securities (in each case based on current market value) of any member of the Consolidated Group; provided that no Exchange Debt Investment shall be included under this clause if it relates to an Exchange Property already included in the calculation of Total Asset Value; plus (vi) an amount equal to the Consolidated Group Pro Rata Share of investments in Debt Instruments, Exchange Debt Investments, REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities (in each case based on values described in clause (v) above) owned by Unconsolidated Affiliates, any Exchange Fee Titleholder or any Exchange Property Owner; plus (vii) proceeds due from transfer agent; plus (viii) the amount of all Eligible Cash 1031 Proceeds resulting from the sale of Properties. Further, if the FMV Option for any Exchange Property owned by an Exchange Property Owner has expired, then for purposes of calculations under clauses (i) and (iii) above with respect to such Exchange Property Owner, only the pro rata share of the Exchange Beneficial Interests owned by the Exchange Depositor in such Exchange Property Owner shall be counted; provided, however, that if the FMV Option is exercised, the pro rata share of the Exchange Beneficial Interests owned by a Subsidiary Owner shall be counted.

“Total Indebtedness” means, as of any date of determination, without duplication, the sum of: (a) all Indebtedness of the Consolidated Group outstanding at such date, determined on a consolidated basis; plus (b) the greater of (i) the applicable Consolidated Group Pro Rata Share of all Indebtedness of each Unconsolidated Affiliate (other than Indebtedness of such Unconsolidated Affiliate to a member of the Consolidated Group) and (ii) the amount of Indebtedness of such Unconsolidated Affiliate which is also Recourse Indebtedness of a member of the Consolidated Group.

“Total Revolving Credit Exposure” means, the sum of the outstanding principal amount of all Lenders’ Revolving Loans and their LC Exposure at such time.

“Total Secured Indebtedness” means, as of any date of determination, that portion of Total Indebtedness (excluding (i) the Obligations under the Loan Documents, (ii) obligations under Swap Agreements not secured by a Lien on a Property, (iii) contingent liabilities under customary completion guarantees, non-recourse carveout guarantees and hazardous materials indemnity agreements (except to the extent that a claim for payment or performance has been made thereunder and such obligations are secured by a Lien on a Property) and (iv) contingent obligations relating to performance or surety bonds in the ordinary course of business (except to the extent that a claim for payment or performance has been made thereunder and such obligations are secured by a Lien on a Property)) which is secured by a Lien on a Property, any ownership interests in any Subsidiary or Unconsolidated Affiliate or any other assets which had, in each case, in the aggregate, a value in excess of the amount of the applicable Indebtedness at the time such Indebtedness was incurred. Such Indebtedness that is secured only with a pledge of ownership interests and is also recourse to the Borrower or any Guarantor shall not be treated as Total Secured Indebtedness. For the avoidance of doubt, repurchase obligations (relating to debt or equity investments) shall be included in Total Secured Indebtedness.

“Total Secured Recourse Indebtedness” means, as of any date of determination, that portion of Total Secured Indebtedness with respect to which the liability of the obligor is not limited to the obligor’s interest in specified assets securing such Indebtedness (subject to customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary non-recourse carve-outs); provided that Indebtedness of a single-purpose entity (or any holding company or other entity which owns such single-purpose entity) which is secured by substantially all of the assets of such single-purpose entity (or any holding company or other entity which owns such single-purpose entity) but for which there is no recourse to another Person beyond the single-purpose entity or holding company or other entity which owns such single-purpose entity (other than with respect to customary limited exceptions for certain acts or types of liability such as environmental liability, fraud and other customary non-recourse carve-outs) shall not be considered a part of Total Secured Recourse Indebtedness even if such Indebtedness is fully recourse to such single-purpose entity (or any holding company or other entity which owns such single-purpose entity) and unsecured guarantees provided by Borrower or the Trust of mortgage loans to Subsidiaries or Unconsolidated Affiliates shall not be included in Total Secured Recourse Indebtedness.

“Total Unencumbered Property Pool Value” means, as of any date of calculation, the aggregate, without duplication, of: (a) the Unencumbered Property Values of all Unencumbered Properties; plus (b) an amount equal to one hundred percent (100%) of the then current book value of each Exchange Debt Investment, provided that such Exchange Debt Investment is not subject to any Liens or encumbrances and so long as the Exchange Property Investor with respect to such Exchange Debt Investment is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder; plus (c) the amount in excess of $10,000,000 of the total of (i) all Unrestricted Cash and Cash Equivalents, plus

(ii) the amount of Eligible Cash 1031 Proceeds resulting from the sale of Unencumbered Properties; plus

(d) an amount equal to one hundred percent (100%) of the then current book value of each Debt Instrument owned by a member of the Consolidated Group, provided that such Debt Instrument is not subject to any Liens or encumbrances and so long as the borrower with respect to such Debt Instrument is not delinquent thirty (30) days or more in any payment of interest or principal payments thereunder.

“Total Unsecured Indebtedness” means, as of any date of determination, that portion of Total Indebtedness which does not constitute Total Secured Indebtedness; provided that for purposes of calculating Total Unsecured Indebtedness, the amount of the Consolidated Group Pro Rata Share of all Indebtedness of each Unconsolidated Affiliate (other than Indebtedness of such Unconsolidated Affiliate to a member of the Consolidated Group) shall be excluded for all purposes of this definition. For the avoidance of doubt, the Obligations under the Loan Documents shall be included in Total Unsecured Indebtedness (and contingent liabilities under customary completion guarantees, non-recourse carveout guarantees and hazardous materials indemnity agreements shall not be included in Total Unsecured Indebtedness (except to the extent that a claim for payment or performance has been made thereunder and such obligations do not constitute Total Secured Indebtedness)).

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

“Trust” means Ares Industrial Real Estate Income Trust Inc. (f/k/a Black Creek Industrial REIT IV Inc.), the general partner of Borrower.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Adjusted Term SOFR or the Base Rate.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unconsolidated Affiliate” means, any Person in which the Consolidated Group, directly or indirectly, has any ownership interest of $1,000,000 or more (valued as of the most recent quarterly financial statement), whose financial results are not consolidated under GAAP with the financial results of the Consolidated Group.

“Unencumbered Property Pool Leverage Ratio” means, for any period, Total Unsecured Indebtedness to Total Unencumbered Property Pool Value.

“Unencumbered Interest Coverage Ratio” means, at any time, (a) Unencumbered Property NOI for the most recent quarter plus interest income from Exchange Debt Investments and Debt Instruments (including without limitation Mortgage Receivables), annualized, divided by (b) Unsecured Interest Expense for the immediately preceding calendar quarter, annualized.; provided that loan origination fees received by any member of the Consolidated Group in connection with Debt Instruments and Exchange Debt Investments shall be treated as interest income amortized over the anticipated life of such investment notwithstanding the use of the fair value method of accounting under GAAP.

“Unencumbered Property” means, a Property (other than an Exchange Property, except as hereinafter provided) that is designated by the Borrower as an Unencumbered Property and: (i) is completed and located in the continental United States or, subject to the limitations on the value of Assets Under Development that may be included in the Total Unencumbered Property Pool Value under Section 6.12, is an Asset Under Development located in the continental United States; (ii) is one hundred percent (100%) owned in fee simple (or (x) subject to the limitations on the value of ground leased properties that may be included in the Total Unencumbered Property Pool Value under Section 6.12(c)(vii) and (x), is ground leased pursuant to a Financeable Ground Lease, or (y) subject to the limitation on the value of leased properties that may be included in the Total Unencumbered Property Pool Value under Section 6.12(c)(xi), is leased pursuant to a Tax Incentive Lease Agreement) by the Borrower, an Exchange Fee Titleholder or a Subsidiary Owner that is at least ninety-five percent (95%) owned directly or indirectly by Borrower, provided that no consent from any minority owner is required in order for the Borrower to cause a sale or refinancing of such Unencumbered Property, and so long as any such Subsidiary (whether or not wholly-owned) is a Guarantor (to the extent required pursuant to Section 5.11); (iii) is not subject to any Liens or encumbrances other than clauses (a), (b), (c), (d), (f), (j), (k) and (m) of the definition of Permitted Encumbrances or a Lien securing bonds, notes or other obligations issued pursuant to a Permitted Tax Incentive Transaction; (iv) is not subject to any agreement (including Borrower’s, or any applicable Subsidiary Owner’s organizational documents) which prohibits or limits the ability of the Borrower or any applicable Subsidiary Owner, as the case may be, to create, incur, assume or suffer to exist any Lien securing any monetary obligation upon any such Unencumbered Property (or the leasehold estate therein created by a Financeable Ground Lease or Tax Incentive Agreement, as applicable) or Equity Interests of such Subsidiary Owner that owns such Unencumbered Property, except for covenants that are not materially more restrictive than the covenants contained in this Agreement, in favor of holders of unsecured Indebtedness of the Borrower and such Subsidiary Owner not prohibited hereunder; (v) is not subject to any agreement (including (a) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such Property, and (b) if applicable, the Borrower’s or Subsidiary

Owner’s organizational documents) which entitles any Person to the benefit of any Lien on such Property (other than the Lien securing repayment of bonds, notes or other obligations issued pursuant to, or fees and expenses of the Tax Incentive Issuer or trustee in connection with, a Permitted Tax Incentive Transaction), or the Equity Interests in the Borrower or such Subsidiary Owner or Exchange Fee Titleholder that in each case owns such Unencumbered Property or would entitle any Person to the benefit of any Lien on such Property or Equity Interests upon the occurrence of any contingency (including, without limitation, pursuant to an “equal and ratable” clause) other than any agreement entered into in connection with the financing of such Property and the pledge of such Property as security for any financing pending the closing of such financing, provided that such Property shall cease to be an Unencumbered Property upon the closing of such financing; (vi) is not subject to any agreement (including (a) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such Property, and (b) if applicable, the Borrower’s or Subsidiary Owner’s organizational documents) which prohibits or limits the ability of the Borrower or such Subsidiary Owner or Exchange Fee Titleholder, as the case may be, to make pro rata Restricted Payments to Borrower, or any applicable Subsidiary Owner of income arising out of such Property or prevents such Subsidiary Owner from transferring such Property (other than (x) any restriction with respect to a Property imposed pursuant to an agreement entered into for the sale or disposition of such Property pending the closing of such sale or disposition or in connection with a 1031 exchange or any restriction in connection with a Permitted Tax Incentive Transaction that complies with the condition set forth in clause (viii) of the criteria for such transactions, (y) any restriction with respect to a Subsidiary Owner that owns such Property imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Equity Interests or assets of such Subsidiary Guarantor pending the closing of such sale or disposition, and (z) restrictions which are not materially more restrictive than the restrictions contained herein, in favor of holders of unsecured Indebtedness of the Borrower not prohibited hereunder or which terminate at the time that such property ceases to be an Unencumbered Property in connection with any other facility); and (vii) is not the subject of any material issues which would impact the operation of such Property. No Property owned by a Subsidiary Owner shall be deemed to be an Unencumbered Property unless (a) both such Property and all Equity Interests of the Subsidiary Owner held directly or indirectly by the Borrower are not subject to any Lien, except as otherwise expressly permitted herein, including, without limitation, in connection with a Permitted Tax Incentive Transaction, (b) each intervening entity between the Borrower and such Subsidiary Owner does not have any Indebtedness for borrowed money or, if such entity has any Indebtedness, such Indebtedness is unsecured, and (c) neither such Subsidiary Owner nor any intervening entity between the entity immediately below the Borrower and such Subsidiary Owner is subject to insolvency proceedings, unable to pay debts or subject to any writ or warrant of attachment. A Property that is subject to an option to purchase shall not be disqualified by the requirement in clause (vi) from being an Unencumbered Property so long as the Property can be transferred subject to the rights of the optionee provided that if the option to purchase is for a fixed price as distinguished from a market price, the Unencumbered Property Value for such Property shall be equal to the lesser of (x) the amount determined in accordance with the definition of Unencumbered Property Value, or (y) the option price for such Property. Notwithstanding the foregoing, Exchange Properties that are part of the Exchange Program may be included as Unencumbered Properties (1) during the period of time that the Exchange Beneficial Interests are being marketed, such marketing period not to exceed 24 months, and (2) if the FMV Option is exercised with respect to such Exchange Beneficial Interests, at all times after such exercise of the FMV Option, if all of the requirements set forth in this definition for an Unencumbered Property are met other than (A) the ownership percentage requirement (including without limitation the requirement set forth in clause (ii) of this definition), (B) the requirement that they not be Exchange Properties, (C) any requirement that the owner of such Property become a Subsidiary Guarantor (so long as the applicable Exchange Depositor (or, after the exercise of the FMV Option with respect to such Exchange Beneficial Interests, the Subsidiary Owner with respect thereto) is a Subsidiary Guarantor), (D) any requirement that the Unencumbered Property not be subject to any agreement which prohibits or limits the ability of the Borrower or any applicable Subsidiary Owner, as the case may be, to create, incur, assume or suffer to exist any Lien upon any Unencumbered Property; provided that (for the avoidance of doubt), with respect to Exchange Properties, the Equity Interests of the Subsidiary Owner shall not be subject to any agreement that prohibits or limits the ability of the Borrower or such Subsidiary Owner, as the case may be, to create, incur, assume or suffer to exist any Lien on such Equity Interests, or (E) any requirement set forth in clauses (a), (b) or (c) immediately above, except that for purposes of calculating unencumbered pool financial covenants, only the pro rata share of value and income (corresponding to the pro rata share of the Exchange Beneficial Interests in the Exchange Property Owner that are owned by the Consolidated Group) shall be counted. Nothing herein shall prohibit an Unencumbered Property hereunder from constituting an Unencumbered Property in connection with any other indebtedness, provided that such indebtedness is not prohibited pursuant to the terms of this Agreement.

“Unencumbered Property NOI” means, with respect to any Unencumbered Property for any period, the Net Operating Income for such Unencumbered Property for such period, less the Capital Expenditure Reserve. For purposes of calculating Unencumbered Property NOI for any Exchange Property that constitutes an Unencumbered Property, only the pro rata share of Unencumbered Property NOI (corresponding to the pro rata share of the Exchange Beneficial Interests in the Exchange Property Owner that are still owned by the Consolidated Group) shall be counted. For purposes of calculating Unencumbered Property NOI for any other Unencumbered Property that is owned by a Subsidiary Owner that is not wholly owned directly or indirectly by the Borrower, only the pro rata share of Unencumbered Property NOI (corresponding to the pro rata share of such Subsidiary Owner that is owned by the Borrower) shall be counted.

“Unencumbered Property Value” shall mean for an Unencumbered Property, as of any date of determination, the Property Value of such Unencumbered Property. For purposes of calculating Unencumbered Property Value for any Exchange Property that constitutes an Unencumbered Property, only the pro rata share of Unencumbered Property Value (corresponding to the pro rata share of the Exchange Beneficial Interests in the Exchange Property Owner that are owned by the Consolidated Group) shall be counted. For purposes of calculating Unencumbered Property Value for any Property owned by an Exchange Fee Titleholder that constitutes an Unencumbered Property, only the Consolidated Group Pro Rata Share of Unencumbered Property Value of such Property shall be counted. For purposes of calculating Unencumbered Property Value for any other Unencumbered Property that is owned by a Subsidiary Owner that is not wholly owned directly or indirectly by the Borrower, only the pro rata share of Unencumbered Property Value (corresponding to the pro rata share of such Subsidiary Owner that is owned by the Borrower) shall be counted. A Property contributed to a joint venture by the Borrower or any Subsidiary shall be deemed to have been owned by such joint venture from the date of such contribution and any Property acquired by the Borrower or any Subsidiary from an affiliated joint venture shall be deemed to have been acquired by the Borrower or any Subsidiary on the date of such acquisition from such joint venture.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect in the State of Delaware or any other applicable jurisdiction.

“Unrestricted Cash and Cash Equivalents” means, in the aggregate, all cash and Cash Equivalents which are not pledged for the benefit of any party (whether a creditor, seller or otherwise) having a claim (whether liquidated or not) against a member of the Consolidated Group, to be valued for purposes of this Agreement at one hundred percent (100%) of its then-current book value, as determined under GAAP.

“Unsecured Interest Expense” means for any period, the amount of interest net of payments or receipts under Swap Agreements (without duplication, whether accrued, paid or capitalized), on Total Unsecured Indebtedness, but excluding amortized ~~financial~~financing related expenses and one-time upfront premiums paid in connection with Swap Agreements.

“Unused Fee Rate” means an annualized percentage equal to two-tenths of one percent (0.20%) if the Total Revolving Credit Exposure during the applicable day is less than or equal to fifty percent (50%) of the aggregate amount of Lenders’ Revolving Commitments and otherwise shall be equal to fifteen-hundredths of one percent (0.15%).

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the

Code.

“U.S. Special Resolution Regime” has the meaning assigned to such term in Section 9.21.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns.

“Wholly-Owned Subsidiary” means, as to the Trust, any Subsidiary of the Trust that is directly or indirectly owned at least ninety percent (90%) by the Trust; provided that if such Subsidiary is not one hundred percent (100%) owned by the Trust, no consent of any minority owner is required for the Trust to cause a pledge, sale or refinancing of such Subsidiary that has not been obtained.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

SECTION 1.02.Classification of Loans and Borrowings . For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “SOFR Loan”) or by Class and Type (e.g., a “SOFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “SOFR Borrowing”) or by Class and Type (e.g., a “SOFR Revolving Borrowing”).

SECTION 1.03.Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04.Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Holdings, the Borrower or any Subsidiary at “fair value”, as defined therein. Notwithstanding anything to the contrary contained in this Section 1.04 or in the definition of “Capital Lease Obligations,” in the event of an accounting change after November 19, 2019 requiring all leases to be capitalized, only those leases (assuming for purposes hereof that such leases were in existence on such date) that would constitute capital leases in conformity with GAAP on such date shall be considered capital leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.

SECTION 1.05.Consolidation of Variable Interest Entities. All references herein to consolidated financial statements of the Trust, the Borrower and its Subsidiaries or to the determination of any amount for the Trust, the Borrower and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Borrower is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.

SECTION 1.06.Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.14(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower.

The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

SECTION 1.07. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE IIThe Credits

SECTION 2.01.Commitments.

(a)Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period for the Revolving Credit Facility in an aggregate principal amount that will not result in (i) such Lender’s Revolving Credit Exposure exceeding such Lender’s Revolving Commitment (ii) the Total Revolving Credit Exposure exceeding the total Revolving Commitments, or (iii) a violation of the Borrowing Base Covenants. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Upon the effectiveness of the Revolving Commitments hereunder, each “Revolving Lender” under and as defined in the Existing Agreement (each, an “Existing Revolving Lender”) immediately prior to such effectiveness will automatically and without further act be deemed to have assigned to the applicable Revolving Lenders hereunder, and each such Revolving Lender hereunder, as applicable, will automatically and without further act be deemed to have assumed a portion of such Existing Revolving Lender’s outstanding Revolving Loans and participations under the Existing Agreement in any outstanding Letters of Credit, in each case in accordance with the Standard Terms and Conditions attached to the Assignment and Assumption attached hereto as Exhibit A, such that, after giving effect to the Revolving Commitments hereunder and to each such deemed assignment and assumption,

(i) the Total Revolving Credit Exposure of each Revolving Lender shall not exceed such Lender’s Revolving Commitment and (ii) each Revolving Lender will hold outstanding Revolving Loans and participations in any outstanding Letters of Credit in accordance with such Lender’s Applicable Percentage in respect of the Revolving Credit Facility.

(b)Subject to the terms and conditions set forth herein, ~~each~~Initial Term ~~Lender~~Lenders severally (and not jointly) ~~agrees~~agreed to make Initial Term Loans to the Borrower during the Availability Period for the Initial Term Facility in an aggregate principal amount not to exceed such Initial Term Lender’s Initial Term Loan Commitment. Initial Term Loans (i) ~~shall be~~were funded on the Effective Date in the aggregate principal amount of $450,000,000, and (ii) ~~may be~~were available to be funded in up to two (2) additional Borrowings, each in a minimum amount of $50,000,000, during the period commencing on April 1, 2022 and ending on the Initial Term Loan

Commitment Expiration Date. Amounts prepaid or repaid in respect of Initial Term Loans may not be reborrowed. The aggregate Initial Term Loan Commitment shall automatically reduce immediately upon and in the principal amount of each Initial Term Loan made hereunder, and any remaining Initial Term Loan Commitments of the Initial Term Lenders shall terminate on the Initial Term Loan Commitment Expiration Date. As of the Second Amendment Effective Date, the Initial Term Loan Facility has been fully funded, and $550,000,000 thereof remains outstanding, which amount shall constitute Initial Term Loans hereunder.

(c)Subject to the terms and conditions set forth herein and in the Second Amendment, each 2028 Term Lender severally (and not jointly) agrees to make 2028 Term Loans to the Borrower on the Second Amendment Effective Date in an aggregate principal amount not to exceed such 2028 Term Lender’s 2028 Term Commitment. The Borrower may make and receive only one Borrowing under the 2028 Term Commitment, and the 2028 Term Commitment of each 2028 Term Lender shall terminate in full immediately and without further action on the Second Amendment Effective Date after giving effect to the funding of such Lender’s 2028 Term Loan on such date. Amounts prepaid or repaid in respect of 2028 Term Loans may not be reborrowed.

SECTION 2.02.Loans and Borrowings.

(a)Each Revolving Loan and Term Loan shall be made as part of a Borrowing consisting of Revolving Loans or Term Loans as the case may be, made by the Lenders ratably in accordance with their respective Commitments for the Revolving Credit Facility or applicable Term Facility, as the case may be. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
(b)Subject to Section 2.14 each Revolving Borrowing or Term Borrowing shall be comprised entirely of ABR Loans or SOFR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (so long as such funding does not change any tax status under Section 2.17); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
(c)At the commencement of each Interest Period for any SOFR Revolving Borrowing, such Revolving Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each ABR Revolving Borrowing is made, such Revolving Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of seven (7) SOFR Borrowings outstanding.
(d)Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the

Interest Period requested with respect thereto would end after the applicable Maturity Date.

SECTION 2.03.Requests for Revolving and Term Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone or by electronic mail (a) in the case of a SOFR Borrowing, not later than 2:00 p.m., Minneapolis time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Minneapolis time, on the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable, and each such telephonic and electronic mail Borrowing Request shall be confirmed promptly in writing (which may include a PDF Borrowing Request attached to any such electronic mail request) to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i)the aggregate amount of the requested Borrowing, and ~~if such Borrowing is requested during the Availability Period for the Term Facility,~~ whether such Borrowing is of Revolving Loans or ~~Initial~~ Term Loans;
(ii)	the date of such Borrowing, which shall be a Business Day;
(iii)	whether such Borrowing is to be an ABR Borrowing or a SOFR Borrowing;
(iv)in the case of a SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and
(v)the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested SOFR Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04.[Reserved].

SECTION 2.05.[Reserved]. SECTION 2.06.Letters of Credit.

(a)General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit as the applicant thereof for the support of its or its Subsidiaries’ obligations, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period for the Revolving Credit Facility. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of Letter Of Credit Application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Notwithstanding anything herein to the contrary, the Issuing Bank shall have no obligation hereunder to issue, and shall not issue, any Letter of Credit if the proceeds would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (ii) in any manner that would result in a violation of any Sanctions by any party to this Agreement. The parties hereto agree that each of the Existing Letters of Credit shall, from and after the Effective Date, be deemed to be a Letter of Credit issued under this Agreement.

(b)Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension, but in any event no less than three Business Days) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be reasonably necessary to prepare, amend, renew or extend such Letter of Credit.If reasonably requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) (x) the aggregate undrawn amount of all outstanding Letters of Credit issued by the Issuing Bank at such time plus (y) the aggregate amount of all LC Disbursements made by the Issuing Bank that have not yet been reimbursed by or on behalf of the Borrower at such time shall not exceed its Letter of Credit Commitment, (ii) no Lender’s Revolving Credit Exposure shall exceed its Revolving Commitment, and (iii) the Total Revolving Credit Exposure shall not exceed the total Revolving Commitments. The Borrower may, at any time and from time to time, reduce the Letter of Credit Commitment of any Issuing Bank with the consent of such Issuing Bank (not to be unreasonably withheld); provided that the Borrower shall not reduce the Letter of Credit Commitment of any Issuing Bank if, after giving effect of such reduction, the conditions set forth in clauses (i) through (iii) above shall not be satisfied.
(c)Expiration Date. Each Letter of Credit shall expire (or be subject to termination by notice from the Issuing Bank to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the then current Maturity Date for the Revolving Credit Facility, provided that a Letter of Credit may have an expiration date beyond such date, so long as (a) the expiration of the Letter of Credit is not later than twelve (12) months after the then current Maturity Date for the Revolving Credit Facility, (b) the Letter of Credit is approved by all Lenders or secured by cash collateral in a manner reasonably satisfactory to the Administrative Agent and the Issuing Lender (provided that if the Lenders approve the issuance of such Letter of Credit without cash collateral, such cash collateral shall be required at the then current Maturity Date for the Revolving Credit Facility if the Letter of Credit is still outstanding), and (iii) Lenders have received payment of all fees otherwise payable in connection with Letters of Credit with expiry dates occurring on or prior to five Business Days before the then current Maturity Date of the Revolving Credit Facility; provided further that any Letter of

Credit with a one year term may provide (if acceptable to the Issuing Bank) for the automatic renewal thereof for additional one year periods (which shall in no event extend beyond the date referred to in clause (ii) above).

(d)Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
(e)Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, Minneapolis time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Minneapolis time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Minneapolis time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Minneapolis time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR

Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f)Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(g)Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower in writing or by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.
(h)Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such

LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the reimbursement is due and payable at the rate per annum then applicable to ABR Revolving Loans and such interest shall be due and payable on the date when such reimbursement is payable; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i)	Replacement of the Issuing Bank.
(i)~~Replacement of the Issuing Bank.~~ The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(c). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(ii)Subject to the appointment and acceptance of a successor Issuing Bank, any Issuing Bank may resign as an Issuing Bank at any time by giving 30 days’ prior notice to the Administrative Agent, the Lenders and the Borrower, in which case such resigning Issuing Bank shall be replaced in accordance with Section 2.06(i)(i) above.
(j)Cash Collateralization.If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than fifty-one percent (51%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon as of such date; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII, and upon the maturity of Loans, whether by acceleration or lapse of time. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing at least fifty-one percent (51%) of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

(k)Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that by its terms (or the terms of any agreement related thereto between the Borrower (or any Subsidiary) and the Issuing Bank) provides for one or more automatic increases or decreases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases or decreases, whether or not such maximum stated amount is in effect at such time.
(l)Limitations on Issuance. Notwithstanding anything to the contrary contained herein, no Issuing Bank shall be under any obligation to issue any Letter of Credit if any order, judgment or decree of any Governmental Authority or arbitrator having jurisdiction over such Issuing Bank shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any Law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the date hereof, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable as of the date hereof and which such Issuing Bank in good faith deems material to it.
(m)Applicability of ISP and UCP; Limitation of Liability. Unless otherwise expressly agreed by the applicable Issuing Bank and the Borrower when a Letter of Credit is issued by such Issuing Bank, (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit.

SECTION 2.07.Funding of Borrowings.

(a)Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Minneapolis time for SOFR Loans and 1:00 p.m. for ABR Loans, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that ABR

Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

(b)Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to the applicable Borrowing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.

SECTION 2.08.Interest Elections.

(a)Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a SOFR Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b)To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or in writing by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly in writing to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.
(c)Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
(i)the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)	the effective date of the election made pursuant to such Interest Election

Request, which shall be a Business Day;

(iii)whether the resulting Borrowing is to be an ABR Borrowing or a SOFR Borrowing; and
(iv)if the resulting Borrowing is a SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d)Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)If the Borrower fails to deliver a timely Interest Election Request with respect to a SOFR Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a SOFR Borrowing with a one month Interest Period. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a SOFR Borrowing and (ii) unless repaid, each SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.09.Termination and Reduction of Commitments.

(a)Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Credit Maturity Date and the Initial Term Loan Commitments shall terminate upon the Initial Term Loan Commitment Expiration Date. The 2028 Term Commitments shall terminate in full on the Second Amendment Effective Date after giving effect to the funding of the 2028 Term Loans on such date.
(b)The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the Revolving Credit Exposures would exceed the total Revolving Commitments; provided, however, the Borrower may not reduce the aggregate amount of the Revolving Commitments below $25,000,000 pursuant to this Section unless the Borrower is terminating the Revolving Commitments in full.
(c)The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Revolving Lenders in accordance with their respective Revolving Commitments.

SECTION 2.10.Repayment of Loans; Evidence of Debt.

(a)The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Revolving Credit Maturity Date and the unpaid principal amount of each Term Loan on the applicable Term Facility Maturity Date.
(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(c)The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and

(iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(e)Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form attached hereto as Exhibit F-1 for notes evidencing Revolving Loans and Exhibit F-2 for notes evidencing Term Loans (each a “Note”). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.11.Prepayment of Loans.

(a)The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section.

(b)The Borrower shall notify the Administrative Agent by telephone or in writing of any prepayment hereunder (i) in the case of prepayment of a SOFR Revolving Borrowing or SOFR Term Borrowing, not later than 11:00 a.m., Minneapolis time, on the date of prepayment, or (ii) in the case of prepayment of an ABR Revolving Borrowing or ABR Term Borrowing, not later than 11:00 a.m., Minneapolis time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice relating to (x) a Revolving Borrowing, the Administrative Agent shall advise the Revolving Lenders of the contents thereof and (y) a Term Borrowing, the Administrative Agent shall advise the applicable Term Lenders of the contents thereof.Each partial prepayment of any Revolving Borrowing or Term Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing or Term Borrowing of the same Type as provided in Section 2.02.Each prepayment of a Revolving Borrowing or Term Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13.

SECTION 2.12.Fees.

(a)During the period from and including the Effective Date to, but excluding, the earlier of (x) the Applicable Rate – Rating Effectiveness Date and (y) the date on which the Revolving Commitment terminates, subject to adjustment in accordance with Section 2.20, the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender, an unused fee, which shall accrue at the Unused Fee Rate on the daily amount of the difference between the Revolving Commitment of such Lender and the sum of (i) the outstanding principal balance of such Lender’s Revolving Loans and

(ii) such Lender’s LC Exposure. The Unused Fee Rate shall be calculated on a daily basis, and accrued unused fees shall be payable quarterly in arrears on the last day of each March, June, September and December of each year occurring during such period and on the earlier of (x) the Applicable Rate – Rating Effectiveness Date and (y) the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All unused fees shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)During the period from and including the Applicable Rate – Rating Effectiveness Date to, but excluding, the date on which the Revolving Commitment terminates, subject to adjustment in accordance with Section 2.20, the Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender, a facility fee equal to the daily aggregate amount of the Revolving Commitment of such Lender (whether or not utilized) multiplied by a rate per annum equal to the Applicable Facility Fee. Such facility fee shall be computed on a daily basis and payable quarterly in arrears on the last day of each March, June, September and December of each year occurring during such period and on the date on which the Revolving Commitment terminates, commencing on the first such date to occur after the Applicable Rate – Rating Effectiveness Date.  The facility fee shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c)The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to SOFR Revolving Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the fifth day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees (collectively, “Letter of Credit Fees”) shall be computed on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed.
(d)For the period commencing on June 30, 2022 and ending on and including the Initial Term Loan Commitment Expiration Date, the Borrower agrees to pay to the Administrative Agent, for the account of each Initial Term Lender, a ticking fee, which shall accrue at the rate of 0.15% per annum on the average daily undrawn amount of such Term Lender’s Initial Term Loan Commitment during such period. Accrued ticking fees shall be payable in arrears on the last day of each March, June, September and December occurring during such period and on the Initial Term Loan Commitment Expiration Date. All ticking fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(e)The Borrower agrees to pay to the Administrative Agent and the Joint Lead Arrangers, for their own respective accounts, fees payable in the amounts and at the times specified in the applicable Fee Letters, and such other fees as may separately be agreed upon between the Borrower and the Administrative Agent.
(f)All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of unused fees and participation and ticking fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

SECTION 2.13.Interest.

(a)The Loans comprising each ABR Borrowing shall bear interest at the Base Rate plus the Applicable Rate.
(b)The Loans comprising each SOFR Borrowing shall bear interest at Adjusted Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, two percent (2%) plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, two percent (2%) plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.
(d)Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments in accordance with the terms hereof; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period for the Revolving Credit Facility), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any SOFR Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(e)All computations of interest for ABR Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year), including the first day but excluding the last day. The applicable Base Rate and Adjusted Term SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
(f)If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the Issuing Bank, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Bank), an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Bank, as the case may be, under clause (b) above or under Article VII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder for a period of one hundred eighty (180) days.

(g)In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.

SECTION 2.14.Changed Circumstances.

(a)Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a SOFR Loan or a conversion to or continuation thereof or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Adjusted Term SOFR for the applicable Interest Period with respect to a proposed SOFR Loan on or prior to the first day of such Interest Period or (ii) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and, in the case of clause (ii), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to or continue any Loan as a SOFR Loan, shall be suspended (to the extent of the affected SOFR Loans or the affected Interest Periods) until the Administrative Agent (with respect to clause (ii), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or the affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans in the amount specified therein and (B) any outstanding affected SOFR Loans will be deemed to have been converted into ABR Loans at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.14.
(b)Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any SOFR Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders (an “Illegality Notice”). Thereafter, until each affected Lender notifies the Administrative Agent and the Administrative Agent notifies the Borrower that the circumstances giving rise to such determination no longer exist, (i) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to convert any Loan to a SOFR Loan or continue any Loan as a SOFR Loan, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to ABR Loans (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such SOFR Loans to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 2.14.

(c)	Benchmark Replacement Setting.
(i)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.14(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date.
(ii)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(iii)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.14(c)(iv). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14(c).
(iv)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans and (B) any outstanding affected SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.

SECTION 2.15.Increased Costs.

(a)	If any Change in Law shall:
(i)impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the FRB, as amended and in effect from time to time)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or advances, loans or other credit extended or participated in by, any Lender or the Issuing Bank;
(ii)impose on any Lender or the Issuing Bank any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; or
(iii)subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, the Issuing Bank or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, the Issuing Bank or such other Recipient hereunder (whether of principal, interest or otherwise), then, upon the request of such Lender,

Issuing Bank or Recipient, the Borrower will pay to such Lender, the Issuing Bank or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the Issuing Bank or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered (provided that the determination of such additional amounts shall be made in good faith and consistent with similarly situated customers of the applicable Lender or the Issuing Bank under agreements having provisions similar to this Section 2.15 after consideration of such factors as such Lender or the Issuing Bank then reasonably determines to be relevant), and provided further, that for the avoidance of doubt, that this Section 2.15 shall not apply with respect to any Taxes for which a Loan Party has an indemnification obligation under Section 2.17.

(b)If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered (provided that the determination of such additional amounts shall be made in good faith and consistent with similarly situated customers of the applicable Lender or the Issuing Bank under agreements having provisions similar to this Section 2.15 after consideration of such factors as such Lender or the Issuing Bank then reasonably determines to be relevant).
(c)	Intentionally Omitted.
(d)A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a), (b) or (c) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(e)Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than one hundred eighty (180) days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the

180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.16.Break Funding Payments. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(b) and is revoked in accordance therewith), or (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.17.Payments Free of Taxes.

(a)Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(b)Payment of Other Taxes by the Borrower. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.
(c)Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)Indemnification by the Borrower. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, and without duplication of any amounts with respect to which payments were increased under Section 2.17(a). A certificate setting forth in reasonable detail a calculation as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) (it being understood and agreed by the Loan Parties that the insufficiency of any such calculation or the details thereof shall not relieve the Loan Parties of any obligations under this Section), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).
(f)	Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), properly completed and executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax;

(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent two copies (or such other number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, properly completed and executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, properly completed and executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)properly completed and executed originals of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit C-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or W-8BEN-E, as applicable; or
(4)to the extent a Foreign Lender is not the beneficial owner, properly completed and executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g)Treatment of Certain Refunds.If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority other than due to the failure of the indemnified party to comply with applicable law) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.
(i)Defined Terms. For purposes of this Section 2.17, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

SECTION 2.18.Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a)The Borrower shall make each payment to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Minneapolis time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at the address set forth in Section 9.01, except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.
(b)If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
(c)If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d)Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
(e)If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash collateral for, and application to, any future funding obligations of such Lender under any such Section, in the case of each of clause (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.

SECTION 2.19.Mitigation Obligations; Replacement of Lenders.

(a)If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)If (i) any Lender requests compensation under Section 2.15, (ii) the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) any Lender becomes a Defaulting Lender, or (iv) any Lender has failed to consent to a proposed amendment, waiver, discharge or termination that under Section 9.02 requires the consent of all the Lenders (or all the affected Lenders) and with respect to which the Required Lenders shall have granted their consent, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 or 2.17) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) if such assignee is not a Lender, the

Borrower shall have received the prior written consent of the Administrative Agent (and if a Commitment is being assigned, the Issuing Bank), which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments, and (D) in the case of any such assignment and delegation resulting from the failure to provide a consent, the assignee shall have given such consent and, as a result of such assignment and delegation and any contemporaneous assignments and delegations and consents, the applicable amendment, waiver, discharge or termination can be effected. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.20.Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a)(i) fees shall cease to accrue on the Commitment of such Defaulting Lender pursuant to Section 2.12(a) and Section 2.12(d), and (ii) each Defaulting Lender shall be entitled to receive fees pursuant to Section 2.12(b) for any period during which such Lender is a Defaulting Lender only to extent allocable to the sum of (1) the outstanding principal amount of the Revolving Loans funded by it, and (2) its Applicable Percentage with respect to the Revolving Credit Facility of the stated amount of Letters of Credit for which it has provided cash collateral as and when required pursuant to Section 2.20(c)(ii) below;
(b)the Commitment, Revolving Credit Exposure, and outstanding Term Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders, Required Revolving Lenders, or Required Term Lenders have taken or may take any action hereunder or under any other Loan Document (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby;
(c)if any LC Exposure exists at the time such Lender becomes a Defaulting Lender then:
(i)all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Revolving Lenders in accordance with their respective Applicable Percentages but only (x) to the extent that such reallocation does not, as to any non-Defaulting Revolving Lender, cause such non-Defaulting Revolving Lender’s Revolving Credit Exposure to exceed its Revolving Commitment and (y) if the conditions set forth in Section 4.02 are satisfied at such time;
(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within five (5) days following notice by the Administrative Agent cash collateralize for the benefit of the Issuing Bank that portion of such Defaulting Lender’s LC Exposure that has not been reallocated pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(j) for so long as such LC Exposure is outstanding, provided that the Borrower shall be permitted to use Revolving Loans to make such prepayment or to post such cash collateral;

(iii)if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(c) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;
(iv)if any portion of the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(c) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and
(v)if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all facility fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(c) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized; and
(d)Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Defaulting Lender that is a Revolving Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks; third, in the case of a Defaulting Lender that is a Revolving Lender, to cash collateralize the Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.20(c)(ii) above; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to

(x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and/or (y) in the case of a Defaulting Lender that is a Revolving Lender, cash collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.20(h) below; sixth, to the payment of any amounts owing to the Lenders and/or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (1) such payment is a payment of the principal amount of any Loans or funded participations in Letters of Credit in respect of which such Defaulting Lender has not fully funded its appropriate share, and (2) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and funded participations in Letters of Credit owed to, all non-Defaulting Revolving Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or funded participations in Letters of Credit owed to, such Defaulting Lender until such time as all Revolving Loans and, as applicable, funded and unfunded participations in the aggregate LC Exposure of the Revolving Lenders are held by the Revolving Lenders pro rata in accordance with their respective Applicable Percentages (determined without giving effect to Section 2.20(c)(i) above), and all Term Loans of any given Class are held by the Term Lenders in respect of such Class pro rata in accordance with their respective Applicable Percentages (determined without giving effect to Section 2.20(c)(i) above), in each such case, as if there had been no Defaulting Lenders. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(e)So long as such Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the then outstanding LC Exposure of such Defaulting Lender will be one hundred percent (100%) covered by the Revolving Commitments of the non-Defaulting Revolving Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.20(c), and LC Exposure related to any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Revolving Lenders in a manner consistent with Section 2.20(c)(i) (and such Defaulting Lender shall not participate therein).
(f)If (i) a Bankruptcy Event with respect to a Lender Parent shall occur following the date hereof and for so long as such event shall continue or (ii) the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit and such Lender is not contesting those funding obligations, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Issuing Bank shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Issuing Bank to defease any risk to it in respect of such Lender hereunder.
(g)In the event that the Administrative Agent, the Borrower, and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.
(h)Cash collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposure shall no longer be required to be held as cash collateral pursuant to Section 2.20(c)(ii) above following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and the Issuing Banks that there exists excess cash collateral; provided that, subject to the immediately preceding subsection (d), the Person providing cash collateral and the applicable Issuing Banks may (but shall not be obligated to) agree that cash collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such cash collateral was provided by the Borrower, such cash collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

SECTION 2.21.Extension of Revolving Credit Facility Maturity Date and 2028 Term Facility Maturity Date.

(a)Requests for Extension. The Borrower ~~shall have the right, exercisable two times, to extend the current Revolving Credit Maturity Date in effect as of the date each such right is exercised by one year. The Borrower may exercise each such extension option only by written~~may by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than one hundred twenty (120) days and not later than thirty

(30) days prior to the ~~then current~~original Revolving Credit Facility Maturity Date request that the Revolving Credit Facility Maturity Date be extended to March 11, 2030, and the Revolving Credit Facility Maturity Date shall be so extended ~~for one year~~ upon satisfaction of the conditions set forth in Section 2.21(b) below. The Borrower may by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than one hundred twenty (120) days and not later than thirty (30) days prior to the original 2028 Term Facility Maturity Date request that the 2028 Term Facility Maturity Date be extended to March 11, 2029 (the “First Extended 2028 Term Facility Maturity Date”), and the 2028 Term Facility Maturity Date shall be so extended upon satisfaction of the conditions set forth in Section 2.21(b) below. Following the successful extension of the original 2028 Term Facility Maturity Date to the First Extended 2028 Term Facility Maturity Date, the Borrower may by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than one hundred twenty (120) days and not later than thirty (30) days prior to the First Extended 2028 Term Facility Maturity Date request that the 2028 Term Facility Maturity Date be extended to March 11, 2030, and the 2028 Term Facility Maturity Date shall be so extended upon satisfaction of the conditions set forth in Section 2.21(b) below.

(b)Conditions to Effectiveness of Extension. As a condition precedent to ~~each~~any such extension, the Borrower shall (i) pay to Administrative Agent for the pro rata benefit of the ~~Revolving~~applicable Lenders, an extension fee equal to 0.125% (12.5 basis points) of (x) in the case of an extension of the Revolving Credit Facility Maturity Date, the aggregate Revolving Commitments at the time of such extension, payable on the then current Revolving Credit Facility Maturity Date, and (y) in the case of an extension of the 2028 Term Facility Maturity Date, the aggregate principal amount of 2028 Term Loans outstanding at the time of such extension, payable on the then current 2028 Term Facility Maturity Date, and (ii) deliver to the Administrative Agent a certificate of each Loan Party dated as of the then current Revolving Credit Facility Maturity Date or 2028 Term Facility Maturity Date, as applicable, signed by a Financial Officer of such Loan Party (iA) approving or consenting to such extension (and attaching resolutions adopted by such Loan Party approving or consenting to such extension to the extent required under such Loan Party’s organizational documents) and (~~ii~~B) in the case of the Borrower, certifying that, immediately before and after giving effect to such extension, (~~A~~1) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects (~~expect~~except to the extent such ~~representation~~representations and warranties are qualified by materiality, ~~material adverse effect or words or phrases of similar import,~~ in which case they shall be true and ~~correction~~correct in all respects) on and as of the then current Revolving Credit Facility Maturity Date or 2028 Term Facility Maturity Date, as applicable, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall have been true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.21, the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01, (~~B~~2) Borrower is in compliance with all of the financial covenants set forth in Section 6.11 based on the most recently delivered quarterly financial statements pursuant to the terms hereof, (~~C~~3) no Default or Event of Default exists and (~~D~~4) each Guarantor provides Administrative Agent with an affirmation and consent, in form and substance reasonably acceptable to Administrative Agent.

SECTION 2.22.Increase in Commitments.

(a)Request for Increase. Provided there exists no Default or Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the aggregate Commitments to an amount (for all such requests) not exceeding an aggregate total of

$~~2,300,000,000~~2,900,000,000 for all ~~such~~ Commitments and Loans (without duplication); provided that any such request for an increase shall be in a minimum amount of

$25,000,000, or such other amount as may be agreed upon by Borrower and Administrative Agent. Each request shall specify whether it is for an increase of the Revolving Credit Facility or Term Facility. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders) as to whether it intends to seek approval for increasing its Commitment.

(b)Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase for the Revolving Credit Facility and/or Term Facility, as the case may be. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. No Lender shall have any obligation to increase its Commitment.
(c)Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, and the Issuing Bank (which approvals shall not be unreasonably withheld), the Borrower may also invite additional assignees that are not Ineligible Institutions to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel, provided the consent of the Issuing Banks shall only be required for additional assignees for the Revolving Credit Facility.
(d)Effective Date and Allocations. If the aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e)Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Financial Officer of such Loan Party (x) by such Loan Party approving or consenting to such increase (and attaching resolutions adopted by such Loan Party approving or consenting to such increase to the extent required under such Loan Party’s organization documents), and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality, material adverse effect or words or phrases of similar import, in which case such representations and warranties so qualified shall be true and correct in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes of this Section 2.22, the representations and warranties contained in Section 3.04 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 and (B) no Default exists. In connection with an increase to the Revolving Credit Facility, the Borrower shall prepay any Revolving Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.16)) to the extent necessary to keep the outstanding Revolving Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Revolving Commitments under this Section.
(f)Conflicting Provisions. This Section shall supersede any provisions in Section 2.18 or 9.02 to the contrary.

SECTION 2.23.Addition and Removal of Unencumbered Properties.

(a)Addition of Unencumbered Properties.Subject to Section 5.11, the Borrower may at any time and from time to time designate additional Unencumbered Properties meeting the definition of Unencumbered Properties by providing (x) an updated Schedule 3.13, (y) the appropriate Subsidiary Guarantees (if required pursuant to Section 5.11) and (z) information regarding the new Subsidiary Guarantor that is reasonably required under the Act (as defined in Section 9.17) and similar “know your customer” requirements of the Lenders, at which time such additional Unencumbered Properties shall be included for purposes of determining the Borrower’s compliance with the Borrowing Base Covenants and the amount that may be borrowed hereunder. Borrower shall be deemed to have made each of the representations and warranties in Section 3.13 (a) through (j) with respect to each Unencumbered Property being designated. At the time Borrower designates an additional Unencumbered Property it shall also provide an updated calculation of the maximum amount that is available to be drawn hereunder, which shall be in form substantially similar to the availability calculation furnished to Lenders on or prior to the date of the first Loan made hereunder, it being acknowledged that financial data presented for existing Unencumbered Properties included in the last quarterly reporting package will be presented based on information included therein and financial data for other Unencumbered Properties shall be based on calculations described within the definition of Unencumbered Property NOI.
(b)Removal of Unencumbered Properties. The Borrower may at any time and from time to time remove Unencumbered Properties by providing an updated Schedule 3.13 reflecting which Properties will no longer constitute Unencumbered Properties; provided that in connection therewith Borrower shall demonstrate to

Administrative Agent that following removal of such Unencumbered Property that the Borrower continues to comply with Sections 6.12(a), (b) and (c) (based on the information as of the prior quarter) and provided Borrower complies with Section 6.12(a), (b) and (c) (based on the information as of the prior quarter) and there is no Event of Default at such time, such Property shall no longer constitute an Unencumbered Property for purposes hereof. If a Subsidiary Guarantor no longer owns any Unencumbered Property (including as a result of a Property ceasing to be an Unencumbered Property), then such Subsidiary Guarantor shall automatically be released from the Guaranty and shall cease to be a Guarantor subject to and in accordance with Section 5.11. Borrower shall be deemed to have made each of the representations and warranties in Section 3.13 with respect to the remaining Unencumbered Properties as of the time each Unencumbered Property is removed.

SECTION 2.24.Funds Transfer Disbursements. The Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in the Disbursement Instruction Agreement.

ARTICLE IIIRepresentations and Warranties

The Borrower represents and warrants to the Lenders that:

SECTION 3.01.Organization; Powers. Each of the Loan Parties are duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02.Authorization; Enforceability. The Transactions are within the partnership or other organizational powers of each of the Loan Parties and have been duly authorized by all necessary partnership or other organizational action and, if required, partner or member action. This Agreement and each other Loan Document has been duly executed and delivered by the applicable Loan Parties and constitutes a legal, valid and binding obligation of such Loan Parties, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03.Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except with respect to notices which have already been given or where the failure to obtain any of the foregoing would not have a Material Adverse Effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents any of the Loan Parties or any order of any Governmental Authority, the violation of would have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any of the Loan Parties or its assets, or give rise to a right thereunder to require any payment to be made by any of the Loan Parties, which would reasonably be expected to have a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of the Loan Parties if the breach of the foregoing would reasonably be expected to have a Material Adverse Effect.

SECTION 3.04.Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders equity and cash flows of the Trust and its Subsidiaries as of and for the fiscal year ended December 31, 2021, certified by a Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Trust and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes.

(b)  Since the date of the most recent audited Financial Statements delivered by Borrower, there has been no event or circumstance, that has had a Material Adverse Effect.

SECTION 3.05.Properties. (a) Each of the Trust, Borrower and each Subsidiary has good title to, or valid leasehold interests in, all its real property material to its business, except for defects in title that would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Unencumbered Property is subject to any Liens, other than Permitted Encumbrances that are allowed by the definition of Unencumbered Property.

(b) Each of the Trust, Borrower and any Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such failure to own or license or such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.06.Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower after due and diligent investigating, threatened against or affecting the Trust, Borrower or any of their Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

(b)Except for the Disclosed Matters and except with respect to any matter or events described in (i) through (iii) below that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, neither the Trust, Borrower nor any of their Subsidiaries

(i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability.

(c)Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in a Material Adverse Effect.

SECTION 3.07.Compliance with Laws and Agreements. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.08.Investment Company Status. None of the Borrower, any Person controlling the Borrower, nor any Subsidiary is required to be registered as an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09.Taxes. Each of the Trust, the Borrower and their Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Trust, Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10.ERISA.

(a)Neither Borrower nor any Guarantor is an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA ("Plan Assets"), and (ii) assuming that no portion of the assets used by any Lender in connection with the transactions contemplated under the Loan Documents constitutes Plan Assets, none of the transactions contemplated by this Agreement (x) violate any applicable governmental law substantially similar to Section 406 of ERISA or Section 4975 of the Code (such law, “Similar Law”) or (y) constitute a nonexempt prohibited transaction (as such term is defined in Section 4975(c)(1)(A)-(D) of the Code or Section 406(a) of ERISA) that could, in the case of clause (x) or (y), subject the Administrative Agent or any of the Lenders to any material tax or penalty or prohibited transactions imposed under Section 502(i) of ERISA, Section 4975 of the Code or applicable Similar Law.
(b)Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws and (ii) each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination, opinion or advisory letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by, or shall be timely submitted to, the Internal Revenue Service, and, to the best knowledge of the Borrower, nothing has occurred that would prevent or cause the loss of such tax-qualified status.
(c)There are no pending or, to the knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or would reasonably be expected to result in a Material Adverse Effect.
(d)Except as would not reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred, and the Borrower is not aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event with respect to any Plan; (ii) the Borrower and each ERISA Affiliate has met all applicable requirements under the Pension Funding Rules in respect of each Plan, and to the knowledge of the Borrower, no waiver of the minimum funding standards under the Pension Funding Rules has been applied for or obtained; (iii) as of the most recent valuation date for any Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) was sixty percent (60%) or higher and the Borrower does not know of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such Plan to drop below sixty percent (60%)

as of the most recent valuation date; (iv) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and to the knowledge of the Borrower, there are no premium payments with respect to any Plan which have become due that are unpaid; (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that would be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Plan has been terminated by the plan administrator thereof nor by the PBGC, and to the knowledge of the Borrower, no event or circumstance has occurred or exists that would reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Plan; provided, however, that, for purposes of this 3.10(c), “knowledge of the Borrower” shall mean the actual knowledge of the Borrower after making reasonable due and diligent inquiries of each ERISA Affiliate; provided, further, that, on any date, the Borrower shall be deemed to have made such reasonable due and diligent inquiry as to any such ERISA Affiliate as of such date if it has made such inquiry within ninety (90) days of such date (it being acknowledged that Borrower’s failure to conduct such inquiry shall not, by itself, constitute a breach of this representation or the Agreement as a whole).

SECTION 3.11.Disclosure. The Borrower has disclosed to the Administrative Agent all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. As of the Effective Date, none of the other reports, certificates or other information (other than projected financial information and other information of a general economic or industry-specific nature), in each case furnished in writing by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered by or on behalf of the Borrower hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that (i) as to written information supplied by third parties, the Borrower represents only that it has no actual knowledge of any material misstatement or omission therein, and (ii) with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to have been reasonable at the time such information was prepared (it being recognized by the Administrative Agent and the Lenders that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results and the differences may be material).

SECTION 3.12.Anti-Corruption Laws and Sanctions.(i) None of (x) the Trust, the Borrower or any Subsidiary of the Trust or the Borrower or (y) to the knowledge of the Trust, the Borrower or any such Subsidiary, (1) any of their respective directors, officers, employees or controlled Affiliates or (2) any agent or representative of the Trust, the Borrower or any of their respective Subsidiaries that will act in any capacity in connection with or benefit from any Loan or any other extension of credit made under the Loan Documents, (A) is a Sanctioned Person or currently the subject or target of any Sanctions, (B) has its assets located in a Sanctioned Country, (C) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (D) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws. Each of the Trust, the Borrower and any of their respective Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Trust, the Borrower and such Subsidiaries and their respective directors, officers, employees, agents and controlled Affiliates with Sanctions and the Anti-Corruption Laws. Each of the Trust, the Borrower and any of their respective Subsidiaries, and to the knowledge of the Borrower, (aa) each director, officer, employee and controlled Affiliate of the Trust, the Borrower and each such Subsidiary and (bb) each agent of the Trust, the Borrower or any of their respective Subsidiaries that will act in any capacity in connection with or benefit from any Loan or any other extension of credit made under the Loan Documents, is in compliance with the Anti-Corruption Laws in all material respects.

(ii)No use of proceeds of any Borrowing or any Letter of Credit have been used by any Loan Party, to the knowledge of any Loan Party, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, including any payments (directly or indirectly) to a Sanctioned Person or a Sanctioned Country or (iii) directly, or to the knowledge of any Loan Party, indirectly, in any manner that will result in any violation of any Anti-Corruption Law or applicable Sanctions.

SECTION 3.13.Unencumbered Properties. Schedule 3.13 hereto contains a complete and accurate description of Unencumbered Properties designated by the Borrower to constitute Unencumbered Properties hereunder as of the Effective Date and as supplemented from time to time in connection with the delivery of the certificate required under Section 5.01(d) hereof or as set forth in Section 2.23 and upon the inclusion or removal of a Property as an Unencumbered Property for purposes of the Borrowing Base Covenants, including the entity that owns each Unencumbered Property. With respect to each Property identified from time to time as an Unencumbered Property, Borrower hereby represents and warrants as follows except to the extent disclosed in writing to the Lenders and approved by the Required Lenders (which approval shall not be unreasonably withheld):

(a)No portion of any improvement on the Unencumbered Property is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower or the applicable Subsidiary, to the extent the same is available on commercially reasonable terms, has obtained and will maintain insurance coverage for flood and other water damage in the amount of the replacement cost of the improvements at the Unencumbered Property.
(b)To the Borrower’s knowledge, the Unencumbered Property and the present use and occupancy thereof are in material compliance with all applicable zoning ordinances (without reliance upon adjoining or other properties), building codes, land use and Environmental Laws (“Applicable Laws”).
(c)Except to the extent not completed on Assets Under Development and Land, the Unencumbered Property is served by all utilities required for the current use thereof, all utility service is provided by public utilities and the Unencumbered Property has accepted or is equipped to accept such utility service.
(d)Except to the extent not completed on Assets Under Development and Land, all roads and streets necessary for service of and access to the Unencumbered Property for the current use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.
(e)Except to the extent not completed on Assets Under Development and Land, the Unencumbered Property is served by public water and sewer systems or, if the Unencumbered Property is not serviced by a public water and sewer system, such alternate systems are adequate and meet, in all material respects, all requirements and regulations of, and otherwise complies in all material respects with, all Applicable Laws with respect to such alternate systems.

(f)Borrower is not aware of any material latent or patent structural defect in the Unencumbered Property. The Unencumbered Property is free of damage and waste that would materially and adversely affect the value of the Unencumbered Property (other than any casualty loss being handled in accordance with the Loan Documents or condemnation proceedings being handled in accordance with Loan Documents) and is in adequate repair for its intended use. The Unencumbered Property is free from material damage caused by fire or other casualty (other than any casualty loss being handled in accordance with the Loan Documents). There is no pending or, to the actual knowledge of Borrower, threatened condemnation proceedings affecting the Unencumbered Property, or any material part thereof, in each case that would materially detract from the value of such Unencumbered Property, impair the use or operation thereof, or interfere with the ordinary conduct of business of the Borrower or any Subsidiary.
(g)Except to the extent not completed on Assets Under Development and Land, to Borrower’s knowledge, all liquid and solid waste disposal, septic and sewer systems located on the Unencumbered Property are in a condition and repair adequate for its intended use and, to Borrower’s knowledge, in material compliance with all Applicable Laws with respect to such systems or with respect to any Unencumbered Property will be upon completion of such Unencumbered Property.
(h)All improvements on the Unencumbered Property lie within the boundaries and building restrictions of the legal description of record of the Unencumbered Property other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Property, no such improvements encroach upon easements benefiting the Unencumbered Property other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Property and no improvements on adjoining properties encroach upon the Unencumbered Property or easements benefiting the Unencumbered Property other than encroachments that do not materially adversely affect the use or occupancy of the Unencumbered Property. All access routes that materially benefit the Unencumbered Property are available to Borrower or the applicable Subsidiary of the Borrower, constitute permanent easements that benefit all or part of the Unencumbered Property or are public property, and the Unencumbered Property, by virtue of such easements or otherwise, is contiguous to a physically open, dedicated all weather public street, and has any necessary permits for ingress and egress.
(i)There are no material delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, or other outstanding charges affecting the Unencumbered Property except to the extent such items are being contested in good faith and as to which adequate reserves have been provided.
(j)Each Unencumbered Property satisfies each of the requirements set forth in the definition of “Unencumbered Property”.

A breach of any of the representations and warranties contained in this Section 3.13 with respect to a Property shall disqualify such Property from being an Unencumbered Property for so long as such breach continues (unless otherwise approved by the Required Lenders) but shall not constitute a Default or an Event of Default (unless the elimination of such Property as an Unencumbered Property results in a Default or Event of Default under one of the other provisions of this Agreement).

SECTION 3.14.Subsidiaries; Equity Interests. As of the Effective Date, Schedule 3.14 sets forth the direct owners of outstanding Equity Interests in each Subsidiary Guarantor and such Equity Interests have been validly issued, are, to the extent applicable, fully paid and nonassessable and are owned by such owner free and clear of all Liens, other than Permitted Encumbrances. At least seventy percent (70%) of the Equity Interests in Borrower are owned by the Trust.

SECTION 3.15.REIT Status. The Trust is qualified or has elected status as a real estate investment trust under Section 856 of the Code and currently is in compliance in all material respects with all provisions of the Code currently applicable to the qualification of the Trust as a real estate investment trust, and with respect to any qualification requirements not yet applicable, will be in compliance with those qualification requirements when applicable.

SECTION 3.16.No Default. No Default or Event of Default has occurred and is continuing.

SECTION 3.17.Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification (if such certification was required to be delivered by the Administrative Agent) is true and correct in all respects.

SECTION 3.18.Affected Financial Institution. No Loan Party is an Affected Financial Institution.

ARTICLE IVConditions

SECTION 4.01.Effective Date of Obligations to Make Loans. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Agreement.
(b)The Administrative Agent (or its counsel) shall have received from each Guarantor either (i) a counterpart of the Consent, Reaffirmation and Agreement attached to this Agreement relating to the Guaranty previously executed and delivered by such Guarantor or (ii) written evidence satisfactory to the Administrative Agent that such Guarantor has signed a counterpart of such Consent, Reaffirmation and Agreement.
(c)	[Reserved].
(d)The Administrative Agent (or its counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Bryan Cave Leighton Paisner LLP, counsel for the Borrower, covering such matters relating to the Loan Parties, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion.
(e)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(f)	[Reserved].
(g)The Administrative Agent shall have received a certificate, dated as of the Effective Date, and signed by a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02, and containing a pro forma calculation of the financial covenants set forth in Section

6.11 and the Borrowing Base Covenants (which pro forma calculations may, in each case, take into account, among other things, the straight line rent treatment of any free rent periods for all leases that have commenced as of the Effective Date), in each case for the fiscal quarter of Borrower ending December 31, 2021.

(h)The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(i)All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the Transactions and the continuing operations of the Borrower and the Guarantors shall have been obtained and be in full force and effect.
(j)The Lenders shall have received the Trust’s audited financial statements, dated December 31, 2021, in form and substance reasonably satisfactory to the Administrative Agent.
(k)The Lenders shall have received all information regarding the Borrower and the Trust that is reasonably required under the Patriot Act and similar “know your customer” requirements of the Lenders.
(l)If Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then Borrower shall deliver to the Administrative Agent at least three (3) days prior to the Effective Date, in form and substance satisfactory to the Administrative Agent, a Beneficial Ownership Certification.
(m)Administrative Agent shall have received a completed and executed Disbursement Instruction Agreement, dated as of the Effective Date, in the form attached hereto as Exhibit B.
(n)Administrative Agent shall have received evidence that all fees owing by the Loan Parties under the Existing Agreement have been paid in full.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 3:00 p.m., Minneapolis time, on March 31, 2022 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

SECTION 4.02.Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a)The representations and warranties of the Borrower set forth in this Agreement shall be true and correct in all material respects (except to the extent qualified by materiality, material adverse effect or words or phrases of similar import, in which case such representations and warranties so qualified shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent that such representations or warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.
(b)At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.
(c)Borrower shall have provided to the Administrative Agent a replacement Disbursement Instruction Agreement, to the extent that a Borrowing is to be disbursed in any manner other than as described in the Disbursement Instruction Agreement then in effect.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.

ARTICLE VAffirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01.Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent (and the Administrative Agent shall deliver to the Lenders promptly following receipt from the Borrower unless such deliveries are posted on an Electronic System to which the Lenders have access):

(a)within one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited (as to the Trust only) consolidated balance sheet and related statements of income and retained earnings and cash flows of the Consolidated Group as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification, commentary, or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b)within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the unaudited consolidated balance sheet and related statements of income and retained earnings and cash flows of the Consolidated Group as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (if available), all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(c)concurrent with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate executed by a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.11 and 6.12, and (iii) stating whether any material change in GAAP or in the application thereof has occurred since the date of the most recent audited Financial Statements delivered by Borrower that affects the Financial Statements, and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(d)concurrent with the annual and quarterly financial statements required under clauses (a) and (b) above, a schedule of the Unencumbered Properties comprising the Total Unencumbered Property Pool Value, summarizing Unencumbered Property NOI;
(e)promptly after the same become publicly available, upon request of Administrative Agent copies of all material periodic and other reports, registration statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be;
(f)prior to the first (1st) day of February in each fiscal year of the Borrower ending prior to the Maturity Date, projected balance sheets, operating statements, profit and loss projections and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma calculations required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Section 6.11 and at the end of each fiscal quarter of the next succeeding fiscal year;
(g)promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement, as may be reasonably requested pursuant to a reasonable and customary request by the Administrative Agent or any Lender; and
(h)if the Applicable Rate – Rating Effectiveness Date has occurred, promptly upon any change in the Borrower’s Debt Rating, a certificate stating that the Borrower’s Debt Rating has changed and the new Debt Rating that is in effect.

Documents required to be delivered pursuant to Section 5.01(a) or (b) or Section 5.01(g) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address provided to Administrative Agent; or (ii) on which such documents are publicly filed or are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Subject to Section 9.12, the Borrower further agrees to clearly label the financial statements described in clauses (a) and (b) (collectively, “Financial Statements”) with a notice stating: “Confidential Financial Statements to be Provided to All Lenders, Including Public-Siders” before delivering them to the Administrative Agent, but only if such Financial Statements are not publicly filed.

SECTION 5.02.Notices of Material Events. The Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a)	the occurrence of any Default of which Borrower has knowledge;
(b)the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that has a reasonable likelihood of being adversely determined and, if adversely determined, would reasonably be expected to result in a Material Adverse Effect;
(c)the occurrence of any ERISA Event of which the Borrower has knowledge that, alone or together with any such other ERISA Events that have occurred, would reasonably be expected to result in Material Adverse Effect; provided, however, that “knowledge” of the Borrower shall mean the actual knowledge of the Borrower after making due and diligent inquiries of each ERISA Affiliate having a substantial ownership interest in the Borrower; provided further that, on any date, the Borrower shall be deemed to have made such due and diligent inquiry as to any such ERISA Affiliate as of such date if it has made such inquiry within 90 days of such date (it being acknowledged and agreed that the Borrower is not required to make any such inquiry);
(d)if reasonably requested by the Administrative Agent, any change in the information provided in the Beneficial Ownership Certification (if previously provided at the Administrative Agent’s request) that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such Beneficial Ownership Certification; and

(e)any other development of which Borrower is aware that has resulted in, or would be reasonably expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03.Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or any transfer not prohibited hereunder.

SECTION 5.04.Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, would reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05.Maintenance of Properties; Insurance.The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to and necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and (b) maintain (directly or indirectly through its tenants), with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations (it being understood that, to the extent that insurance required hereunder is maintained solely by a tenant of Borrower or a Subsidiary, then Borrower and/or such Subsidiary, as applicable, shall be named as a loss payee and additional insured under each such policy).

SECTION 5.06.Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties (subject to the rights of tenants thereon), to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 5.07.Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures reasonably designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, and employees with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.08.Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only for, and Letters of Credit will be issued only to support general business purposes of the Borrower or its affiliates (including, but not limited to debt refinancing, property acquisitions, new construction, renovations, expansions, tenant improvement, refinancing of existing lines, financing acquisition of permitted investments, and closing costs and equity investments primarily associated with commercial real estate property acquisitions or refinancings). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the FRB, including Regulations T, U and X. The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall assure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit

(A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 5.09.Accuracy of Information. The Borrower will ensure that any information (other than projected financial information and other information of a general economic or industry-specific nature), in each case furnished in writing by or on behalf of the Borrower to the Administrative Agent and if applicable, the Lenders in connection with this Agreement or any amendment or modification hereof or waiver hereunder (as modified or supplemented by other information so furnished) contains no material misstatement of fact or does not omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.09, provided that (i) as to written information supplied by third parties, the Borrower represents only that it has no actual knowledge of any material misstatement or omission therein, and (ii) with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to have been reasonable at the time it was prepared (it being recognized by the Administrative Agent and the Lenders that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results and the differences may be material).

SECTION 5.10.REIT Status. The Trust will at all times following its election as a real estate investment trust, continue to elect to be treated as a real estate investment trust and comply with all applicable provisions of the Code necessary to allow the Trust to qualify for status as a real estate investment trust.

SECTION 5.11.Subsidiary Guaranties. Subject to the provisions set forth below, the Borrower shall cause each of its Subsidiaries that owns a Property that is included as an Unencumbered Property and so designated by Borrower for purposes of determining Borrower’s compliance with the financial covenants contained in this Agreement to execute and deliver to the Administrative Agent the Subsidiary Guaranty as required under Article IV above. For any Property added to the pool of Unencumbered Properties after the date hereof (unless owned by an Exchange Fee Titleholder), Borrower shall cause the Subsidiary owning such Unencumbered Property to execute and deliver to the Administrative Agent, on or prior to the date that such Property is included as an Unencumbered Property for purposes of determining Borrower’s compliance with the financial covenants contained in this Agreement, a joinder to the Subsidiary Guaranty, and upon request of the Administrative Agent, supporting organizational and authority documents and opinions similar to those provided with respect to the Borrower and the Guarantors under Section 4.01. If Borrower designates a Property that is owned by an Exchange Fee Titleholder to be included as an Unencumbered Property, then the Subsidiary of Borrower that is master leasing such Property shall execute a joinder to the Subsidiary Guaranty and shall be a Subsidiary Guarantor during the period of time that the exchange is pending. If Borrower designates a Property that is owned by an Exchange Property Owner to be included as an Unencumbered Property during the period of time that the Exchange Beneficial Interests are being marketed, then the Exchange Depositor shall execute a joinder to the Subsidiary Guaranty and shall be a Subsidiary Guarantor during the period of time (not to exceed 24 months) during which the sale of Exchange Beneficial Interests is pending, but only for so long as such Property remains an Unencumbered Property. If Borrower designates a Property that is owned by an Exchange Property Owner to be included as an Unencumbered Property following the exercise of the FMV Option, then the Subsidiary Owner of the Exchange Beneficial Interests shall execute a joinder to the Subsidiary Guaranty and shall be a Subsidiary Guarantor, but only for so long as such Property remains an Unencumbered Property. For Unencumbered Properties owned by an Exchange Fee Titleholder, upon completion or termination of the reverse exchange, if Borrower desires the applicable Property to remain an Unencumbered Property, Borrower, or a Subsidiary of Borrower shall acquire all of the ownership interests of the Exchange Fee Titleholder or title to such Unencumbered Property and at such time the entity that was previously the Exchange Fee Titleholder, but has become a Subsidiary of the Borrower, or if fee title is acquired, the Subsidiary acquiring fee title will execute a joinder to the Subsidiary Guaranty and become a Subsidiary Guarantor, and the entity that had previously been master leasing such Property shall be automatically released from the Subsidiary Guaranty.

A Subsidiary shall be automatically released from its obligations under the Subsidiary Guaranty if (i) there is no Event of Default (or event which, upon expiration of an applicable cure period, will become an Event of Default), and (ii) Borrower delivers an updated Compliance Certificate to Administrative Agent demonstrating compliance (based on information as of the end of the prior quarter) with all financial covenants contained in Section 6.12(a), (b) and (c) of this Agreement without such Subsidiary being included as a Subsidiary Guarantor and without any Property owned by such Subsidiary (or Exchange Fee Titleholder if the Subsidiary Guarantor is the master lessee) being included as an Unencumbered Property in the calculation of Borrower’s compliance with any of the foregoing covenants pertaining to Unencumbered Properties, and representing and warranting that based on the information as of the end of the prior quarter, but without counting any Unencumbered Property owned by the Subsidiary Guarantor being released (or owned by the Exchange Fee Titleholder if the Subsidiary Guarantor being released is the master lessee) as an Unencumbered Property, Borrower will continue to comply with all of the financial covenants in this Agreement upon release of such Subsidiary Guarantor. A Subsidiary that became a party to the Subsidiary Guaranty because it was master leasing a Property owned by an Exchange Fee Titleholder shall be released upon delivery of a joinder to the Subsidiary Guaranty by the Exchange Fee Titleholder once it becomes a Subsidiary of the Borrower, or an election by Borrower to cause such Property to cease to be an Unencumbered Property in accordance with the terms of this Agreement. A Subsidiary that became a party to the Subsidiary Guaranty because it was an Exchange Depositor shall be released in accordance with Section 6.12 upon the earlier of the end of the marketing period described therein or 24 months, at which point such Property shall cease to be an Unencumbered Property or an election by Borrower to cause such Property to cease to be an Unencumbered Property in accordance with the terms of this Agreement. In addition, each Subsidiary Guarantor may be released at the request of the Borrower (and the Property owned by it may continue to be an Unencumbered Property) once the Borrower or the Trust receives Investment Grade Ratings from two of S&P, Moody’s or Fitch, provided that such Subsidiary Guarantor and each intervening entity between the Borrower and such Subsidiary Guarantor is also released from any other unsecured debt or guaranties of Indebtedness other than trade payables and other obligations incurred in the ordinary course of business, provided that the Property owned by it may no longer be considered an Unencumbered Property if such Subsidiary or any intervening entity between the Borrower and such Subsidiary subsequently incurs unsecured debt or enters into a guaranty of Indebtedness of another Person (unless such Subsidiary executes a new Subsidiary Guaranty). In addition, at such time as the Borrower or the Trust receives Investment Grade Ratings from two of S&P, Moody’s or Fitch, the Subsidiary owning an Unencumbered Property shall not be required to be a Subsidiary Guarantor in order for such Property to qualify as an Unencumbered Property so long as none of the Subsidiary owning such Unencumbered Property or any intervening entity between the Borrower and such Subsidiary has any other outstanding unsecured debt (other than trade payables and other obligations incurred in the ordinary course of business) or guarantees of Indebtedness. Subject to the foregoing, the Administrative Agent shall, from time to time, upon request from the Borrower, execute and deliver to the Borrower a written acknowledgement that a Subsidiary has been released from its obligations under the Subsidiary Guaranty and the Lenders and the Issuing Bank hereby authorize the Administrative Agent to deliver such acknowledgement.

SECTION 5.12. Investor Guaranties. The Administrative Agent and the Lenders have agreed to accept from time to time, upon the request of Borrower, one or more Investor Guaranties. No Investor Guarantor shall be a Person with respect to whom Administrative Agent or any Lender is prohibited by applicable law from doing business, and Borrower shall deliver such information as Administrative Agent may reasonably request to verify the foregoing.

SECTION 5.13.No Plan Assets. The Borrower and each Guarantor will, for so long as this Agreement is outstanding, (i) use reasonable efforts to ensure that none of its assets constitute Plan Assets and (ii) not take any action, or omit to take any action, which would cause any of the transactions contemplated in this Agreement to be (x) a non-exempt prohibited transaction under Section 4975(c)(1)(A)-(D) of the Code or Section 406(a) or ERISA or (y) a violation of any applicable Similar Law that would, in the case of either clause (x) or (y), subject the Administrative Agent or any of the Lenders, on account of any Loan or execution of the Loan Documents hereunder, to any material tax or penalty or prohibited transactions imposed under Section 502(i) of ERISA or Section 4975 of the Code or any applicable Similar Law. The Borrower will provide evidence that the foregoing requirements are satisfied from time to time as reasonably requested by the Administrative Agent in its sole discretion.

ARTICLE VINegative Covenants

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated, in each case, without any pending draw, and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01.Indebtedness; Negative Pledges. The Borrower will not permit (i) any Subsidiary Guarantor or, following release of the Subsidiary Guaranty, any Subsidiary owning an Unencumbered Property, to create, incur, assume or permit to exist any Indebtedness (excluding obligations under the Loan Documents, current trade payables, unsecured Indebtedness in the ordinary course of business that is not for borrowed money and completion and similar bonds in the ordinary course of business), and (ii) negative pledge clauses or similar covenants or restrictions or agreements which would entitle an entity to the benefit of any lien upon the occurrence of any contingency (including, without limitation, pursuant to an “equal and ratable” clause) on any Unencumbered Property (other than Permitted Encumbrances provided that Permitted Encumbrances under clauses (h) and (l) of the definition thereof must be in favor of a Loan Party); provided, however, that (a) the foregoing restrictions in (i) and (ii) shall not apply to any term loan or private placement facility or bond offering (or any guaranty of any of the foregoing), in each case, that is unsecured and pari passu to the Loans (or the Guarantees, as applicable), and (b) clause (ii) shall not apply to (1) restrictions and conditions imposed by law or by this Agreement, (2) restrictions and conditions existing on the date hereof identified on Schedule 6.01 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),

(3) customary restrictions and conditions contained in agreements relating to the sale of an asset or a Subsidiary pending such sale, provided such restrictions and conditions apply only to the asset or Subsidiary that is to be sold and such sale is permitted hereunder, (4) customary provisions in leases, licenses and other contracts restricting the assignment thereof or (5) customary restrictions in connection with any Permitted Encumbrance or any document or instrument governing any Permitted Encumbrance (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Encumbrance).

SECTION 6.02.Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any Unencumbered Property, whether now owned or hereafter acquired, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any Unencumbered Property, except for those Permitted Encumbrances permitted by the definition of Unencumbered Property.

SECTION 6.03.Fundamental Changes. The Borrower will not, and will not permit any Subsidiary to, (i) whether pursuant to a Delaware LLC Division, Delaware LP Division or otherwise, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (ii) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all/any substantial part of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), (iii) whether pursuant to a Delaware LLC Division, Delaware LP Division or otherwise, liquidate or dissolve, (iv) divide into two or more Persons, including becoming a Delaware Divided LLC or Delaware Divided LP (whether or not the original Person survives such division) or (v) create, or reorganize into, one or more series pursuant to a Delaware LLC Division or Delaware LP Division, or except that, so long as no Default exists or would result therefrom:

(a)any Person may merge or consolidate with or into (i) the Borrower or the Trust, provided that the Borrower or the Trust, as applicable, shall be the continuing or surviving Person and there is no Change in Control, or (ii) any one or more other Subsidiaries, including newly formed Subsidiaries, provided that when any Subsidiary Guarantor is merging or consolidating with or into another Subsidiary that is not a Subsidiary Guarantor, the Subsidiary Guarantor shall be the continuing or surviving Person;
(b)any Subsidiary may merge, dissolve or liquidate, or sell, transfer, lease or otherwise dispose of any, all or substantially all of its assets, and Borrower may sell, transfer or otherwise dispose of any or all of its direct and indirect Equity Interests in any Subsidiary, provided that if such Subsidiary owns a Property that had been included as an Unencumbered Property, Borrower shall have complied with the requirements of Section 2.23(b) for removal of such Unencumbered Property;
(c)Borrower or Trust may enter into a merger in which such entity is the survivor, and there is no Change in Control and Borrower has complied with Section 6.09, to the extent applicable;
(d)Any Loan Party may sell, transfer, lease or otherwise dispose of any, all or substantially all of its assets (upon voluntary liquidation or otherwise) to any other Loan Party (or to any Person that becomes concurrently with such sale, transfer, lease or other disposition a Loan Party pursuant to Section

5.11); provided, any Loan Party that is a Wholly-Owned Subsidiary shall only be permitted to sell, transfer, lease or dispose of its assets to another Wholly-Owned Subsidiary pursuant to this clause (d); and

(e)Any Subsidiary that is not a Loan Party may merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, pursuant to a Delaware LLC Division or Delaware LP Division and may consummate any transaction described in clauses (iv) and (v) above.

SECTION 6.04.Investments, Loans, Advances, Guarantees and Acquisitions. Except as permitted in Section 6.03, the Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a Wholly-Owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except for industrial properties (including Subsidiaries that own only industrial properties), Cash and Permitted Investments and except that investments shall be permitted in the following categories of assets provided that investments described in clauses (a) through (g) below shall not exceed an aggregate thirty percent (30%) (determined after giving effect to any deductions for any amounts which exceed the thresholds described in clauses (a) through (g) below) of Total Asset Value, and shall be subject to individual limits set forth below:

(a)	Ownership of Land up to five percent (5%) of Total Asset Value;
(b)Investments in Unconsolidated Affiliates (including real estate funds or privately held companies) up to twenty-five percent (25%) of Total Asset Value;
(c)Ownership of non-industrial improved Properties up to ten percent (10%) of Total Asset Value;
(d)Debt Instruments up to ~~ten~~seventeen and one half percent (~~10~~17.5%) of Total Asset Value;
(e)Exchange Debt Investments up to twelve and one half percent (12.5%) of Total Asset Value;
(f)REIT stocks, REIT preferred securities, REIT debt securities and Mortgage Backed Securities up to ten percent (10%) of Total Asset Value; and
(g)Ownership of Assets Under Development (which for this purpose shall be the book value plus the budgeted cost to complete) up to ten percent (10%) of Total Asset Value.

In the event that any Investments exceed the maximum amounts set forth above (including the thirty percent (30%) limitation for the investments described in clauses (a) through (g) above), such excess Investments shall not constitute an Event of Default but shall be excluded (without duplication) from the calculation of the financial covenants in Section 6.11.

SECTION 6.05.Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual or expected exposure (other than those in respect of Equity Interests of the Borrower or any of its Subsidiaries), or (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

SECTION 6.06.Restricted Payments. Without the consent of the Required Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment at any time during which an Event of Default is continuing, except (i) to the extent necessary for the Trust or any Subsidiary of the Trust that is a real estate investment trust to maintain its status as a real estate investment trust, so long as no Event of Default under Section 7.01(h) or (i) has occurred and is continuing, and (ii) distributions by any Subsidiary directly or indirectly to the Borrower.

SECTION 6.07.Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not materially less favorable to the Borrower or such Subsidiary taken as a whole than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate, (c)  any Restricted Payment permitted by Section 6.06, and (d) pursuant to each of the agreements listed on Schedule 6.07 attached hereto together with any amendment, modification, renewal, replacement or similar agreement entered into on terms which are not materially less favorable to the Borrower or the Trust (taken as a whole) than the Agreement set forth on Schedule 6.07.

SECTION 6.08.Changes to Advisory Agreement. Except to the extent otherwise permitted pursuant to Section 6.07(a) above, amend, supplement or otherwise modify in any material respect the Advisory Agreement on terms which are materially less favorable to the Trust than the terms prior to such amendment or supplement (considering all such amendments and supplements taken as a whole) without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld). Solely for purposes of Section 6.07(a)-(d), the Advisory Agreement shall be considered an agreement with an Affiliate.

SECTION 6.09.Transfers of Direct or Indirect Interests in Borrower. In addition to the requirement that Borrower shall not permit transfers of direct or indirect interests in Borrower that result in a Change in Control, if the transfer will result in there being a direct or indirect owner of twenty-five percent (25%) or more in the Borrower (other than an entity that owns, directly or indirectly, twenty-five percent (25%) or more of the Borrower as of the date hereof) (a “Material Transfer”), Borrower shall give Administrative Agent prior notice of such Material Transfer and provide to Administrative Agent such information about the transferee as Administrative Agent or any Lender may reasonably request. In addition, no Material Transfer of a direct or indirect interest in the Borrower shall be permitted if such transfer: (i) would result in the representation in Section 3.12 to not be true, (ii) would result in a violation of applicable U.S. Federal law or regulation for Lenders to have a loan outstanding to a borrower in which such proposed transferee owns a direct or indirect interest, or (iii) would in the good faith judgment of the Administrative Agent result in a reasonable likelihood of “reputational risk” for Administrative Agent as a result of doing business with such transferee. In the event that the Borrower advises the Administrative Agent of a Material Transfer, if Administrative Agent believes that such Material Transfer would violate (ii) or (iii) above, Administrative Agent shall so advise Borrower within ten (10) Business Days (or, if requested by the Administrative Agent, such longer period of time as is required for Administrative Agent and Lenders to complete all diligence and compliance searches that are, in each case, required by law or regulations applicable to Administrative Agent or any such Lender (the “Additional Due Diligence Period”) after receipt of a notice of the proposed transfer, and the failure of Administrative Agent to do so within such ten (10) Business Day time period (or ten (10) Business Days following the end of such Additional Due Diligence Period) shall be deemed to be a determination by the Lenders that such proposed Material Transfer does not violate clauses (ii) or (iii) above. The Administrative Agent shall promptly notify the Borrower when the Additional Due Diligence Period ends.

SECTION 6.10.Sanctions Laws and Regulations. The Borrower shall not, and shall not permit any other Loan Party, any other Subsidiary or any of its of their respective directors, officers or employees or, to its actual knowledge, agents to, use any proceeds of the Loans or any Letter of Credit to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U or Regulation X of the FRB) or to extend credit to others for the purpose of purchasing or carrying any such margin stock. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any proceeds of the Loans or any Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any applicable Anti-Corruption Laws,

(b) for the purpose of funding, financing or (to the knowledge of any Loan Party) facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or

(c) in any other manner that would result in the violation of any Sanctions applicable to any party hereto.

SECTION 6.11.Financial Covenants. The Borrower shall not:

(a)Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth of the Consolidated Group as of the last day of any fiscal quarter to be less than

$~~1,771,190,309.69~~2,303,670,565 plus seventy-five percent (75%) of the aggregate proceeds received by the Consolidated Group (net of reasonable related fees and expenses and net of any redemption of shares, units or other ownership interest in the Consolidated Group during such period) in connection with any offering of stock or other equity after December 31, ~~2021~~2024.

(b)Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.50:1.00 as of the last day of any fiscal quarter. In all cases, the Consolidated Fixed Charge Coverage Ratio shall be determined based on information for the most recent quarter annualized.
(c)Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio to be more than sixty percent (60%) as of the last day of any fiscal quarter, which maximum percentage shall be increased to sixty-five percent (65%) for the four (4) consecutive calendar quarters starting with the date of the Material Acquisition.
(d)Secured Indebtedness. Permit Total Secured Indebtedness to Total Asset Value to exceed fifty percent (50%) as of the last day of any fiscal quarter.
(e)Secured Recourse Indebtedness. Permit Total Secured Recourse Indebtedness to exceed fifteen percent (15%) of Total Asset Value as of the last day of any fiscal quarter, excluding recourse associated with interest rate hedges.
(f)~~Minimum Total Asset Value. Permit Total Asset Value at any time to be less than $500,000,000.~~

SECTION 6.12.Borrowing Base Covenants. The Borrower shall:

(a)Minimum Unencumbered Interest Coverage Ratio.Not permit the Unencumbered Interest Coverage Ratio to be less than 1.75:1.00.
(b)Maximum Unencumbered Property Pool Leverage Ratio. Not permit the Unencumbered Property Pool Leverage Ratio to be more than sixty-five percent (65%).
(c)Unencumbered Property Pool Criteria.Comply with the following requirements regarding Unencumbered Properties:
~~(x)There must be a minimum of $250,000,000 in Total Unencumbered Property Pool Value at all times;~~
(i)	[Reserved];

(ii)	~~There must be at least fifteen (15) Unencumbered Properties~~[Reserved];
(iii)Each Unencumbered Property must be located in the continental United States and be either (x) directly or indirectly wholly owned by the Borrower or (y) at least ninety-five percent (95%) directly or indirectly owned by Borrower in the event such Unencumbered Property owner is a real estate investment trust (or owned directly or indirectly by a real estate investment trust); provided that, no more than ten percent (10%) of the Total Unencumbered Property Pool Value may be attributable to Unencumbered Property included pursuant to this clause (y), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder;
(iv)~~No single Unencumbered Property shall account for more than twenty-five percent (25%) of Total Unencumbered Property Pool Value and any amount in excess of twenty-five percent (25%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder;~~[Reserved];
(v)~~The percentage of Total Unencumbered Property Pool Value attributable to Unencumbered Property NOI from a single tenant shall not exceed (x) twenty-five percent (25%) if the tenant has an Investment Grade Rating (or another comparable tenant reasonably approved~~ by the Required Lenders for treatment as an investment grade tenant for the purpose of this ~~provision) or (y) twenty percent (20%) for all other tenants, and any amount in excess of twenty-five percent (25%) or twenty percent (20%), respectively, shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.~~[Reserved];
(vi)(x) If Total Asset Value is less than $1,000,000,000, then no more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to (A) Assets Under Development, (B) Unencumbered Property that is non-industrial improved property or incidental thereto and (C) Land, and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder, or (y) if Total Asset Value is more than or equal to $1,000,000,000, then no more than twenty-five percent (25%) of Total Unencumbered Property Pool Value may be attributable to (A) Assets Under Development, (B) Unencumbered Property that is non-industrial (or uses incidental thereto) improved property, and (C) Land, and any amount in excess of twenty-five percent (25%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.;
(vii)No more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to Unencumbered Properties that are ground leased under Financeable Ground Leases (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder~~.~~ ;
(viii)The Total Unencumbered Property Pool Value attributable to Exchange Debt Investments shall not exceed twelve and one half percent (12.5%), and any amount in excess of twelve and one half percent (12.5%) shall be disregarded for purposes of determining Total

Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.;

(ix)The Total Unencumbered Property Pool Value attributable to Exchange Properties shall not exceed fifteen percent (15%), and any amount in excess of fifteen percent (15%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.;
(x)The Total Unencumbered Property Pool Value attributable to (A) Debt Instruments shall not exceed ~~ten~~seventeen and one half percent (~~10~~17.5%) and (B) Debt Instruments other than Mortgage Receivables shall not exceed seven and one half percent (7.5%), and any amount in excess of ~~ten~~seventeen and one half percent (~~10~~17.5%) or seven and one half percent (7.5%), respectively, shall be disregarded for purposes of determining Total Unencumbered Property Pool Value, but shall not constitute a Default hereunder~~.~~ ;
(xi)Investments of the type described in clauses (vi) through (x) above shall not exceed an aggregate of thirty percent (30%) of Total Unencumbered Property Pool Value (determined after giving effect to any deductions for amounts that exceed the thresholds described in clauses (vi) through (x) above), and any amount in excess of such thirty percent (30%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.; and
(xii)No more than ten percent (10%) of Total Unencumbered Property Pool Value may be attributable to Unencumbered Properties that are leased pursuant to Tax Incentive Lease Agreements (as opposed to being owned in fee simple by the Borrower or a Subsidiary Guarantor), and any amount in excess of ten percent (10%) shall be disregarded for purposes of determining Total Unencumbered Property Pool Value and Unencumbered Property NOI, but shall not constitute a Default hereunder.

SECTION 6.13. Exchange Property; Exchange Fee Titleholders. For purposes of calculation of the applicable financial covenants set forth in Sections 6.11 and 6.12, the Borrower and its Subsidiaries shall be given credit for Exchange Properties and properties held by an Exchange Fee Titleholder pursuant to an exchange that qualifies, qualified or is intended to qualify as a reverse exchange under Section 1031 of the Code (including in the event any such property is subject to a mortgage in favor of, or for the benefit of, the Borrower or any of its Subsidiaries) as described herein.

SECTION 6.14.Special Provisions regarding Permitted Tax Incentive Transactions. Notwithstanding any provision in this Agreement to the contrary, any Lien created in connection with a Permitted Tax Incentive Transaction solely to secure repayment of a bond, note or other obligation owned by Borrower or a Subsidiary (or any affiliate thereof) shall be deemed a Permitted Encumbrance. In furtherance of the foregoing, (i) nothing in the definition of Property shall preclude a Tax Incentive Property under a Permitted Tax Incentive Transaction from constituting Property; (ii) the definition of Subsidiary Owner shall include any Subsidiary that leases Tax Incentive Property pursuant to a Tax Incentive Lease Agreement under a Permitted Tax Incentive Transaction; (iii) the definition of Guarantee shall exclude Tax Incentive Guaranties so long as Borrower or a Subsidiary is the holder of the bond, note or other obligation that is guaranteed; (iv) no Tax Incentive Lease Agreement entered into in connection with a Permitted Tax Incentive Transaction shall constitute (or be deemed to constitute) Indebtedness or a Sale-Leaseback Master Lease; (v) the provisions of Section 5.11 with respect to any Subsidiary that owns any Unencumbered Property shall also apply to any Subsidiary that leases an Unencumbered Property that is a Tax Incentive Property pursuant to a Tax Incentive Lease Agreement, such that such Subsidiaries shall become Subsidiary Guarantors pursuant to the terms of this Agreement; and (vi) the investment of any Subsidiary in bonds issued in connection with any Permitted Tax Incentive Transaction shall not constitute an Investment.

For the avoidance of doubt, (a) any applicable amounts pursuant to subsections (i) and (ii) of the definition of Net Operating Income related to a third-party lease affecting any Tax Incentive Property shall be included in the calculation of Net Operating Income for such Tax Incentive Property, but interest income of any Subsidiary from bonds issued in connection with any Permitted Tax Incentive Transaction and related rent expense under any Tax Incentive Lease Agreement with respect to the applicable Tax Incentive Property shall be disregarded for purposes of calculating Net Operating Income for such Tax Incentive Property; (b) interest payable by any Subsidiary under Tax Incentive Indebtedness in connection with any Permitted Tax Incentive Transaction (to the extent such Subsidiary is also the owner or holder of the bonds issued in connection with such Permitted Tax Incentive Transaction) shall be excluded from the calculation of Recurring Interest Expense; (c) the calculation of Total Asset Value shall include the Property Value, unrestricted cash and Cash Equivalents and any other amounts which would otherwise be included in the calculation of Total Asset Value with respect to any other Property, of any Tax Incentive Property, but the investment of any Subsidiary in bonds issued in connection with any Permitted Tax Incentive Transaction shall be excluded from any calculation of Total Asset Value; (d) the term Indebtedness shall not include any Tax Incentive Indebtedness (including pursuant to an Tax Incentive Guaranty) under any Permitted Tax Incentive Transaction; and (e) no Tax Incentive Indebtedness (including pursuant to a Tax Incentive Lease Agreement or a Tax Incentive Guaranty) shall constitute a “liability” for purposes of determining Consolidated Tangible Net Worth (but other liabilities that are current and payable to a party other than Borrower or a Subsidiary in connection with the Tax Incentive Property such as indemnification obligations shall constitute a “liability”).

ARTICLE VIIEvents of Default

SECTION 7.01.Events of Default. If any of the following events (“Events of Default”) shall occur:

(a)the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
(b)the Borrower shall fail to pay any interest on any Loan or any fee and such failure shall continue unremedied for a period of five days or the Borrower shall fail to pay any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days after receipt of written notice of such failure;
(c)any representation or warranty made or deemed made by or on behalf of the Borrower or any Loan Party in this Agreement or any other Loan Document or any amendment or modification thereof or waiver thereunder, or in any certificate or other material document delivered by or on behalf of Borrower pursuant to the requirements contained in this Agreement, any Loan Document, or any amendment or modification hereof or waiver hereunder, shall prove to have been materially incorrect when made or deemed made;
(d)the Borrower or any other Loan Party (to the extent that the covenant or agreement noted below expressly require performance by such Loan Party) shall fail to observe or perform any covenant or agreement contained in Section 5.02, 5.03 (with respect to the Borrower’s existence), 5.08, 6.03, 6.04, 6.06, 6.10 or 6.11;

(e)the Borrower or any other Loan Party (to the extent such covenant, condition or restriction expressly requires performance by such Loan Party) shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than Sections 6.11 or 6.12, those specified in clause (a), (b) or (d) of this Article) or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after notice thereof from the Administrative Agent to the Borrower; provided that such period shall be extended for up to an additional thirty (30) days so long as such breach is reasonably susceptible of cure within such additional period and the Borrower or such Loan Party, as applicable, diligently and in good faith continues to prosecute such cure to completion;
(f)the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 6.12 and Borrower shall not have, within sixty (60) days after notice thereof from the Administrative Agent to the Borrower, made or caused to be made a prepayment of the Loans in an amount such that, had such prepayment been made on the last day of the fiscal quarter in which such failure occurred, no such failure shall have occurred; provided that the Lenders shall have no obligation to make additional Loans during such sixty (60) day period unless or until such prepayment is made;
(g)any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to Indebtedness that becomes due as a result of a casualty or insurance recovery event or any voluntary sale or transfer of the property or assets;
(h)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Loan Party or its debts, or of a substantial part of its assets, in each case under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for ninety (90) days or an order or decree approving or ordering any of the foregoing shall be entered;
(i)the Borrower or any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article,

(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Loan Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, or (v) make a general assignment for the benefit of creditors;

(j)the Borrower or any Loan Party shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(k)one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against the Borrower, any Loan Party or any combination thereof (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) and, in either case (A) the same shall remain undischarged for a period of sixty (60) consecutive days during which execution shall not be effectively stayed, or (B) enforcement proceedings shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Loan Party to enforce any such judgment but only if Borrower or any applicable party has not paid such judgment or otherwise set aside such judgment within thirty (30) days after the commencement of enforcement proceedings;
(l)an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; ~~or~~
(m)	a Change in Control shall occur.; or
(n)the Borrower or any other Loan Party purports to revoke, rescind or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document, or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof or satisfaction in full of all of the Obligations);

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, with the consent of the Required Lenders, and shall, at the request of the Required Lenders by notice to the Borrower, take any of the following actions, at the same or different times: (i) terminate the Commitments (including the Letter of Credit Commitments), and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, (iii) require cash collateral for the LC Exposure in accordance with Section 2.06(j) hereof, and (iv) exercise all other rights and remedies under this Agreement, the other Loan Documents and applicable law; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding and cash collateral for the LC Exposure, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

SECTION 7.02.Application of Funds.  After the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.20, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) then due and payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) then due and payable to the Lenders and Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank (including fees and time charges for attorneys who may be employees of any Lender or the Issuing Bank), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting unpaid Letter of Credit Fees and accrued and unpaid interest on the Loans, LC Disbursements and other Obligations then due and payable, ratably among the Lenders and the LC Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and LC Disbursements, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations then due and payable have been paid in full, to the Borrower or as otherwise required by Law.

ARTICLE VIIIThe Administrative Agent

SECTION 8.01.Appointment and Authorization.

Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct. The Administrative

Agent shall be deemed not to have knowledge of any Default (other than a payment Default) unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, or any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

SECTION 8.02.Successor Administrative Agent.

Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the reasonable consent of the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the reasonable consent of the Borrower so long as no Event of Default has occurred and is continuing, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

SECTION 8.03.Lender Credit Decision, Etc.

Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender further represents that it (i) is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has entered into this Agreement and any other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of the Trust, the Borrower or any of their respective Subsidiaries, or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security and (ii) has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a lender or assign or otherwise transfer its rights, interests and obligations hereunder. Each Lender acknowledges and agrees that it will not assert any claim in contravention of this Section 8.03.

SECTION 8.04.Communications.

All communications from the Administrative Agent to Lenders requesting Lenders’ determination, consent or approval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter as to which such determination, consent or approval is requested, (iii) shall include a legend substantially as follows, printed in capital letters or boldface type:

“THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) BUSINESS DAYS AFTER THE DELIVERY OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE MATTER DESCRIBED ABOVE.”

and (iv) shall include Administrative Agent’s recommended course of action or determination in respect thereof. Each Lender shall reply promptly to any such request, but in any event within ten (10) Business Days after the delivery of such request by Administrative Agent (the “Lender Reply Period”). Unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of the Required Lenders or all Lenders, Administrative Agent shall timely submit any required written notices to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended by Administrative Agent or such other course of action recommended by the Required Lenders or all of the Lenders, as the case may be, and each non-responding Lender shall be deemed to have concurred with such recommended course of action. Nothing in this provision shall restrict the Administrative Agent from requesting a reply to a request for an approval in less than ten (10) Business Days but the deemed approval provided in this provision shall not apply until the expiration of a ten Business Day period.

SECTION 8.05.Titled Agents.

Each of the Joint Lead Arrangers ~~for the Revolving Credit Facility, the Joint Lead Arrangers for the Term Facility~~, the Joint Bookrunners, the Syndication ~~Agent~~Agents and the Documentation ~~Agent~~Agents (collectively, the “Titled Agents”) in their respective capacities, assume no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, the Issuing Bank, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

SECTION 8.06.Erroneous Payments.

Each Lender and each Issuing Bank hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender or Issuing Bank (whether or not known to such Lender or Issuing Bank) or (ii) it receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, (y) that was not preceded or accompanied by a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment or (z) that such Lender or Issuing Bank otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) then, in each case an error in payment has been made (any such amounts specified in clauses (i) or (ii) of this Section 8.06(a), whether received as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and the Lender or Issuing Bank, as the case may be, is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment and to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(a)Without limiting the immediately preceding clause (a), each Lender and each Issuing Bank agrees that, in the case of clause (a)(ii) above, it shall promptly (and, in all events, within one (1) Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent in writing of such occurrence and, in the case of either clause (a)(i) or (a)(ii) above upon demand from the Administrative Agent, it shall promptly, but in all events no later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(b)The Borrower hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender or Issuing Bank that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount, (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the applicable Lender, Issuing Bank, or Administrative Agent, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in each case of the foregoing clauses (y) and (z), to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment.
(c)Each party’s obligations under this Section 8.06 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

ARTICLE IXMiscellaneous

SECTION 9.01.Notices.

(a)Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by electronic mail, as follows:
(i)if to the Borrower, to it at c/o Ares Management, ~~518~~1200 Seventeenth Street, Suite ~~1700~~2900, Denver, CO 80202, Attention: Scott Seager, Chief Financial Officer (Telecopy No. (303) 869-4602, Email: sseager@aresmgmt.com), with a copy to: c/o Ares Management, 518 Seventeenth Street, Suite 1700, Denver, CO 80202, Attention of General Counsel (Email: jwidoff@aresmgmt.com);
(ii)if to the Administrative Agent, to Wells Fargo, 600 S. 4th Street, 8th Floor, Minneapolis, MN 55415, Attention: Kirby D. Wilson (E-mail: kirby.d.wilson@wellsfargo.com), with copies to: Wells Fargo, 550 South Tryon Street, Charlotte,  NC  28202,  Attention:Lindsey Denton Hucks (E-mail: lindsey.hucks@wellsfargo.com), and to Wells Fargo Bank, 10 South Wacker Drive, Chicago, IL 60606, Attention: Craig Koshkarian (Email: koshk@wellsfargo.com);
(iii)if to the Issuing Bank, to Wells Fargo attention Lindsey Denton Hucks, 550 South Tryon Street, Charlotte, NC 28202 (E-mail: lindsey.hucks@wellsfargo.com), with a copy to Wells Fargo Bank, 10 South Wacker Drive, Chicago, IL 60606, Attention:

Craig Koshkarian (Email: koshk@wellsfargo.com); or

(iv)if to any other Lender, to it at its address (or telecopy number or email address) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or email shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through Electronic Systems (other than email), to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)Notices and other communications to the Lenders and the Issuing Bank hereunder may be delivered or furnished by using other Electronic Systems (in addition to email) pursuant to procedures approved by the Administrative Agent; provided that such other Electronic Systems shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by other electronic communications (in addition to email) pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received as provided above, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received on the Business Day notice of and access to such posting is given to the intended recipient thereof in accordance with the standard procedures applicable to such Internet or intranet website; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)Any party hereto may change its address or telecopy number or email address for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
(d)	Electronic Systems.
(i)Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Issuing Bank and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System.
(ii)Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System.  In no event shall the Administrative Agent or any of its Related Parties

(collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender, the Issuing Bank or any other Person or entity for damages of any kind, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through an Electronic System, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Issuing Bank or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Electronic System.

SECTION 9.02.Waivers; Amendments.

(a)No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.
(b)Subject to Section 2.14(c), Section 2.20(b) and Section 9.02(c), neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (x) to amend Section 2.13(c) or to waive any obligation of the Borrower to pay interest or Letter of Credit fees at the rate specified in Section 2.13(c), or (y) except as set forth in clause (vii) below, to amend or waive any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or LC Disbursement or to reduce any fee payable hereunder, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv)

change Section 2.18(b) or (c) or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments required by Section 2.18(b) or (c), without the written consent of each Lender directly affected thereby, (v) change any of the provisions of this Section or the definition of “Required Lenders” , “Required Revolving Lenders”, “Required Term Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder without the written consent of each Lender directly affected thereby, (vi) release any Guaranty unless expressly provided for in Section 5.11, without the written consent of each Lender, or (vii) change the definition of Consolidated Leverage Ratio (or any definition of a term used in such term) in a manner which directly results in a reduction of the Applicable Rate without the written consent of each Lender affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Bank hereunder without the prior written consent of the Administrative Agent or the Issuing Bank, no such agreement shall amend Section 2.20 without the consent of the Administrative Agent and the Issuing Bank as applicable, and no such amendment shall impose any greater restriction on the assignability of any Lender’s interest under the Revolving Credit Facility or Term Facility without the written consent of the Required Revolving Lenders (in the case of the Revolving Credit Facility) and the written consent of the Required Term Lenders (in the case of the Term Facility).

(c)if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document, then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement.

SECTION 9.03.Expenses; Indemnity; Damage Waiver.

(a)The Borrower shall pay (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of (w) one (1) counsel for the Administrative Agent, (x) one

(1) counsel for the other Lenders as a group, (y) if reasonably necessary, one (1) additional special counsel for Administrative Agent in each relevant specialty, and (z) in the case of an actual or perceived conflict of interest, one additional counsel (and, if applicable, one additional special counsel in each relevant specialty) to the Lenders so affected, taken as a whole, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)The Borrower shall indemnify the Administrative Agent, the Issuing Bank, each Titled Agent, each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee, or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s material obligations hereunder or under any other Loan Document, if the Borrower or such other Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims or damages arising from any non-Tax claim.
(c)To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Bank in their capacity as such.
(d)To the extent permitted by applicable law, no party hereto shall assert, and each such party hereby waives, any claim against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this clause (d) shall relieve the Borrower of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.
(e)All amounts due under this Section shall be payable not later than ten (10) days after demand therefor.

SECTION 9.04.Successors and Assigns.

(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that

(i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)the Borrower, provided that, the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; provided further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing at the time of such assignment, any other assignee;
(B)the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment or Loans to an assignee that is a Lender (other than a Defaulting Lender) with a Commitment or Loans immediately prior to giving effect to such assignment; and
(C)the Issuing Bank, provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Commitment or Term Loan.
(ii)	Assignments shall be subject to the following additional conditions:
(A)	except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

a.each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;
b.the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), together with a processing and recordation fee of $4,500;
c.the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the Loan Parties and their related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;
d.Borrower’s failure to consent to an assignment shall be deemed reasonable if such assignment is to a competitor of Borrower and no Event of Default exists;
e.each assignment by a Revolving Lender shall be of a proportionate amount of its Revolving Credit Exposure and undisbursed Revolving Commitment; and
f.after giving effect to such assignment, the amount of the Commitment held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $5,000,000 in the case of a Commitment or Revolving Loans or $1,000,000 in the case of a Term Loan, then such assigning Lender shall assign the entire amount of its Commitment and the Loans at the time owing to it.

For the purposes of this Section 9.04(b), the term “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means (a) a natural person, (b) a Defaulting Lender or its Lender Parent, (c) the Borrower or any of its Affiliates, or (d) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of making or acquiring any Loans or Commitments,

(jj)is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business.

(iii)Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(iv)The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants), the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
(c)Any Lender may, without the consent of the Borrower, the Administrative Agent, or the Issuing Bank, sell participations to one or more banks or other entities (a “Participant”), other than an Ineligible Institution (a “Participant”), in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) the Lender selling the participation shall provide Borrower the name of the participant and the amount of such participation upon request. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under 2.17(g) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.Each Lender that sells a participation shall, acting solely for this purpose as ~~an~~a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and except that, upon request of Borrower, the Lender shall provide to Borrower the identity of such participant and the amount of its participation.The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05.Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06.Counterparts; Integration; Effectiveness; Electronic Execution.

(a)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.

SECTION 9.07.Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08.Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff,

(x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 9.09.Governing Law; Jurisdiction; Consent to Service of Process.

(a)This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, and of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding (whether in tort, law or in equity) arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding (whether in tort, law or in equity) relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.
(c)The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11.Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12.Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees, agents and consultants, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance

Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case the Administrative Agent, the Issuing Bank or such Lender, as applicable, shall, to the extent not inconsistent with applicable law, use reasonable efforts to promptly inform the Borrower thereof), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or (other than any Ineligible Institution) any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) on a confidential basis to rating agencies if requested or required by such agencies in connection with a rating relating to the extensions of credit hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis from a source other than the Borrower or any Loan Party that is not known to the Administrative Agent, Issuing Bank or such Lender, as applicable to be subject to a confidentiality agreement with the Borrower or any Loan Party. In addition, the Administrative Agent, the Issuing Bank and each Lender may disclose the existence of this Agreement and the information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent, the Issuing Bank and the Lenders in connection with the administration and management of this Agreement and the other Loan Documents. For the purposes of this Section, “Information” means all information received from the Borrower, any Loan Party or any Subsidiary relating to the Borrower, any Loan Party or any Subsidiary or its respective businesses (including without limitation the identities of their venture partners), other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 9.13.Material Non-Public Information.

(a)EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.
(b)ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE

AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 9.14.Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.15.Authorization to Distribute Certain Materials to Public-Siders.

(a)The Borrower represents and warrants it will file this Agreement with the SEC within four Business Days following the execution of this Agreement and thereafter none of the information in the Loan Documents will constitute or contain material non-public information within the meaning of the federal and state securities laws. Commencing four Business Days following the execution of this Agreement, to the extent that any of the executed Loan Documents constitutes at any time material non-public information within the meaning of the federal and state securities laws after the date hereof, the Borrower agrees that it will promptly make such information publicly available by press release or public filing with the SEC.
(b)If the Borrower does not file this Agreement with the SEC within four Business Days following the execution of this Agreement, then the Borrower hereby authorizes the Administrative Agent to distribute the execution version of this Agreement and the Loan Documents to all Lenders, including their Public-Siders. The Borrower acknowledges its understanding that, commencing four Business Days following the execution of this Agreement, Public-Siders and their firms may be trading in any of the Loan Parties’ respective securities while in possession of the Loan Documents.

SECTION 9.16.Certain ERISA Matters.

(a)Each Lender represents as of the date such Person became a Lender party hereto, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Facility Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Facility Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Facility Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

SECTION 9.17. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender to identify the Borrower and each other Loan Party in accordance with the Act. Borrower shall cause each of the Loan Parties to provide the necessary information required by this Section 9.17.

SECTION 9.18. Amendment and Restatement; No Novation. This Agreement constitutes an amendment and restatement of the Existing Agreement effective from and after the Effective Date. Upon satisfaction of the conditions precedent set forth in Section 4.01, this Agreement shall exclusively control and govern the mutual rights and obligations of the parties hereto with respect to the Existing Facilities, and the Existing Facilities shall be superseded by this Agreement in all respects, in each case, on a prospective basis only. The execution and delivery of this Agreement shall not constitute a novation of any Loans or other Obligations owing to the Lenders or the Administrative Agent, as applicable, under the Existing Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Effective Date, the credit facilities described in the Existing Agreement shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans, letters of credit and other obligations of the Borrower outstanding as of such date under the Existing Agreement, as amended, shall be deemed to be Loans, Letters of Credit and Obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Effective Date, reflect the respective Commitments and Loans of the Lenders hereunder.

SECTION 9.19. ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:(a)

(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)	the effects of any Bail-In Action on any such liability, including, if applicable:
(i)	a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

SECTION 9.20.No Fiduciary Duty, etc.

(a)The Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto.

(b)The Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which it may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(c)In addition, the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower or its Subsidiaries may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies.

SECTION 9.21.Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such

Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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